As filed with the Securities and Exchange Commission on October 28, 2005

FILE NOs. 811-6589

33-46374

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 32	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 32	☒

(Check appropriate box or boxes.)

FIRST FUNDS

(Exact name of Registrant as Specified in Charter)

1625 Broadway, Suite 2200

Denver, CO 80202

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 442-1941

Tane T. Tyler, Secretary

First Funds

1625 Broadway, Suite 2200

Denver, CO 80202

(Name and Address of Agent of Service)

Copy to:

Desiree Franklin, Esq.

Baker, Donelson, Bearman, Caldwell & Berkowitz P.C.

165 Madison Avenue, Suite 2100

Memphis, TN 38103

Approximate Date of Proposed Public Offering:	As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on [ ], pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on October 28, 2005, pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

2005 Prospectus

Dated October 28, 2005

Core Equity Portfolio

Capital Appreciation Portfolio

Intermediate Bond Portfolio

Tennessee Tax-Free Portfolio

Cash Reserve Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy of this Prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents

Investment Objective, Principal Strategies and Risks, and Performance
Core Equity Portfolio
Capital Appreciation Portfolio
Intermediate Bond Portfolio
Tennessee Tax-Free Portfolio
U.S. Government Money Market Portfolio
Municipal Money Market Portfolio
Cash Reserve Portfolio
Fees and Expenses of the Portfolios
Investment Details
Who Manages the Portfolios
Class Definitions
How to Invest in the Portfolios
Class I
Classes A, B, and C
Privacy Policy
Financial Highlights
Additional Information About the Portfolios

Not all First Funds Portfolios and/or Classes may be available for purchase in your state.

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information (“SAI”) that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon.  Also, this Prospectus does not constitute an offering by First Funds (the “Trust”) or ALPS Distributors, Inc., (“ADI” or “Distributor”) in any jurisdiction where such an offering would not be lawful.

First Funds:	Not FDIC Insured	May Go Down In Value	Not Guaranteed By Any Bank or Government Agency

Core Equity Portfolio

Investment Objective, Principal Strategies and Risks

Investment Objective — The objective of the Core Equity Portfolio (the “Portfolio”) is to achieve maximum total return through capital appreciation by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities.

Principal Investment Strategy — Under normal market conditions, First Tennessee Bank National Association (“First Tennessee” or “Adviser”) and Highland Capital Management Corp. (“Highland” or “Sub-Adviser”) currently intend to invest at least 80% of the Portfolio’s assets in common stock and American Depositary Receipts (“ADRs”) of international companies that are traded on major domestic securities exchanges (New York Stock Exchange “NYSE,” American Stock Exchange “AMEX,” and NASDAQ).  The Portfolio may also invest in convertible preferred stock, bonds, and debentures that are convertible into common stock.  If the Board of Trustees determines to change the Portfolio’s policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, it will provide the shareholders of the Portfolio at least 60 days prior written notice of the change.

Primary Risks — As with all managed funds, there is a risk that the Sub-Adviser’s strategy for managing the Portfolio may not achieve the desired results.  In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and anticipated events.  As a result, the price of the Portfolio’s investments may go down and you could lose money on your investment.

In addition, the share price of the Portfolio can be more volatile than mutual funds that hold a greater number of securities.  A significant increase or decline in the price of any single security held by the Portfolio (due to the Portfolio’s fairly concentrated holdings) will amplify the affect of that security’s impact on the Portfolio’s share price.

For more information about the risk factors identified above, please refer to the section entitled “Investment Details” later in this Prospectus.  The SAI contains additional information about the risks associated with investing in the Portfolio.

The value of the Portfolio’s shares, like stock prices generally, will fluctuate within a wide range.  An investor in the Portfolio could lose money over short or even long periods of time.

Please remember there is no guarantee that the Portfolio will achieve its investment objective.  An investment in the Portfolio is not a deposit or any other obligation of a bank, is not insured, endorsed, or guaranteed by the FDIC, a bank or any government agency, and involves investment risk including the possible loss of the principal amount invested.

Should I Invest in the Core Equity Portfolio?

The Portfolio may be appropriate for you if:

•              You can tolerate the price fluctuations and volatility that are inherent in investing in a broad-based stock mutual fund.

•              You seek an investment that seeks to provide long-term capital appreciation.

•              You wish to add an equity fund to your existing investment portfolio.

•              You seek maximum total return through capital appreciation over a long-term investment time horizon—at least five years.

Remember, no single investment can provide a balanced investment plan.

Core Equity Portfolio

Performance

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio.  Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past.  The Portfolio’s past performance (before and after taxes) does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.  Other classes have higher expenses.

Year-By-Year Total Return (Class I)

Best quarter (quarter ended December 31, 1998)  20.60%

Worst quarter (quarter ended September 30, 2002) (17.78%)%

Year-to-date return (as of September 30, 2005)  (3.38)%

The following table lists the Portfolio’s average year-by-year return by Class over the past one-, five-, and ten-year periods and since the inception of each Class of shares.  The table also compares the average annual total returns of each Class of shares of the Portfolio for the periods shown to the performance of the S&P 500® Index.

Average Annual Total Return (for the period ended December 31, 2004)

	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class I	8/2/93
Return Before Taxes		5.96%	(0.34)%	12.60%	12.14%
Return After Taxes on Distributions		4.76%	(1.48)%	10.98%	10.49%
Return After Taxes on Distributions and Sale of Portfolio Shares		4.80%	(0.56)%	10.61%	10.14%
Class A	12/20/95	(0.32)%	(1.75)%	N/A	10.04%
Class B	8/3/99	0.11%	(1.71)%	N/A	(0.39)%
Class C	12/9/93	4.19%	(1.30)%	11.46%	10.73%
S&P 500 Index	8/2/93	10.86%	(2.29)%	12.06%	11.09%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I shares only, and after-tax returns for other Classes will vary.

Returns after taxes on distributions and sale of Portfolio shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Portfolio shares.

The S&P 500 Index is an unmanaged index tracking the performance of the 500 largest publicly traded U.S. stocks and is often used to indicate the performance of the overall domestic stock market.  The S&P 500 is not a mutual fund, and you cannot invest in it directly.  Also, the performance of the S&P 500 does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

Capital Appreciation Portfolio

Investment Objective, Principal Strategies and Risks

Investment Objective — The objective of the Capital Appreciation Portfolio (the “Portfolio”) is to seek long-term capital appreciation by investing at least 65% of its total assets in equity securities of smaller-capitalization companies.

Principal Investment Strategy — Under normal market conditions, Delaware Management Company (“DMC”) or (“Co-Adviser”) currently intends to invest at least 80% of the Portfolio’s total assets in equity securities of companies with market capitalizations generally between $200 million and $2 billion at the time of purchase, with an average market capitalization of the Portfolio not to exceed $1.5 billion.  The Portfolio also may invest in preferred stock, bonds and debentures convertible into common stock of U.S.-based companies of all sizes, industries, and geographical markets.  The Portfolio may also invest in securities of foreign issuers.

Primary Risks — As with all managed funds, there is a risk that the Co-Adviser’s strategy for managing the Portfolio may not achieve the desired results.  In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and anticipated events.  As a result, the price of the Portfolio’s investments may go down and you could lose money on your investment.

The Portfolio’s share price may fluctuate more than that of mutual funds primarily invested in stocks of large companies.  Small company securities may under-perform as compared to the securities of large companies, and their prices may be more volatile.  Small company securities may also pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their stocks.

The Portfolio’s annual portfolio turnover may be greater than 100%.  A turnover rate of 100% would occur if the Portfolio sold and replaced securities valued at 100% of its net assets within one year.  High turnover rate can result in increased transaction costs, which may affect the Portfolio’s performance, and tax liability for investors.

For more information about the risk factors identified above, please refer to the section entitled “Investment Details” later in this Prospectus.  The SAI contains additional information about the risks associated with investing in the Portfolio.

The value of the Portfolio’s shares, like stock prices, generally will fluctuate within a wide range.  An investor in the Portfolio could lose money over short or even long periods of time.

Please remember there is no guarantee that the Portfolio will achieve its investment objective.  An investment in the Portfolio is not a deposit or any other obligation of a bank, is not insured, endorsed, or guaranteed by the FDIC, a bank or any government agency, and involves investment risk including the possible loss of the principal amount invested.

Should I Invest in the Capital Appreciation Portfolio?

The Portfolio may be appropriate for you if:

•                  You can tolerate the price fluctuations and volatility that are inherent in investing in a stock mutual fund that invests in small and medium-capitalization companies.

•                  You seek long-term capital appreciation in your investment.

•                  You wish to add an aggressive growth-oriented stock fund to your existing investment portfolio.

•                  You are not seeking current income or the preservation of capital.

Remember, no single investment can provide a balanced investment plan.

Capital Appreciation Portfolio

Performance

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio.  Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past.  The Portfolio’s past performance (before and after taxes) does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.  Other classes have higher expenses.

Year-By-Year Total Return (Class I)

Best quarter (quarter ended December 31, 1999) 29.28%

Worst quarter (quarter ended September 30, 2001) (26.95)%

Year-to-date return (as of September 30, 2005)  1.16%

The following table lists the Portfolio’s average year-by-year return by Class over the past one- and five-year periods and since the inception of each Class of shares.  The table also compares the average annual returns of each Class of shares of the Portfolio for the periods shown to the performance of the Russell 2000® Growth Index.

Average Annual Total Return (for the period ended December 31, 2004)

	Inception Date	1 Year	5 Years	Since Inception
Class I	9/2/97
Return Before Taxes		10.16%	4.37%	6.55%
Return After Taxes on Distributions		10.16%	2.60%	5.17%
Return After Taxes on Distributions and Sale of Portfolio Shares		6.61%	2.67%	4.83%
Class A	10/2/97	3.72%	2.82%	4.71%
Class B	8/3/99	4.05%	3.01%	6.99%
Class C	10/2/97	8.05%	3.27%	4.73%
Russell 2000 Growth Index	9/2/97	13.82%	(3.84)%	2.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I shares only, and after-tax returns for other Classes will vary.

Returns after taxes on distributions and sale of Portfolio shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Portfolio shares.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 2000 Growth Index is not a mutual fund and you cannot invest in it directly.  Also, the performance of the Russell 2000 Growth Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

Intermediate Bond Portfolio

Investment Objective, Principal Strategies and Risks

Investment Objective — The objective of the Intermediate Bond Portfolio (the “Portfolio”) is to seek current income consistent with the preservation of capital by investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds.

Principal Investment Strategy — Under normal market conditions, fixed-income securities held by the Portfolio will consist primarily of investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as investment grade mortgage-backed and asset-backed securities.  Investment grade debt securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Corporation (“S&P”).  The Portfolio may also invest up to 5% of its net assets in unrated securities that First Tennessee Bank National Association (“First Tennessee” or “Adviser”) and Martin & Company, Inc. (“Martin” or “Sub-Adviser”) determine are of equivalent quality to the other securities in which the Portfolio invests.  The Portfolio also may invest in securities of foreign issuers and engage in foreign currency transactions.  If the Board of Trustees determines to change the Portfolio’s policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, it will provide the shareholders of the Portfolio at least 60 days prior written notice of the change.

The Portfolio primarily invests in short to intermediate bonds.  While the Portfolio may invest in securities of any maturity, the Portfolio’s dollar-weighted average maturity will range between three to six years.  The Sub-Adviser may vary the average Portfolio maturity, within this range, based upon prevailing interest rates and economic conditions.

Primary Risks — The Portfolio invests primarily in fixed-income securities.  Fixed income securities are subject to risks such as credit or default risks, and decreased value due to interest rate increases.  The Portfolio’s performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

For more information about the risk factors identified above, please refer to the section entitled “Investment Details” later in this Prospectus.  The SAI contains additional information about the risks associated with investing in the Portfolio.

An investor in the Portfolio could lose money over short or even long periods of time.

Please remember there is no guarantee that the Portfolio will achieve its investment objective.  An investment in the Portfolio is not a deposit or any other obligation of a bank, is not insured, endorsed, or guaranteed by the FDIC, a bank or any government agency, and involves investment risk including the possible loss of the principal amount invested.

Should I Invest in the Intermediate Bond Portfolio?

The Portfolio may be appropriate for you if:

•                        You seek higher potential returns than money market funds and you can tolerate the risks associated with investing in fixed-income securities.

•                        You seek an income producing mutual fund for an asset allocation program.

•                        You have a longer-term investment perspective and are prepared to maintain your investment in the Portfolio for several years.

Remember, no single investment can provide a balanced investment plan.

Intermediate Bond Portfolio

Performance

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio.  Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past.  The Portfolio’s past performance (before and after taxes) does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.  Other classes have higher expenses.

Year-By-Year Total Return (Class I)

Best quarter (quarter ended September 30, 2001) 4.92%

Worst quarter (quarter ended June 30, 2004) (2.31)%

Year-to-date return (as of September 30, 2005) 0.99%

The following table lists the Portfolio’s average year-by-year return by Class over the past one- and five-year periods and since the inception of each Class of shares.  The table also compares the average annual total returns of each Class of shares of the Portfolio for the periods shown to the performance of the Lehman Brothers Intermediate Government/Credit Index.

Average Annual Total Return (for the period ended December 31, 2004)

	Inception Date	1 Year	5 Years	Since Inception
Class I	3/2/98
Return Before Taxes		2.12%	6.78%	5.93%
Return After Taxes on Distributions		0.75%	4.79%	3.83%
Return After Taxes on Distributions and Sale of Fund Shares		1.43%	4.61%	3.79%
Class A	3/9/98	(1.68)%	5.76%	5.13%
Class B	10/28/02	(2.59)%	N/A	3.04%
Class C	5/19/98	0.35%	5.96%	5.11%
Lehman Brothers
Intermediate Gov’t/Credit Index	3/2/98	3.04%	7.20%	6.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I shares only, and after tax returns for other Classes will vary.

Returns after taxes on distributions and sale of Portfolio shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Portfolio shares.

The Lehman Brothers Intermediate Government/Credit Index represents an unmanaged diversified portfolio of investment grade bonds with maturities of up to 10 years.  The Lehman Brothers Intermediate Government/Credit Index is not a mutual fund and you cannot invest in it directly.  Also, the performance of the Lehman Brothers Intermediate Government/Credit Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

Tennessee Tax-Free Portfolio

Investment Objective, Principal Strategies and Risks

Investment Objective — The objective of the Tennessee Tax-Free Portfolio (the “Portfolio”) is to provide a high level of current income, which is exempt from federal and Tennessee personal income tax, by investing in a portfolio consisting of Tennessee tax-free obligations.

Principal Investment Strategy — Under normal market conditions, the Portfolio invests in investment grade municipal obligations issued by the state of Tennessee or any city, county, school district or any other political agency or sub-division of the state of Tennessee.  The Portfolio seeks to invest its assets so that, to the fullest extent possible, the income that is received by the Portfolio will be exempt from both federal and Tennessee income taxes.

As a fundamental policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets in securities whose interest is exempt from federal and Tennessee personal income taxes.

The Portfolio may invest in a wide range of municipal obligations, including tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligations or revenue bonds (including municipal lease obligations and resources recovery bonds); and industrial development bonds.  The Portfolio may invest in obligations of any duration or maturity.

However, while the dollar-weighted average maturity of the Portfolio may vary, Martin & Company, Inc. (“Martin” or “Sub-Adviser”) currently anticipates that the dollar-weighted average portfolio maturity of the Portfolio will be between five and 15 years.

Primary Risks — The Portfolio is not diversified and it may invest a higher percentage of its assets in the securities of a smaller number of issuers.  The Portfolio is also particularly susceptible to events affecting issuers located or doing business in Tennessee.

For more information about the risk factors identified above, please refer to the section entitled “Investment Details” later in this Prospectus.  The SAI contains additional information about the risks associated with investing in the Portfolio.

An investor in the Portfolio could lose money over short or even long periods of time.

Please remember there is no guarantee that the Portfolio will achieve its investment objective.  An investment in the Portfolio is not a deposit or any other obligation of a bank, is not insured, endorsed, or guaranteed by the FDIC, a bank or any government agency, and involves investment risk including the possible loss of the principal amount invested.

Should I Invest in the Tennessee Tax-Free Portfolio?

The Portfolio may be appropriate for you if:

•                  You seek higher potential returns than money market funds and you can tolerate the risks associated with investing in fixed-income securities.

•                  You seek an income producing mutual fund for an asset allocation program.

•                  You have a longer-term investment perspective and are prepared to maintain your investment in the Portfolio for several years.

•                  You are seeking a high-quality portfolio of municipal obligations and you are seeking income that is exempt from both federal and Tennessee income tax.

Remember, no single investment can provide a balanced investment plan.

Tennessee Tax-Free Portfolio

Performance

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio.  Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past.  The Portfolio’s past performance (before and after taxes) does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.  Other classes have higher expenses.

Year-By-Year Total Return (Class I)

Best quarter (quarter ended September 30, 2002) 3.61%

Worst quarter (quarterJune 30, 2004) (1.91)%

Year-to-date return (as of September 30, 2005) 0.95%

The following table lists the Portfolio’s average year-by-year return by Class over the past one-year and five-year periods and since the inception of each Class of shares.  The table also compares the average annual total returns of each Class of shares for the periods shown to the performance of the Lehman Brothers 10-Year Municipal Bond Index.

Average Annual Total Return (for the period ended December 31, 2004)

	Inception Date	1 Year	5 Years	Since Inception
Class I	12/15/95
Return Before Taxes		2.50%	5.51%	5.05%
Return After Taxes on Distributions		2.45%	5.46%	5.02%
Return After Taxes on Distributions and Sale of Portfolio Shares		3.01%	5.33%	4.97%
Class A	12/29/95	1.57%	4.46%	4.41%
Class B	08/03/99	(2.22)%	4.43%	3.95%
Class C	12/15/95	0.89%	4.95%	4.61%
Lehman Brothers 10-Year	12/15/95	4.16%	7.03%	6.05%
Municipal Bond Index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I shares only, and after-tax returns for other Classes will vary.

Returns after taxes on distributions and sale of Portfolio shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Portfolio shares.

The Lehman Brothers 10-Year Municipal Bond Index is a broad market performance benchmark for the shorter-term tax-exempt municipal bond market.  The Lehman Brothers 10-Year Municipal Bond Index is not a mutual fund, and you cannot invest in it directly.  Also, the performance of the Lehman Brothers 10-Year Municipal Bond Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

U.S. Government Money Market Portfolio

Investment Objective, Principal Strategies and Risks

Investment Objective — The objective of the U.S. Government Money Market Portfolio (the “Portfolio”) is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategy — The Portfolio invests in high quality, short-term U.S. dollar-denominated obligations.  Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in instruments issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities.  Most of the securities held by the Portfolio are backed by the full faith and credit of the U.S. government or are repurchase agreements collateralized by securities backed by the full faith and credit of the U.S. government.  If the Board of Trustees determines to change the Portfolio’s policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in instruments issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities, it will provide the shareholders of the Portfolio at least 60 days prior written notice of the change.

Primary Risks — As with all managed funds, there is a risk that BlackRock Institutional Management Corporation’s  (“BIMC” or “Co-Investment Adviser”) strategy for managing the Portfolio may not achieve the desired results.  The value of money market investments tends to fall when prevailing interest rates rise or when an issuer’s creditworthiness declines, although they’re generally less sensitive to such changes than longer-term securities.  Obligations backed by the full faith and credit of the U.S. government typically are not thought to be subject to credit risk.  When interest rates are very low, as they have been recently, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income.

For more information about the risk factors identified above, please refer to the section entitled “Investment Details” later in this Prospectus.  The SAI contains additional information about the risks associated with investing in the Portfolio.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.  Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Should I Invest in the U.S. Government Money Market Portfolio?

The Portfolio may be appropriate for you if:

•                  You require stability of principal.

•                  You seek a money market mutual fund for the cash portion of your asset allocation program.

•                  You seek an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

•                  You consider yourself a saver rather than an investor.

Remember, no single investment can provide a balanced investment plan.

U.S. Government Money Market Portfolio

Performance

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio.  Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past.  Past performance of the Portfolio does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.  Other classes have higher expenses.

Year-By-Year Total Return (Class I)

Best quarter (quarter ended September 30, 2000) 1.63%

Worst quarter (quarter endedJune 30, 2004) 0.21%

Year-to-date return (as of September 30, 2005) 2.05%

The table below lists the U.S. Government Money Market Portfolio’s average year-by-year return by Class over the past one-, five- and ten-year periods and since the inception of each Class of shares.  If you would like to know the current seven-day yield of the U.S. Government Money Market Portfolio, please call First Funds at (800) 442-1941, (option 1).

Average Annual Total Return (for the period ended December 31, 2004)

	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class I	11/12/92	1.15%	2.81%	4.02%	3.94%
Class A*		N/A	N/A	N/A	N/A
Class C	8/8/95	0.90%	2.55%	N/A	3.61%

Information for Class A shares is not included in the table because this Class was not operational as of the date of this Prospectus.

Municipal Money Market Portfolio

Investment Objective, Principal Strategies and Risks

Investment Objective — The objective of the Municipal Money Market Portfolio (the “Portfolio”) is to seek as high a level of federally tax-exempt income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategy — The Portfolio will invest in high-quality, short-term municipal obligations.  The Portfolio also may invest in high-quality, long-term, fixed, variable, or floating rate instruments (including tender option bonds) that have interest rates, maturities, and prices comparable to similar short-term instruments.

As a fundamental policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations whose interest is exempt from federal income taxes.

Primary Risks — As with all managed funds, there is a risk that BIMC’s strategy for managing the Portfolio may not achieve the desired results.  The value of money market investments tends to fall when prevailing interest rates rise or when an issuer’s creditworthiness declines, although they’re generally less sensitive to such changes than longer-term securities.  In addition, income earned on municipal obligations may be subject to state and/or local taxes or may be treated as a preference item for determining the federal alternative minimum tax.  When interest rates are very low, as they have been recently, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income.

For more information about the risk factors identified above, please refer to the section entitled “Investment Details” later in this Prospectus.  The SAI contains additional information about the risks associated with investing in the Portfolio.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Should I invest in the Municipal Money Market Portfolio?

The Portfolio may be appropriate for you if:

•                  You require stability of principal.

•                  You seek a money market mutual fund for the cash portion of your asset allocation program.

•                  You seek an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

•                  You are seeking income that is exempt from federal income tax.

•                  You consider yourself a saver rather than an investor.

Remember, no single investment can provide a balanced investment plan.

Municipal Money Market Portfolio

Performance

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio.  Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past.  Past performance of the Portfolio does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.  Other classes have higher expenses.

Year-By-Year Total Return (Class I)

Best quarter (quarter ended December 31, 2000) 1.03%

Worst quarter (quarter ended September 30, 2003) 0.18%

Year-to-date return (as of September 30, 2005) 1.50%

The table below lists the Municipal Money Market Portfolio’s average year-by-year return by Class over the past one-, five- and ten-year periods and since the inception of each Class of shares.  If you would like to know the current seven-day yield of the Municipal Money Market Portfolio, please call First Funds at (800) 442-1941 (option 1).

Average Annual Total Return (for the period ended December 31, 2004)

	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class I	11/12/92	0.98%	1.94%	2.63%	2.61%
Class A*		N/A	N/A	N/A	N/A
Class C	7/28/95	0.73%	1.67%	N/A	2.28%

* Information for Class A shares is not included in the table because this Class was not operational as of the date of this Prospectus.

Cash Reserve Portfolio

Investment Objective, Principal Strategies and Risks

Investment Objective — The objective of the Cash Reserve Portfolio (the “Portfolio”) is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategy — The Portfolio may invest in a broad range of high-quality, short-term, U.S. dollar-denominated money market obligations, including, but not limited to: certificates of deposit, commercial paper, bankers’ acceptances, and notes issued by U.S. and foreign banks.  The securities in which the Portfolio typically invests are issued by issuers in the financial services industry, including, foreign and domestic banks, insurance companies, brokerage firms, and consumer and industrial finance companies.  The Portfolio also may invest in repurchase agreements.

Primary Risks — As with all managed funds, there is a risk that BIMC’s strategy for managing the Portfolio may not achieve the desired results.  The value of money market investments tends to fall when prevailing interest rates rise or when an issuer’s creditworthiness declines, although they’re generally less sensitive to such changes than longer-term securities.  In addition, foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or less stringent regulatory and reporting standards. When interest rates are very low, as they have been recently, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income.

For more information about the risk factors identified above, please refer to the section entitled “Investment Details” later in this Prospectus.  The SAI contains additional information about the risks associated with investing in the Portfolio.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.  Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Should I invest in the Cash Reserve Portfolio?

The Portfolio may be appropriate for you if:

•                  You require stability of principal.

•                  You seek a money market mutual fund for the cash portion of your asset allocation program.

•                  You seek an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility.

•                  You consider yourself a saver rather than an investor.

Remember, no single investment can provide a balanced investment plan.

Cash Reserve Portfolio

Performance

The following bar chart and table can help you evaluate the potential risks of investing in the Portfolio.  Both the bar chart and the table show the variability the Portfolio has experienced in its performance in the past.  Past performance of the Portfolio does not indicate how it will perform in the future and is intended to be used for purposes of comparison only.

The performance of Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.  Other classes have higher expenses.

Year-By-Year Total Return (Class I)

Best quarter (quarter ended September 30, 2000) 1.63%

Worst quarter (quarter ended June 30, 2004) 0.21%

Year-to-date return (as of September 30, 2005) 2.05%

The table below lists the Cash Reserve Portfolio’s average year-by-year return by Class over the past one-, five-, and ten-year periods and since the inception of each Class of shares.  If you would like to know the current seven-day yield of the Cash Reserve Portfolio, please call First Funds at (800) 442-1941, (option 1).

Average Annual Total Return (for the period ended December 31, 2004)

	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class I	9/26/94	1.15%	2.83%	4.06%	4.09%
Class A*		N/A	N/A	N/A	N/A
Class B	10/28/02	0.40%	N/A	N/A	0.33%
Class C	7/28/95	0.90%	2.57%	N/A	3.71%

* Information for Class A shares is not included in the table because this Class was not operational as of the date of this Prospectus.

Fees and Expenses of the Portfolios

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

		Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of
	imposed on purchases as a	purchase price or redemption
	percentage of offering price	proceeds as applicable)
Core Equity
Class I	None	None
Class A	5.75%	None
Class B	None	5.00%
Class C	None	1.00	%(1)
Capital Appreciation
Class I	None	None
Class A	5.75%	None
Class B	None	5.00%
Class C	None	1.00	%(1)
Intermediate Bond
Class I	None	None
Class A	3.50%	None
Class B	None	4.00%
Class C	None	1.00	%(2)
Tennessee Tax-Free
Class I	None	None
Class A	3.75%	None
Class B	None	4.00%
Class C	None	1.00	%(3)
U.S. Government Money Market
Class I	None	None
Class A	None	None
Class C	None	None
Municipal Money Market
Class I	None	None
Class A	None	None
Class C	None	None
Cash Reserve
Class I	None	None
Class A	None	None
Class B	None	5.00%
Class C	None	None

Maximum Account Fee (Retirement Account Only)

Retirement account shareholders will be assessed a $12 annual custodial fee.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

		Distribution and/or				Total annual			Net annual
	Management	Service (12b-1)		Other		Portfolio operating	Fee		Portfolio operating
	fees(4)	fees		expenses		expenses	waivers		expenses
Core Equity
Class I	0.65%	0.00%		0.38%		1.03%	(0.04	)%(15)	0.99%
Class A	0.65%	0.00%		0.63%		1.28%	(0.04	)%(15)	1.24%
Class B	0.65%	1.00%		0.38%		2.03%	(0.04	)%(15)	1.99%
Class C	0.65%	0.75%		0.63%		2.03%	(0.04	)%(15)	1.99%
Capital Appreciation
Class I	0.82%	0.00%		0.48%		1.30%	(0.02	)%(16)	1.28%
Class A	0.82%	0.00%		0.73%		1.55%	(0.02	)%(16)	1.53%
Class B	0.82%	1.00%		0.48%		2.30%	(0.02	)%(16)	2.28%
Class C	0.82%	0.75%		0.73%		2.30%	(0.02	)%(16)	2.28%
Intermediate Bond
Class I	0.49%	0.00%		0.35%		0.84%	(0.19	)%(5)	0.65%
Class A	0.49%	0.00%		0.60%		1.09%	(0.19	)%(5)	0.90%
Class B	0.49%	0.70%		0.35%		1.54%	(0.19	)%(5)	1.35%
Class C	0.49%	0.75	%(6)	0.60%		1.84%	(0.19	)%(5)	1.65%
Tennessee Tax-Free
Class I	0.50%	0.00%		0.39%		0.89%	(0.20	)%(5)	0.69%
Class A	0.50%	0.00%		0.64%		1.14%	(0.20	)%(5)	0.94%
Class B	0.50%	0.70%		0.39%		1.59%	(0.20	)%(5)	1.39%
Class C	0.50%	0.75	%(6)	0.64	%(7)	1.89%	(0.20	)%(5)	1.69%
U.S. Government Money Market
Class I	0.13%	0.00%		0.22%		0.35%	(0.10	)%(8)	0.25%
Class A	0.13%	0.00%		0.47	%(9)	0.60%	(0.10	)%(8)	0.50%
Class C	0.13%	0.45	%(10)	0.22%		0.80%	(0.10	)%(8)	0.70%
Municipal Money Market
Class I	0.13%	0.00%		0.24%		0.37%	(0.07	)%(11)	0.30%
Class A	0.13%	0.00%		0.49	%(9)	0.62%	(0.07	)%(11)	0.55%
Class C	0.13%	0.45	%(10)	0.24%		0.82%	(0.07	)%(11)	0.75%
Cash Reserve
Class I	0.13%	0.00%		0.23%		0.36%	(0.06	)%(11)	0.30%
Class A	0.13%	0.00%		0.48	%(9)	0.61%	(0.06	)%(11)	0.55%
Class B	0.13%	1.00%		0.23%		1.36%	(0.06	)%(11)	1.30%
Class C	0.13%	0.45	%(10)	0.23%		0.81%	(0.06	)%(11)	0.75%

Example — The following Example is intended to help you compare the cost of investing in the Portfolios to the cost of investing in other mutual funds with similar investment objectives.

The Example shows the cumulative amount of portfolio expenses you would pay on a hypothetical investment of $10,000 in each Class of shares offered by the Portfolio.  The Example also assumes that your investment has a 5% average annual return, that you reinvest all of your dividends, and that the Portfolios’ operating expenses remain the same.  After one year, the Example does not take into consideration First Tennessee’s agreement to waive fees.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Redemption				Assuming No Redemption
	At End of Period				At End of Period
	1-Year	3-Years	5-Years	10-Years	1-Year	3-Years	5-Years	10-Years
Core Equity
Class I	$101	$324	$565	$1,255	$101	$324	$565	$1,255
Class A	$694	$954	$1,233	$2,026	$694	$954	$1,233	$2,026
Class B(12)	$702	$933	$1,289	$2,160	$202	$633	$1,089	$2,160
Class C	$302	$633	$1,089	$2,352	$202	$633	$1,089	$2,352
Capital Appreciation
Class I	$130	$410	$711	$1,564	$130	$410	$711	$1,564
Class A	$722	$1,034	$1,369	$2,311	$722	$1,034	$1,369	$2,311
Class B(12)	$731	$1,016	$1,428	$2,443	$231	$716	$1,228	$2,443
Class C	$331	$716	$1,228	$2,630	$231	$716	$1,228	$2,630
Intermediate Bond
Class I	$66	$249	$447	$1,019	$66	$249	$447	$1,019
Class A	$439	$666	$912	$1,614	$439	$666	$912	$1,614
Class B(13)	$537	$768	$1,021	$1,585	$137	$468	$821	$1,585
Class C	$268	$560	$977	$2,140	$168	$560	$977	$2,140
Tennessee Tax-Free
Class I	$70	$264	$473	$1,077	$70	$264	$473	$1,077
Class A	$467	$705	$960	$1,691	$467	$705	$960	$1,691
Class B(13)	$542	$782	$846	$1,640	$142	$482	$1,046	$1,640
Class C	$272	$574	$1,002	$2,192	$172	$574	$1,002	$2,192
U.S. Government Money Market
Class I	$26	$102	$186	$433	$26	$102	$186	$433
Class A	$51	$182	$325	$740	$51	$182	$325	$740
Class C	$72	$245	$434	$980	$72	$245	$434	$980
Municipal Money Market
Class I	$31	$112	$201	$461	$31	$112	$201	$461
Class A	$56	$191	$339	$767	$56	$191	$339	$767
Class C	$77	$255	$448	$1,006	$77	$255	$448	$1,006
Cash Reserve
Class I	$31	$110	$196	$450	$31	$110	$196	$450
Class A	$56	$189	$334	$756	$56	$189	$334	$756
Class B(14)	$632	$725	$939	$1,478	$132	$425	$739	$1,478
Class C	$77	$253	$444	$995	$77	$253	$444	$995

(1)        Applied to redemptions made during the first year after purchase.  No deferred sales charges are imposed on redemptions from Class C after one year from date of purchase.

(2)        Applied to redemptions made during the first 16 months after purchase.  No deferred sales charges are imposed on redemptions from Class C after 16 months from date of purchase.

(3)        Applied to redemptions made during the first two years after purchase.  No deferred sales charges are imposed on redemptions from Class C after two years from date of purchase.

(4)        For a description of each Portfolio’s Management fee breakpoints, please refer to the “Who Manages the Portfolio” section in this Prospectus.

(5)        First Tennessee, as Adviser, has contractually agreed through June 30, 2006, to waive a portion of the investment management fee that it is entitled to receive under the Investment Advisory and Management Agreement to the extent that such management fee shall not exceed 0.30% of the average net assets of the Portfolio.

(6)        The Trustees have agreed to limit the 12b-1 fees applicable to Class C shares to 0.50%.

(7)        Other Expenses include shareholder servicing fees of 0.25%.  The Trustees have agreed to limit the shareholder servicing fees applicable to Class C shares to 0.00%.

(8)        First Tennessee Bank, as Co-Investment Adviser and Co-Administrator, has contractually agreed to waive Portfolio-level expenses to the extent necessary for Class I to maintain a total expense ratio of no more than 0.25% of its average net assets for the fiscal year ending June 30, 2006.  Because this waiver is on Portfolio-level expenses, it reduces the expenses for all classes of the U.S. Government Money Market Portfolio.

(9)        Because Class A is not currently operational, this amount is estimated.

(10)      The Trustees have agreed to limit the 12b-1 fees applicable to Class C shares to 0.25%.

(11)      First Tennessee Bank, as Co-Investment Adviser and Co-Administrator, has contractually agreed to waive Portfolio-level expenses to the extent necessary for Class I to maintain a total expense ratio of no more than 0.30% of its average net assets for the fiscal year ending June 30, 2006.  Because this waiver is on Portfolio-level expenses, it reduces the expenses for all classes of the Municipal Money Market and Cash Reserve Portfolios.

(12)      The Class B Example reflects the conversion of Class B shares to Class A shares after eight years from the date of purchase of Class B shares.

(13)      The Class B Example reflects the conversion of Class B shares to Class A shares after six years from the date of purchase of Class B shares.

(14)      The Class B Example reflects the conversion of Class B shares to Class C shares after eight years from the date of purchase.

(15)  Pursuant to a contractual agreement entered into May 3, 2005, between First Tennessee and the Trust, First Tennessee has agreed to waive 0.24% of its Management Fee and 0.06% of its co-administrative fee (which is part of the Portfolio’s Other Expenses) for an aggregate waiver of 0.30%.  This waiver may be discontinued at any time after June 30, 2006.

(16)  Pursuant to a contractual agreement entered into May 3, 2005, between First Tennessee and the Trust, First Tennessee has agreed to waive 0.10% of its Management Fee and 0.025% of its co-administrative fee (which is part of the Portfolio’s Other Expenses) for an aggregate waiver of 0.125%.  This waiver may be discontinued at any time after June 30, 2006.

Investment Details

Core Equity Portfolio

Investment Objective — The objective of the Portfolio is to achieve maximum total return through capital appreciation by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities.

Principal Investment Strategy — Under normal market conditions, the Adviser and Sub-Adviser currently intend to invest at least 80% of the Portfolio’s assets in common stock and American Depositary Receipts (ADRs) of U.S. and international companies that are traded on major domestic securities exchanges (NYSE, AMEX, NASDAQ).  The Portfolio may also invest in convertible preferred stock, bonds, and debentures that are convertible into common stock.  If the Board of Trustees determines to change the Portfolio’s policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, it will provide the shareholders of the Portfolio at least 60 days prior written notice of the change.

In selecting investments for the Portfolio, Highland analyzes the fundamentals of individual companies.  Fundamental analysis considers a company’s essential soundness and future prospects, as well as overall industry outlook.  Highland believes that companies with superior financial characteristics bought at attractive valuation levels have produced superior results over time.  To find such characteristics, Highland’s analysts search for companies producing consistent earnings and growth over a full market cycle.  The portfolio managers, in turn, use this research to select stocks for purchase or sale by the Portfolio.

In response to adverse economic or market conditions, the Portfolio may invest without limit in short-term money market securities including, but not limited to, U.S. Government obligations, commercial paper, and certificates of deposit.  This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.

Capital Appreciation Portfolio

Investment Objective — The objective of the Portfolio is to seek long-term capital appreciation by investing at least 65% of its total assets in equity securities of smaller-capitalization companies.

Principal Investment Strategy — Under normal market conditions, DMC currently intends to invest at least 80% of the Portfolio’s total assets in equity securities of companies with market capitalizations generally between $200 million and $2 billion at the time of purchase, with an average market capitalization of the Portfolio not to exceed $1.5 billion.  The Portfolio also may invest in preferred stock, bonds and debentures convertible into common stock of U.S.-based companies of all sizes, industries, and geographical markets.  The Portfolio may also invest in securities of foreign issuers.

In selecting investments for the Portfolio, DMC analyzes the fundamental values of individual companies as well as particular industries.  In particular, a company is evaluated by visiting management and through assessing other levels of the company, its competitors, its customers, and its vendors.  Fundamental analysis considers a company’s essential soundness and future prospects, as well as overall industry outlook.  The Portfolio also may invest in foreign securities that DMC believes possess unusual values.

In response to adverse economic or market conditions, the Portfolio may invest without limit in short-term money market securities including, but not limited to, U.S. government obligations, commercial paper, and certificates of deposit.  This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.

Intermediate Bond Portfolio

Investment Objective — The objective of the Portfolio is to seek current income consistent with the preservation of capital by investing at least 80% of its net assets, plus any borrowing for investment purposes, in bonds.  The Portfolio seeks current income while attempting to minimize risk to principal by assembling a portfolio of income producing obligations that Martin believes will provide the optimal balance between risk and return within the universe of securities in which the Portfolio is permitted to invest.

Principal Investment Strategy — Under normal market conditions, the Portfolio primarily invests in investment grade debt securities and obligations issued by the U.S. government and U.S. corporations, as well as investment grade mortgage-backed and asset-backed securities.  Investment grade debt securities are securities rated Baa or higher by Moody’s or BBB by S&P.  The Portfolio may also invest up to 5% of its net assets in unrated securities that Martin determines are of equivalent quality to the other securities in which the Portfolio invests.  The Portfolio also may invest in securities of foreign issuers and engage in foreign currency transactions.  In selecting securities for the Portfolio, Martin uses a risk factor analysis that evaluates a number of factors concerning the security, including: the security’s return potential, the issuer’s creditworthiness, and the current price of the security compared to Martin’s estimate of the security’s long-term value.  In making investment decisions, Martin also considers the effect purchasing the security would have on certain characteristics of the Portfolio.  Martin believes that by lessening the effect of market and interest rate risk, investors should experience greater overall returns; accordingly, during periods of fluctuating economic conditions and interest rates, Martin may attempt to minimize market risk by adjusting the dollar-weighted average maturity of the Portfolio.

In response to adverse economic or market conditions, the Portfolio may invest without limit in short-term money market securities including, but not limited to, U.S. government obligations, commercial paper, and certificates of deposit.  This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.

Tennessee Tax-Free Portfolio

Investment Objective — The objective of the Portfolio is to provide a high level of current income, which is exempt from federal and Tennessee personal income tax, by investing in a portfolio consisting primarily of Tennessee tax-free obligations.

Principal Investment Strategy — Under normal market conditions, the Portfolio invests in investment grade municipal obligations issued by the state of Tennessee or any city, county, school district or any other political agency or sub-division of the state of Tennessee.

As a fundamental policy, under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities whose interest is exempt from federal and Tennessee personal income taxes.

In selecting investments for the Portfolio, Martin evaluates a variety of factors, including bond type, bond quality, and bond maturity allocation based on economic trends and historic yield comparisons.

While the Portfolio ordinarily will not invest in securities that are subject to federal income tax, it may do so in response to adverse economic or market conditions.  During such periods, the Portfolio may invest without limit in high quality taxable money market instruments including, but not limited to, U.S. Government obligations, commercial paper, and repurchase and reverse repurchase agreements.  This strategy is inconsistent with the investment objective and principal investment strategies of the Portfolio, and if employed, could result in the Portfolio achieving a lower return than it might have achieved under normal market conditions.  Such a strategy also may result in investors becoming subject to state and federal income taxes.

U.S. Government Money Market, Municipal Money Market & Cash Reserve Portfolios

The U.S. Government Money Market Portfolio, the Municipal Money Market Portfolio, and the Cash Reserve Portfolio are each referred to as a “Portfolio” and together as the “Portfolios” or the “Money Market Portfolios.”

Investment Strategy — Each Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a portfolio of high quality money market instruments.  Pursuant to procedures adopted by the Trustees, each Portfolio may purchase only high-quality, money market obligations that satisfy the investment restrictions of the applicable Portfolio and that the Adviser believes present minimal credit risks.  To be considered high-quality, a security must be a U.S. government security; or rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by BIMC.  Also, with limited exceptions, each Portfolio must limit its investments to obligations with remaining maturities of 397 days or less, as determined in accordance with applicable rules adopted by the SEC.  Each Portfolio also must maintain a dollar-weighted average maturity of 90 days or less.

Under normal market conditions, the Municipal Money Market Portfolio will invest at least 80% of its net assets, plus any borrowing for investment purposes, in municipal obligations whose interest is exempt from federal income taxes.

The Cash Reserve Portfolio also may invest in U.S. dollar-denominated obligations of foreign banks or foreign branches of U.S. banks where BIMC deems the instrument to present minimal credit risks.  Such investments may include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same U.S. dollar-denominated instruments as ETDs, except that they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

Concentration Risk — The Municipal Money Market Portfolio and Cash Reserve Portfolio each may invest up to 25% of their total assets in a particular industry.  The Municipal Money Market Portfolio may invest any portion of its assets in industrial revenue bonds (“IRBs”) backed by private issuers, and may invest up to 25% of its total assets in IRBs related to a single industry.  The Municipal Money Market Portfolio may also invest 25% or more of its total assets in securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities.  The Cash Reserve Portfolio may invest 25% or more of its total assets in securities in the financial services industry.  Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolios’ performance.

Principal Risks-All Portfolios

The following table describes the securities in which the Portfolios typically invest and the principal risks associated with those securities.  For more information about the securities in which the Portfolios invests and their associated risks, please refer to the SAI.

Securities	Principal Risks Associated with the Security	Portfolios that Apply

American Depositary Receipts — Certificates issued by a U.S. bank which represent a stated number of shares of a foreign corporation that the bank holds in its vault. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. While ADRs represent a stated number of shares of a foreign corporation, ADRs are traded on domestic securities exchanges.

Foreign Investment Risk — The risk that foreign securities may be adversely affected by political instability of the issuer’s country, changes in currency exchange rates, foreign economic conditions, or regulatory and reporting standards that are less stringent than those of the United States. Foreign investment risks will normally be greatest when a fund invests in issues located in emerging countries.

Market Risk — The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Valuation Risk — The risk that the Portfolio has valued certain securities at a higher price than it can sell them. This may occur where the security is from a relatively new issuer with little or no previous market history or where, for some other reason, a pricing service does not issue a reliable price for the security. In these cases, a mutual fund’s management is called upon to assign a value to the security.

Core Equity

Asset-Backed Securities — Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

Credit Risk — The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation.

Interest Rate Risk — The risk of a decline in market value of an interest bearing instrument due to changes in interest rates. For example, a rise in interest rates typically will cause the price of a fixed-rate security to fall. On the other hand, a decrease in interest rates will cause the price of a fixed-rate security to increase.

Liquidity Risk — The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them. It may be difficult for the Portfolio to sell the investment for the value the Portfolio has placed on it.

Intermediate Bond

Securities	Principal Risks Associated with the Security	Portfolios that Apply
Corporate Debt Obligations — Corporate debt obligations include bonds, notes, debentures, and other obligations of corporate entities to pay interest and repay principal.

Call Risk — The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates.

Credit Risk

Extension Risk — The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will also suffer from the inability to invest in higher yielding securities.

Interest Rate Risk

Liquidity Risk

Valuation Risk

Intermediate Bond U.S. Government Money Market Municipal Money Market Cash Reserve
Commercial Paper — Unsecured promissory notes that corporations typically issue to finance current operations and other expenditures.	Credit Risk Interest Rate Risk Liquidity Risk	U.S. Government Money Market Municipal Money Market Cash Reserve
Common Stocks — Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits and losses, proportionate to the number of shares they own.	Market Risk Valuation Risk	Core Equity Capital Appreciation
Industrial Revenue Bonds — Revenue bonds that are backed by a state of a private issuer.	Credit Risk Interest Rate Risk Liquidity Risk	U.S. Government Money Market Municipal Money Market Cash Reserve

Securities	Principal Risks Associated with the Security	Portfolios that Apply

Money Market Funds — Open-ended mutual funds that invest in commercial paper, banker’s acceptances, repurchase agreements, government securities, certificates of deposit, and other highly liquid and safe securities, and pay money market rates of interest.

	Credit Risk Interest Rate Risk Inflation Risk — The risk that your investment will not provide enough income to keep pace with inflation.	Core Equity Capital Appreciation Intermediate Bond Tennessee Tax-Free

Mortgage-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed-rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Typically, mortgage-backed securities issued by private entities do not have the same credit standing as mortgage-backed securities issued by the U.S. government, or any of its agencies or instrumentalities.

Call Risk

Credit Risk

Extension Risk

Interest Rate Risk

Liquidity Risk

Prepayment Risk — The risk that the issuer will repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Intermediate Bond

Municipal Lease Obligations — Securities issued by state and local governments or authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not backed by the credit of the issuing municipality, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the lease payments for the following year, the lease may terminate, with the possibility of significant loss to the Portfolio. Certificates of Participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease purchase payments made.

	Credit Risk Interest Rate Risk Liquidity Risk Valuation Risk	Tennessee Tax-Free U.S. Government Money Market Municipal Money Market Cash Reserve

Securities	Principal Risks Associated with the Security	Portfolios that Apply

Municipal Obligations (in general) — Securities that are issued to raise money for various public purposes. This includes general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal obligations may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal obligations are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks.

Credit Risk

Interest Rate Risk

Liquidity Risk

Taxable Income Risk — The risk that income earned on municipal obligations may be subject to state or local taxes or may be treated as a preference item for determining the federal alternative minimum tax.

Valuation Risk

Tennessee Tax-Free U.S. Government Money Market Municipal Money Market Cash Reserve

Municipal Refunding Collateralized Mortgage Obligations (“MR CMOs”) — MR CMOs originated from revenue bonds issued to fund low interest rate mortgages for first-time home buyers with low to moderate incomes and are now secured by an “escrow fund” generally consisting entirely of direct U.S. government obligations that are sufficient for paying the security holders. The security is considered a “mortgage-related security” for investment purposes. MR CMOs are attractive for investors seeking highly rated instruments with above-average yield.

	Credit Risk Interest Rate Risk Liquidity Risk Valuation Risk	Tennessee Tax-Free

Repurchase Agreements and Reverse Repurchase Agreements — Repurchase agreements involve the purchase of a security by a purchaser and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the purchaser at a specified date or on demand. This technique offers a method of earning income on idle cash. Reverse repurchase agreements involve the sale of a security to another party (generally a bank or dealer) in return for cash and an agreement to buy the security back at a specified price and time.

	Credit Risk	Core Equity Capital Appreciation Intermediate Bond Cash Reserve U.S. Government Money Market
Securities of Foreign Issuers — Securities issued by: (1) companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States, and	Call Risk Credit Risk Extension Risk	Core Equity Capital Appreciation Intermediate Bond

Securities	Principal Risks Associated with the Security	Portfolios that Apply

Securities of Foreign Issuers (continued) - (3) foreign governments and agencies or instrumentalities of foreign governments. Securities of foreign issuers include American Depositary Receipts (ADRs), which are U.S. dollar-denominated securities.

	Foreign Investment Risk Liquidity Risk Market Risk Valuation Risk	Cash Reserve
Small Company Stocks — Common stocks issued by companies with smaller market capitalizations.

Liquidity Risk

Market Risk

Small Company Stock Risk — Small-capitalization stocks involve greater risk than those associated with larger, more established companies. Small company stocks may be subject to abrupt or erratic price movements.

Valuation Risk

Capital Appreciation
Tax-Exempt Commercial Paper — Promissory notes issued by municipalities to help finance short-term capital or operating needs.	Credit Risk Inflation Risk Interest Rate Risk Liquidity Risk	Tennessee Tax-Free U.S. Government Money Market Municipal Money Market Cash Reserve

U.S. Government Obligations — U.S. government obligations are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances. There is no guarantee that the government will support these types of obligations, and, therefore, they involve more risk than other government obligations.

	Interest Rate Risk	Intermediate Bond U.S. Government Money Market Municipal Money Market Cash Reserve

Portfolio Holdings Disclosure Policy

A detailed description of the Portfolios’ policies and procedures with respect to the disclosure of each Portfolio’s securities is available in the Portfolios’ SAI.

Who Manages the Portfolios

First Tennessee serves as adviser to the Portfolios listed below.  First Tennessee serves as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $21.1 billion in assets under administration (including nondiscretionary accounts) and $6.1 billion in assets under management as of June 30, 2005, and has experience in supervising sub-advisers.  First Tennessee provides investment advisory services to the Portfolios through First Tennessee Advisory Services, a department of First Tennessee.

Core Equity Portfolio

First Tennessee, located at 530 Oak Court Drive, Memphis, Tennessee, serves as Adviser to the Portfolio and, with the prior approval of the Board of Trustees of First Funds (the “Trustees”), has engaged Highland to act as Sub-Adviser to the Portfolio.  Subject to First Tennessee’s supervision, Highland is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolio.

For managing its investment and business affairs, the Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.65% of its average net assets up to $1 billion and 0.60% of average net assets over $1 billion.  Effective May 3, 2005, First Tennessee has contractually agreed through June 30, 2006, to reduce its management fee to 0.41% of average net assets.  The total advisory fee paid to First Tennessee for the fiscal year ended June 30, 2005, was 0.62% of the Portfolio’s average net assets.

Highland, located at 6077 Primacy Parkway, Memphis, Tennessee, is subject to the supervision of First Tennessee and, pursuant to the authority granted to it under its sub-advisory agreement with First Tennessee, is responsible for the day-to-day investment management of the Portfolio.

Highland (formerly known as First Tennessee Investment Management, Inc.), has been a wholly-owned subsidiary of First Horizon National Corporation since 1972.  First Tennessee and Highland have a history of investment management that dates back to 1929.  Highland has a total of $2.7 billion in assets under management as of June 30, 2005.  First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of 0.38% of the Portfolio’s average net assets up to $1 billion and 0.35% of the Portfolio’s average net assets over $1 billion.  The Portfolio is not responsible for paying any portion of Highland’s sub-advisory fee.  Highland is currently waiving some or all of its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time.

Portfolio Management Team

David L. Thompson, director and senior vice president, joined Highland in May of 1995 and is a Chartered Financial Analyst.  Mr. Thompson is a University of Mississippi graduate, received a master’s degree in business administration from the University of North Carolina and has 17 years of investment experience.

Mark J. Cronin, senior portfolio manager and vice president, joined Highland in 1999 and is a Chartered Financial Analyst.  Mr. Cronin is a graduate of the University of Washington and has 21 years of investment experience.

Additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s personal holding in the Portfolio can be found in the SAI.

Capital Appreciation Portfolio

First Tennessee and DMC, located at 2005 Market Street, Philadelphia, Pennsylvania, serve as Co-Investment Advisers to the Portfolio.  First Tennessee, among other things, provides investment management evaluations to the Board of Trustees of First Funds (the “Trustees”), monitors the activities of DMC, including DMC’s Portfolio transactions, and coordinates DMC’s activities with the Portfolio’s custodian, transfer agent, administrator, and independent accountants.  DMC is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objective of the Portfolio.

The Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.15% of its average net assets for the investment advisory services First Tennessee provides.  Effective May 3, 2005, First Tennessee has contractually agreed through June 30, 2006, to reduce its management fee to 0.05% of average net assets.  The total advisory fee paid to First Tennessee for the fiscal year ended June 30, 2005, was 0.13% of the Portfolio’s average net assets.

DMC is responsible for the day-to-day investment and reinvestment of the Portfolio’s assets in accordance with its investment objective and policies.  DMC is obligated to provide a continual program of investment of portfolio assets, to conduct investment research and credit analysis concerning portfolio investments, and to place orders for all purchases and sales of investments on behalf of the Portfolio.  DMC is responsible for the day-to-day investment and reinvestment of the Portfolio’s assets in accordance with its investment objective and policies.

As compensation for the services it provides, DMC is entitled to receive from the Portfolio a monthly management fee at the annual rate of 0.70% on the first $50 million of the Portfolio’s average net assets and 0.65% on average daily net assets of the Portfolio in excess of $50 million.  The total advisory fee paid to DMC for the fiscal year ended June 30, 2005, was 0.67% of the Portfolio’s average net assets.

As of June 30, 2005, DMC had approximately $107 billion in assets under management in a wide range of asset classes for institutional investors, large private trusts and mutual fund shareholders.  DMC is organized as a series of Delaware Management Business Trust (“DMBT”), a business trust organized under the laws of the state of Delaware.  DMC and DMBT are part of the Delaware Investments family of companies, which are located at 2005 Market Street, Philadelphia, Pennsylvania.  They are indirect, wholly-owned subsidiaries of Lincoln National Corporation, Centre Square, West Tower, 1500 Market St., Suite 3900, Philadelphia, Pennsylvania (“LNC”).  LNC is a publicly-owned company whose shares are traded on the New York Stock Exchange.

Portfolio Management Team

A team of portfolio managers of DMC is responsible for the day-to-day operations of the Portfolio.  The current team members are:

Marshall T. Bassett is a Senior Vice President and Senior Portfolio Manager.  Mr. Bassett joined DMC in 1997. He holds bachelor’s and MBA degrees from Duke University.

Jeffrey W. Hynoski is a Vice President and Senior Portfolio Manager.  Mr. Hynoski joined DMC in 1998.  Mr. Hynoski holds a bachelor’s in finance from the University of Delaware and an MBA with a concentration in investments, portfolio management, and financial economics from Pace University.

Steven T. Lampe is a Vice President and Portfolio Manager.  He joined DMC in 1995 and covers the health care sector.  Mr. Lampe received a bachelor’s in economics and an MBA degree with a concentration in finance from the University of Pennsylvania’s Wharton School. Mr. Lampe is a Certified Public Accountant.

Matthew Todorow is a Vice President and Portfolio Manager. Prior to joining DMC in December 2003, he served as an Executive Director for Morgan Stanley Investment Management and was a Portfolio Manager for the small/mid-cap group.  Mr. Todorow holds a bachelor’s from Temple University and a MBA from the University of Georgia’s Terry College of Business. He is a CFA Charterholder, and a member of the CFA Institute and the Philadelphia Society of Financial Analysts.

Rudy D. Torrijos, III is a Senior Vice President and Portfolio Manager.  Prior to joining the team of portfolio managers at Delaware Management Company in July 2005, he spent the prior two years as a technology analyst at Fiduciary Trust Co., International, and prior to that, he worked for Neuberger Berman Growth Group as a fund manager.  He received a bachelor of arts in applied mathematics/economics from Harvard University.

Lori P. Wachs is a Vice President and Portfolio Manager.  Ms. Wachs joined DMC in 1992.  Ms. Wachs holds a bachelor’s degree in economics from the University of Pennsylvania’s Wharton School, where she concentrated on finance.  She is a CFA Charterholder and a member of the CFA Institute.

Additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s personal holding in the Portfolio can be found in the SAI.

Intermediate Bond Portfolio

First Tennessee serves as Adviser to the Portfolio and, with the prior approval of the Board of Trustees (the “Trustees”) has engaged Martin to act as Sub-Adviser to the Portfolio.  Subject to First Tennessee’s supervision, Martin is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolio.

For managing its investment and business affairs, the Intermediate Bond Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.50% of its average net assets up to $250 million and 0.45% of average net assets over $250 million.  First Tennessee has contractually agreed through June 30, 2006, to waive that portion of the management fee that exceeds 0.30% of the average net assets of the Portfolio.  The total advisory fee paid to First Tennessee for the fiscal year ended June 30, 2005, was 0.30% of the Portfolio’s average net assets, after the waiver.

Martin, located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, Tennessee, serves as the Sub-Adviser to the Portfolio.  In January 1998, Martin became an investment advisory subsidiary of First Horizon National Corporation, which also owns First Tennessee.  Martin and its predecessors have been in the investment advisory business for more than 16 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities.  Martin has not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992.  Martin has approximately $2.2 billion in assets under management as of June 30, 2005.

First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio’s average net assets up to $250 million and 0.27% of average net assets over $250 million.  The Portfolio is not responsible for paying any portion of Martin’s sub-advisory fee.  Martin has agreed to voluntarily waive a portion of its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time.

Portfolio Management Team

Ted L. Flickinger, Jr., Executive Vice President and portfolio manager for Martin, and is a co-manager for the Portfolio.  Mr. Flickinger is a Chartered Financial Analyst and has more than 27 years of experience in the investment management industry, of which 14 years have been with Martin concentrating on fixed-income securities.  Mr. Flickinger is a 1977 graduate of the University of Tennessee.

Michael W. Holt, Senior Vice President and portfolio manager with Martin and is a co-manager for the Portfolio.  Prior to joining Martian in March 2003, Mr. Holt was a Senior Vice President and fixed income portfolio manager with Wachovia Asset Management.  Mr. Holt is a Chartered Financial Analyst and has more than 19 years of investment industry experience.  Mr. Holt earned a MBA from the University of Tennessee in 1984 and earned his undergraduate degree in 1982.

Ralph W. Herbert, Vice President and portfolio manager with Martin and is a co-manager for the Portfolio.  Mr. Herbert has more than 23 years of experience and specializes in fixed-income securities, of which more than 5 years have been with Martian specializing in fixed-income securities.  Mr. Herbert is a 1977 graduate of the University of Tennessee.

Tennessee Tax-Free Portfolio

First Tennessee serves as Adviser to the Portfolio and, with the prior approval of the Board of Trustees   (the “Trustees”), has engaged Martin to act as Sub-Adviser to the Portfolio.  Subject to First Tennessee’s supervision, Martin is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolio.

For managing its investment and business affairs, the Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.50% of its average net assets up to $250 million and 0.45% of average net assets over $250 million.  First Tennessee has contractually agreed through June 30, 2006, to waive that portion of its management fee that exceeds 0.30% of the average net assets of the Portfolio.  The total advisory fee paid to First Tennessee for the fiscal year ended June 30, 2005, was 0.30% of the Portfolio’s average net assets, after the waiver.

Martin is subject to the supervision of First Tennessee and pursuant to the authority granted to it under its sub-advisory agreement with First Tennessee is responsible for the day-to-day investment management of the Portfolio.

First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio’s average net assets up to $250 million and 0.27% of average net assets over $250 million.  The Portfolio is not responsible for paying any portion of Martin’s sub-advisory fee.  Martin has voluntarily agreed to waive a portion of its sub-advisory fee, although this waiver could be discontinued in whole or in part at any time.

Portfolio Management Team

Ralph W. Herbert, Vice President and portfolio manager with Martin and is a co-manager for the Portfolio.  Mr. Herbert has more than 23 years of experience and specializes in fixed-income securities, of which more than 5 years have been with Martian specializing in fixed-income securities.  Mr. Herbert is a 1977 graduate of the University of Tennessee.

Ted L. Flickinger, Jr., Executive Vice President and portfolio manager for Martin, and is a co-manager for the Portfolio.  Mr. Flickinger is a Chartered Financial Analyst and has more than 27 years of experience in the investment management industry, of which 14 years have been with Martin concentrating on fixed-income securities.  Mr. Flickinger is a 1977 graduate of the University of Tennessee.

Additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s personal holding in the Portfolio can be found in the SAI.

U.S. Government Money Market, Municipal Money Market & Cash Reserve Portfolios

First Tennessee and BIMC, located at 100 Bellevue Parkway, Wilmington, Delaware, serve as Co-Investment Advisers to the Portfolios.  First Tennessee, among other things, provides investment management evaluations to the Board of Trustees (the “Trustees”), monitors the activities of BIMC, including BIMC’s Portfolio transactions, and coordinates BIMC’s activities with the Portfolios’ custodian, transfer agent, administrator, and independent accountants.  BIMC is responsible for day-to-day investment management of the Portfolios, including providing investment research and credit analysis concerning each Portfolios investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolios.

Each Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.05% of its average net assets for the investment advisory services First Tennessee provides.  Through June 30, 2006, First Tennessee has contractually agreed to waive all or a portion of the fee that it is entitled to receive under the Investment Advisory and Management Agreement in order to maintain an expense ratio for Class I of the U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios of 0.25%, 0.30%, and 0.30%, respectively.  The total advisory fee after waivers paid to First Tennessee and BIMC for the fiscal year ended June 30, 2005, was 0.08%, 0.08%, and 0.08% of the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios’ average net assets, respectively.

As compensation for the investment advisory services BIMC provides, BIMC is entitled to receive 0.08% of aggregate average monthly net assets of each Portfolio up to $500 million, 0.06% of the next $500 million, and 0.05% on amounts greater than $1 billion.

BIMC (formerly known as PNC Institutional Management Corporation) is an indirect, wholly-owned subsidiary of the PNC Financial Services Group, Inc. (“PNC Bank”), a multi-bank holding company.  BIMC was organized in 1973 to perform advisory services to investment companies.  BIMC changed its name in 1998 following a reorganization of its investment management operations.  PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts since 1847.  BIMC advises or manages approximately 74 short-term liquid asset portfolios, including money market portfolios, with total assets of approximately $75 billion as of June 30, 2005.

Class Definitions

All Portfolios offer investors four different Classes of shares with the exception of the U.S. Government Money Market and the Municipal Money Market Portfolios which offer investors three different Classes of shares.  The different Classes of shares represent investments in the same portfolio of securities; however, each Class is subject to different expenses and likely will have different share prices.  When you buy shares, be sure to tell us the Class of shares in which you would like to invest.

Class I Shares

Class I shares are offered to institutional investors exclusively.  Class I shares are not subject to any sales loads and do not incur distribution or shareholder servicing fees.

Class A Shares

Class A shares of the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolios are offered to investors with an up-front sales load.  Under certain circumstances described later in this Prospectus, the sales load may be waived.  The sales load is reflected in the public offering price of Class A shares.  Class A shares of all Portfolios incur varying levels of shareholder servicing fees.

Class B Shares

Class B shares are offered to investors without the imposition of any up-front sales load; however, Class B shares are subject to a contingent deferred sales charge (“CDSC”) of up to 5% for the Core Equity, Capital Appreciation, and Cash Reserve Portfolios and 4% for the Intermediate Bond and Tennessee Tax-Free Portfolios.  The CDSC is phased out over a period of six years.  Class B shares automatically convert to Class A shares after six years from the date of purchase for the Intermediate Bond and Tennessee Tax-Free Portfolios and after eight years for the Core Equity and Capital Appreciation Portfolios.  For the Cash Reserve Portfolio, after eight years from the date of purchase, Class B shares automatically convert to Class C shares.  Class B shares also incur distribution and shareholder servicing fees.

Class C Shares

Class C shares are offered to investors without the imposition of any up-front sales load; however, you will pay a CDSC of 1% if you redeem the shares within one year from the date of purchase for the Core Equity and Capital Appreciation Portfolios, sixteen months for the Intermediate Bond Portfolio and two years for the Tennessee Tax-Free Portfolio.  Class C shares of all Portfolios incur varying levels of distribution and shareholder servicing fees.

How to Invest in the Portfolios

Class I

Who May Invest?

Class I shares are designed exclusively for investment of monies held in non-retail trust, advisory, agency, custodial or similar accounts (“Institutional Accounts”).  Class I shares may be purchased for Institutional Accounts by financial institutions, business organizations, corporations, municipalities, non-profit institutions, and other institutional investors serving in a trust, advisory, agency, custodial or similar capacity (each an “Institutional Investor” and collectively “Institutional Investors”) who meet the investment threshold for this Class of shares.  The Trust may discontinue offering its shares in any Class of the Portfolios without notice to shareholders.

How Is an Institutional Account Established?

An initial investment must be preceded by or made in conjunction with the establishment of an Institutional Account with an Institutional Investor.  Establishment of an Institutional Account may require that documents and applications be completed and signed before the investment can be implemented.  The Institutional Investor may require that certain documents be provided prior to making a redemption from the Portfolios.

Institutional Investors may charge fees in addition to those described herein.  Fee schedules for Institutional Accounts are available upon request from the Institutional Investor and are detailed in the agreements by which each client opens an account with an Institutional Investor.

How Are Investments Made?

Each Institutional Investor will transmit orders to Boston Financial Data Services (the “Transfer Agent”).  If an Intermediate Bond, Tennessee Tax-Free or Money Market Portfolio order is received by the Transfer Agent prior to the close of business (2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern time for all other Portfolios except when the principle markets where the Portfolio’s securities trade close earlier) on any Business Day (as defined in the section “How Are Portfolios Shares Valued?”) and the funds are received by the Transfer Agent that day, the investment will earn dividends declared, if any, on the day following the purchase for the Intermediate Bond and Tennessee Tax-Free Portfolios and on the day of purchase for the Money Market Portfolios.  Institutional Investors will wire funds through the Federal Reserve System.  Purchases will be processed at the net asset value (“NAV”) per share next calculated after an order is received and accepted by the Transfer Agent.  The Portfolios require advance notification of all wire purchases.  To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), an Institutional Investor must call the Transfer Agent at (800) 442-1941 (option 2), prior to the close of business (2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern time for all other Portfolios except when the principle markets where the Portfolio’s securities trade close earlier) on any Business Day to advise it of the wire.

Minimum Investment and Account Balance

The minimum initial investment for each Institutional Investor is $750,000.  Institutional Investors may satisfy the minimum investment by aggregating their Institutional Accounts within the Portfolios.  Subsequent investments may be in any amount.  If an Institutional Investor’s Class I account falls below $375,000 due to redemption, the Portfolios may close the account.  An Institutional Investor may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before the account is closed.  Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record.

Should an Institutional Investor of Class I shares cease to be eligible to participate in this Class, Class I shares held in an Institutional Account may be converted to another Class of shares.  Any such conversion will be made on the basis of the relative NAVs of the two Classes without the imposition of any sales load, fee or other charge. Institutional Investors converted to Class C shares will not be subject to the 1% CDSC in year one for the Core Equity Portfolio and Capital Appreciation Portfolio, the first sixteen months for the Intermediate Bond Portfolio, and the first two years for the Tennessee Tax-Free Portfolio. Institutional Investors will receive at least 30 days prior notice of any proposed conversion.

How Are Redemptions Made?

Institutional Investors may redeem all or a portion of their account shares on any Business Day.  Shares will be redeemed at the NAV next calculated after the Transfer Agent has received and accepted the redemption request. The Intermediate Bond and Tennessee Tax-Free Portfolios will earn dividends declared, if any, through the day of redemption and the Money Market Portfolios will earn dividends declared, if any, through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month for the Intermediate Bond, Tennessee Tax-Free and Money Market Portfolios.

Institutional Investors may make redemptions by wire provided they have established wiring instructions with the Transfer Agent.  Please call (800) 442-1941 (option 2), to advise the Transfer Agent of the wire.  If telephone instructions are received before the close of business (2 p.m. Eastern time for the Money Market Portfolios, 4 p.m. Eastern time for all other Portfolios except when the principle markets where the Portfolio’s securities trade close earlier) on any Business Day, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent.  The Institutional Investor may change the wiring instructions at any time by sending a letter of instruction with a Stamp 2000 Medallion Guarantee to the Transfer Agent at P.O. Box 8050, Boston, MA  02266.

Pursuant to the Investment Company Act of 1940, as amended, if making immediate payment of redemption proceeds could adversely affect a Portfolio, payments may be made up to seven days later.  Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days.  To the extent portfolio securities are traded in other markets on days when the NYSE is closed, each Portfolio’s NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to the Transfer Agent.  In case of suspension of the right of redemption, the Institutional Investor may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

Additional Information

The Portfolios also reserve the right to reject any specific purchase order, including certain purchases by exchange.  Purchase orders may be refused if, in each Portfolio Adviser’s opinion, they are of a size that would disrupt management of a Portfolio.

To allow each Portfolio’s Adviser to manage the Portfolios most effectively, Institutional Investors are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of trades in excess of $1 million.  In making these trade requests, the name of the Institutional Investor and the account number(s) must be supplied.

Transactions may be initiated by telephone.  Please note that the Portfolios and their agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolios or their agents follow reasonable procedures designed to verify the identity of the caller.  These procedures may include requesting additional information or using personalized security codes.  The Portfolios or their agents may also record calls and an Institutional Investor should verify the accuracy of confirmation statements immediately after receipt.  If an Institutional Investor does not want the ability to initiate redemptions and exchanges by telephone, please call the Transfer Agent for instructions.

Class A, B, and C

Who May Invest?

Class A, B, and C shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum.  These Classes offer investors differing expense and sales load structures to choose between.  See “Fees and Expenses of the Portfolios.”  The Trust may discontinue offering its shares in any Class of the Portfolio without notice to shareholders.

Investment Requirements

The minimum initial investment in Class A, B, and C shares is $1,000.  Subsequent investments may be in any amount of $100 or greater.  If you participate in the Systematic Investing Program (see “Systematic Investing Program” below), the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater.  However, the Money Market Portfolios, at their own discretion, reserve the right to waive the minimum initial investment from $1,000 to $100 for certain programs offered by First Tennessee.

If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater.

If your balance in a Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance.  If you do not re-establish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record.  Shares will be redeemed on the day the account is closed.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, cash equivalents, or third party checks will be accepted.  If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement).  Each Portfolio reserves the right to limit the number of checks processed at one time.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may initiate any transaction either directly or through your Investment Professional (see “How Do I Invest Through My Investment Professional”).

How Do I Set Up an Account?

You may set up an account directly in a Portfolio or you may invest in a Portfolio through your Investment Professional.  Shares will be purchased based on the NAV next calculated after the Transfer Agent has received and accepted the request.

An investor in the Intermediate Bond and Tennessee Tax-Free Portfolios will earn dividends declared, if any, on the Business Day following the day payment is received by the Transfer Agent.  An investor in the Money Market Portfolios will earn dividends declared, if any, on the day of purchase if the funds are received by the Transfer Agent that Business Day.

How Do I Invest Directly?

When opening a new account directly, you must complete and sign an account application and send it to First Funds, c/o Boston Financial Data Services, P.O. Box 8050, Boston, MA  02266-8050.  Telephone representatives are available at (800) 442-1941 (option 2), between the hours of 8 a.m. to 4 p.m. Central time (9 a.m. to 5 p.m. Eastern time), Monday through Friday.

Investments may be made in several ways:

By Mail:  Make your check payable to First Funds [name of Portfolio], and mail it, along with the application, to the address indicated on the application.  Your account will be credited on the Business Day that the Transfer Agent receives your completed application in proper order.

By Bank Transfer:  Bank transfer allows you to move money between your bank account and your First Funds account.  This automatic service allows you to transfer money from your bank account via the Automated Clearing House (“ACH”) network to your First Funds account.  First, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided.  Next, an account must be established, and an application along with a voided check or deposit slip sent to the Transfer Agent.  It takes approximately 15 days to set up an ACH account.  Once you have completed this process, you can initiate a bank transfer by contacting a representative from your bank or First Funds at (800) 442-1941 (option 2), providing the required information, and authorizing the transfer to take place.  Please allow two or three days after the authorization for the transfer to occur.

By Wire:  Call (800) 442-1941 (option 2), to set up your account to accommodate wire transactions.  To initiate your wire transaction, call your depository institution.  Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

State Street Bank and Trust Company

ABA #011000028

First Funds

Account #9905-440-5

(Account Registration)

(Account Number)

(Wire Control Number) *See Below*

Prior to sending wires, please be sure to call (800) 442-1941 (option 2), to receive a wire control number to be included in the body of the wire (see above).

Your bank may charge you a fee for this service.

Shares will be purchased based on the NAV next calculated after the Transfer Agent has received and accepted the request.

How Do I Redeem Shares When Investing Directly?

You may redeem all or a portion of your shares on any day that the Portfolios are open for business.  Shares will be redeemed at the NAV next calculated after the Transfer Agent has received and accepted the redemption request. In the Intermediate Bond and Tennessee Tax-Free Portfolios, you will earn dividends declared, if any, through the day of redemption.  In the Money Market Portfolios, you will earn dividends declared, if any, through the day prior to redemption.  If an account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

By Mail:  Write a “letter of instruction” with your name, the

Portfolio’s name, your account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account.  You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a Stamp 2000 Medallion Guarantee (“Medallion Guarantee”) (if required) as described below.

A Medallion Guarantee is designed to protect you, the Portfolios, and their agents from fraud.  Your written request requires a Medallion Guarantee if you wish to redeem more than $10,000 worth of shares; if your account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration.  The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations.  A notary public may not provide a Medallion Guarantee.

By Phone:  Provided you have elected this option in advance, you may request a redemption of shares by calling the Transfer Agent at (800) 442-1941 (option 2).  Your redemption proceeds can be sent to you in the mail or, as more fully described below, the proceeds can be sent directly to a bank account on file by bank transfer or wire.  For your protection, all telephone calls are recorded.  Please note that the Portfolios and their agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or their agents follow reasonable procedures designed to verify the identity of the caller.  These procedures may include requesting additional information or using personalized security codes. If you do not want the ability to redeem by telephone, please check the box on your application. For more information about telephone redemptions, please call (800) 442-1941 (option 2).

By Bank Transfer:  When establishing your account in a Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account via ACH (see Page 35 for instructions to set up “By Bank Transfer”).  To authorize a redemption, simply contact the Transfer Agent at (800) 442-1941 (option 2), and your redemption will be processed at the NAV next calculated.  Please allow two or three days after the authorization for the transfer to occur.

By Wire:  You may make redemptions by wire provided you have established your account to accommodate wire transactions.  If telephone instructions are received before the close of business (2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern time for all other Portfolios except when the principle markets where the Portfolio’s securities trade close earlier), proceeds of the redemption will be wired as federal funds on the same day for the Money Market Portfolios and on the next business day for all other Portfolios to the bank account designated with the Transfer Agent.  You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent.

By Check (Money Market Portfolios Only):  You may request on your account application or by written request that a Money Market Portfolio provide you with redemption checks (“Checks”) which you can write on your First Funds’ account.  To establish the checkwriting option, you must manually sign a signature card.  Corporations, trusts and other organizations should call or write the Portfolio’s Transfer Agent before submitting signature cards as additional documents may be required to establish the checkwriting service.  Checks will only be issued to the registered account owner(s) and can only be sent to the registered account owner’s address of record.  You may make checks payable to the order of any person in the amount of $250 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Portfolio to redeem a sufficient number of your shares to cover the amount of the Check.  Shares earn dividends through the Business Day prior to the Business Day that the redemption is processed.  There is no charge to you for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon request, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reasons. A Portfolio cannot guarantee a stop payment order on a Check.  You must submit any request to reverse a stop payment order in writing.

You may not write a Check to redeem shares which you purchase by check until your check clears.  If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked “insufficient funds.”  Checks written on amounts subject to the hold described above will be returned marked “uncollected.”  If your check does not clear, you will be responsible for any loss the Portfolio or its service providers incur.

Checkwriting is not available for participants in retirement plan accounts, to shareholders who hold shares in certificate form or to shareholders who are subject to Internal Revenue Service (“IRS”) backup withholding.  You may not use a Check to close an account.  First Funds may terminate or alter the checkwriting service at any time.

Additional Redemption Requirements:  The Portfolios may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days.  To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent.  In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the next determined NAV after the termination of the suspension.

How Do I Invest Through My Investment Professional?

If you invest through an investment adviser, broker-dealer, or other third party (each, an “Investment Professional”), you may be required to set up a brokerage or agency account.  Please call your Investment Professional for information on establishing an account.  Investment Professionals may charge transaction fees on the purchase and/or redemption on Portfolio shares and may require different minimum initial and subsequent investments than described herein.  Investment Professionals may impose charges, restrictions, transaction procedures or earlier cut-off times different from those applicable to shareholders that invest in the Funds directly.  If you purchase shares of a Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus.  Certain features of such programs may impose additional requirements and charges for the services rendered.  Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions.  Please contact your Investment Professional for information on these services.  If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to the Transfer Agent before the close of business (2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern time for all other Portfolios except when the principle markets where the Portfolio’s securities trade close earlier) in order for you to receive that day’s share price.  In the Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios, the Transfer Agent must receive payment within three business days after an order is placed. Otherwise, the purchase order may be cancelled and your Investment Professional could be held liable for the resulting fees and/or losses.

How Do I Redeem Through My Investment Professional?

On your behalf, the broker of record listed on your account may redeem shares.  Proceeds from the redemption can only be sent to your address of record or bank account of record.  Shares will be redeemed at the NAV next calculated after the Transfer Agent has received and accepted the redemption request from your Investment Professional.

Systematic Investing Program

The Systematic Investing Program offers a simple way to maintain a regular investment program.  You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a regular basis.  When you participate in this program, the minimum initial investment in each Portfolio is $250.  If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in each Portfolio is $50.  Class B shares of the Cash Reserve Portfolio are not eligible for systematic investing.  You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling the Transfer Agent at (800) 442-1941 (option 2), or your Investment Professional at least three Business Days prior to your next scheduled investment date.

Systematic Withdrawal Plan

You can have monthly, quarterly or semi-annual checks sent from your Portfolio to you, to a person named by you, or to your bank checking account.  Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month.  If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted.  Please contact the Transfer Agent at (800) 442-1941 (option 1) or your Investment Professional for more information.

Systematic Exchange Program

This account option may be added to your account if you would like to automatically withdraw from one First Funds account into another First Funds account on a regular basis.  Please note that there may be a tax liability associated with redemptions made from your mutual fund investment.  Talk to your Investment Professional regarding your specific tax situation.

The systematic exchange program is established between identically registered accounts.  New accounts must meet the account minimum standards listed previously.  Call the Transfer Agent at (800) 442-1941 (option 2) for more details on establishing this program.  See “How Are Exchanges Made?” for more information on exchanges.

Additional Information

Tax-Deferred Retirement Plans: Retirement plans can offer significant tax savings to individuals.  If you own shares of the Core Equity, Capital Appreciation, Intermediate Bond or Money Market Portfolios, please call the Transfer Agent at (800) 442-1941 (option 1) or your Investment Professional for more information on tax-deferred plans and their benefits, provisions and fees.  The Transfer Agent, or your Investment Professional, can set up your new account in the Portfolios under one of several tax-deferred plans.  These plans let you invest for retirement and defer or eliminate the tax on your investment income.  Minimums may differ from those listed previously under “Investment Requirements.”  Tax-deferred plans include traditional Individual Retirement Accounts (“IRAs”), Roth IRAs, Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (“SEP-IRAs”).

Sales Loads

Class A Shares

The public offering price for Class A shares is the sum of the NAV plus a sales load.  As indicated below, a portion of this load may be reallowed to a broker-dealer which has entered into an agreement with ADI, the Portfolios’ distributor.  You may calculate your sales load as follows:

Core Equity and Capital Appreciation Portfolios

Total Sales Load for Class A Shares

	As a % of
	public
	offering price	As a %	Broker-dealer
Amount of Transaction	per share	of NAV	reallowance
Less than $50,000	5.75	6.10	5.00
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.25
$500,000 to $999,999	1.50	1.52	1.25
$1,000,000 and over	0.50	0.50	0.40

Intermediate Bond Portfolio
Total Sales Load for Class A Shares

	As a % of
	public
	offering price	As a %	Broker-dealer
Amount of Transaction	per share	of NAV	reallowance
Less than $100,000	3.50	3.63	3.25
$100,000 to $249,999	2.75	2.83	2.50
$250,000 to $499,999	2.00	2.04	1.75
$500,000 to $999,999	1.25	1.27	1.00
$1,000,000 and over	0.50	0.50	0.40

Tennessee Tax-Free Portfolio
Total Sales Load for Class A Shares

	As a % of
	public
	offering price	As a %	Broker-dealer
Amount of Transaction	per share	of NAV	reallowance
Less than $100,000	3.75	3.90	3.25
$100,000 to $249,999	3.00	3.09	2.65
$250,000 to $499,999	2.25	3.00	2.00
$500,000 to $999,999	1.50	1.52	1.25
$1,000,000 and over	0.50	0.50	0.40

The broker-dealer reallowance may be changed from time to time.

You may purchase Class A shares without a sales load if the purchase will be:

(A)                              through an IRA, 401(k) Plan, 403(b) Plan or other qualified retirement plan or directed agency account if the trustee, custodian, or agent thereof is a direct or indirect subsidiary or franchisee bank of First Tennessee or its affiliates;

(B)                                by registered representatives, advisory directors, officers and employees (and their immediate families) of First Tennessee or its affiliates;

(C)                                by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child or grandchild of a First Funds Trustee, officer or employee; or the child or grandchild of a current or former Trustee, officer or employee of First Funds who has reached the age of majority;

(D)                               by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code);

(E)                                 for use in a financial institution or investment adviser managed account for which a management or investment advisory fee is charged; or

(F)                                 through certain promotions where the load is waived for investors.

In addition, you will not pay a sales load on the reinvestment of dividends or distributions in any Portfolio, or in connection with certain share exchanges as described under “How Are Exchanges Made?” Further, you generally will not pay a sales load on Class A shares of the Portfolio which you buy using proceeds from the redemption of a   Portfolio which does not charge a front-end load, if you obtained such shares through an exchange for Class A shares which you purchased with a sales load.  A sales load will apply to your purchase of Class A shares in the foregoing situation only to the extent that the Portfolio’s sales load exceeds the sales load you paid in the prior purchase of Class A shares.

In addition, if you purchase Class A shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed.  This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same Portfolio.  The reinstatement privilege can be exercised only one time with respect to any particular redemption.

Quantity Discounts

You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.  Current net asset value is used in determining if a shareholder qualifies for a reduced sales charge.

To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent or your financial intermediary at the time of the purchase or exchange.  The reduction in sales load is subject to confirmation of your holdings through a check of records.  First Funds may modify or terminate quantity discounts at any time.  For more information about quantity discounts, contact your Investment Professional or the Transfer Agent at (800) 442-1941 (option 1).

Right of Accumulation:  The sales charge schedule under the heading “Sales Loads,” which shows the sales load you will pay on Class A shares, may be reduced as your aggregate investment increases.  The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load.  You may combine the amount of your investment in the Portfolio’s Class A shares of any other Portfolio you own and on which you paid a sales load.  Therefore, a purchase of Class A shares of any Portfolio may qualify for a reduced sales load by adding:

(i)      the amount of the investor’s total current purchase (including any sales charge); and

(ii)     the net asset value (at the close of business on the day of the current purchase) of all Class A shares of any other Portfolio held by the investor.

For example, if a shareholder owned Class A shares of the Capital Appreciation Portfolio with a current net asset value of $25,000 and he/she wished to purchase Class A shares of the Core Equity Portfolio with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single purchase of shares between $50,000 - $99,999 of the Core Equity Portfolio, rather than the 5.75% rate that would otherwise apply to the current $30,000 purchase.  The reduced sales load will be applied only to the current purchase, not to any previous transaction.

For the Core Equity, Capital Appreciation and the Intermediate Bond Portfolios, if you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid.  Similarly, each subsequent purchase of First Funds Class A shares may be added to your aggregate investment at the time of purchase to determine the applicable reduced sales loads.

Letter of Intent:  A Letter of Intent allows you to purchase Class A shares over a 13-month period at a reduced sales charge.  The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class A shares which you already own on which you have paid a sales load.  If you are a participant in an IRA or if you are a trustee or custodian of another type of retirement plan, you may also credit towards completion of your Letter of Intent any Class A shares held through an IRA or other retirement plan, even if a load was not paid.  Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest.  The reduced sales charge applies only to new purchases.

If you do not invest the total amount within the 13 months, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid.  Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge.  After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

If your purchases qualify for a further sales charge reduction in addition to that indicated in the Letter of Intent, the sales charge will be adjusted to reflect your total purchases.  Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales charge in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales charge.  To apply, sign the Letter of Intent form at the time you purchase Class A shares.  You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

Qualification of Discounts:  This Prospectus contains all the information available concerning ways in which you may reduce your sales charge.  No additional information is available.  This Prospectus may be viewed on the First Funds website at www.FirstFunds.com.  As shown previously in the schedule of Class A sales load, larger purchases may result in lower sales charges to you.  For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your Purchase with:

•                  purchases by your spouse for his, her or your joint account or for the account of any minor children, and

•                  the aggregate investment of any trustee or other Institutional Investor for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

Other:  Class A shares also incur shareholder servicing fees.  See discussion under “Distribution Plan and Shareholder Servicing Plans.”

Class B Shares

Class B shares of the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Cash Reserve Portfolios are bought without a front-end load; that is, the offering price for such shares will be their NAV.  Class B shares incur Distribution Fees.  See discussion under “Distribution Plans and Shareholder Servicing Plans.”  The Transfer Agent normally will not accept purchase orders of $50,000 or more for Class B shares of any one Portfolio from a single investor.  Investment Professionals purchasing Class B shares for their customers in omnibus accounts are responsible for compliance with this limit.

Contingent Deferred Sales Charges (“CDSC”):  A CDSC of up to 5.00% for the Core Equity, Capital Appreciation and Cash Reserve Portfolios and a CDSC of up to 4.00% for the Intermediate Bond and Tennessee Tax-Free Portfolios is imposed on redemptions of Class B shares, based on the lower of:  1) the shares’ cost or 2) the current NAV.  As shown in the following table, the CDSC associated with Class B shares is phased out over a period of six years.  Any shares acquired by reinvestment of dividends will be redeemed without the imposition of any CDSC.  In addition, the CDSC imposed on redemptions of Class B shares may be waived for Systematic Withdrawal Plans with respect to up to 10% per year of the account value at the time of establishment.  The CDSC for Class B shares may be waived in the event of total disability (as evidenced by a determination by the Federal Social Security Administration) of the shareholder occurring after the purchase of the shares being redeemed or in the event of the death of the shareholder.

CDSC Schedule:

Core Equity, Capital Appreciation & Cash Reserve Portfolios

Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
5%	4%	3%	3%	2%	1%

Intermediate Bond & Tennessee Tax-Free Portfolios

Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
4%	3%	3%	2%	2%	1%

Automatic Conversion:  After eight years from the date of purchase, Class B shares will automatically convert to Class A shares in the Core Equity and Capital Appreciation Portfolios.  After six years from the date of purchase, Class B shares will automatically convert to Class A shares in the Intermediate Bond and Tennessee Tax-Free Portfolios.  After eight years from the date of a purchase, Class B shares will automatically convert to Class C shares in the Cash Reserve Portfolio.

Class C Shares

Class C shares are bought without a front-end load.  Therefore, the offering price for such shares will be at their NAV.  Class C shares incur Distribution Fees and Shareholder Servicing Fees.  See discussion under “Distribution Plans and Shareholder Servicing Plans.”  The Transfer Agent normally will not accept purchase orders of $1 million or more for Class C shares of any one Portfolio from a single investor.  Investment Professionals purchasing shares for their customers in omnibus accounts are responsible for compliance with this limit.

Contingent Deferred Sales Charges (“CDSC”):  A CDSC of 1% is imposed on redemptions of Class C shares of the Core Equity and Capital Appreciation Portfolios within the first year after purchase, for the Intermediate Bond Portfolio within the first sixteen months after purchase, and within the first two years after purchase for the Tennessee Tax-Free Portfolio, based on the lower of: 1) the shares’ cost or 2) the current NAV.  Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

All Classes

How are Portfolios Shares Valued?

The price at which you buy, sell or exchange Portfolio shares is the share price or net asset value (NAV).  The share price for each Class of shares of the Portfolios is determined by adding the value of each Class’ proportional share of the Portfolio’s investments, cash and other assets, deducting each Class’ proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class.

The Portfolios are open for business each day that the NYSE is open (a “Business Day”).  The NAV is calculated at the close of the Portfolios’ Business Day, (2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern time for all other Portfolios except when the principle markets where a Portfolio’s securities trade close earlier).  Share price is not calculated on the days that the NYSE is closed.

For the Money Market Portfolios, the Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible.  More particularly, the Trustees have approved and adopted procedures under Rule 2a-7.  Under guidelines of Rule 2a-7, the Portfolio uses the amortized cost method to value its portfolio securities.  The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

When the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolios calculate the share price for each share Class, they value the securities they hold at market value.  Sometimes market quotes for some securities are not available or are not representative of a security’s current market value.  Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.  In that case, securities may be valued using fair value procedures adopted by the Trustees.  Funds valuing securities under fair value procedures may assign different values to securities than other mutual funds using these types of procedures.

What are My Distribution Options?

The Core Equity and Capital Appreciation Portfolios may earn dividends from its stocks and interest from bond, money market, and other fixed-income investments. The Intermediate Bond and Tennessee Tax-Free Portfolios may earn interest from bond, money market, and other fixed-income investments.  The Money Market Portfolios earn interest from their investments.  These are passed along as dividend distributions.  Income dividends for the Core Equity and Capital Appreciation Portfolios, if any, are paid annually.  Income dividends for the Intermediate Bond, Tennessee Tax-Free and Money Market Portfolios are declared daily and paid monthly.  The Portfolios may realize capital gains if they sell securities for a higher price than they paid for them.  These are passed along to shareholders as capital gain distributions.

When you fill out your account application, you can specify how you want to receive your distributions.  Currently, there are three available options:

1)              Reinvestment Option:  Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolios.  Reinvestment of distributions will be made at that day’s NAV.  If you do not indicate a choice on your application, you will be assigned this option.

2)              Cash Option:  You will be sent a check for each dividend and capital gain distribution.  Distribution checks will be mailed no later than seven days after the last day of the month.

3)              Income-Earned Option:  Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for any dividend distribution.

How Are Exchanges Made?

An exchange is the redemption of shares of one Portfolio and the purchase of shares of another.  The exchange privilege is a convenient way to sell and buy shares of other Portfolios within First Funds.  Not all First Funds Portfolios may be available in your state.  Please check with your Investment Professional or call First Funds at (800) 442-1941.  Except as noted below, each Portfolio’s shares may be exchanged for the same Class shares of other Portfolios.  The redemption and purchase will be made at the NAV next determined after the exchange request is received and accepted by the Transfer Agent.  You may execute exchange transactions by calling the Transfer Agent at (800) 442-1941 (option 2) prior to the close of business (normally 2 p.m. Eastern time for the Money Market Portfolios and 4 p.m. Eastern Time for all other Portfolios) on any Business Day.

Class A shares of the Money Market Portfolios are not currently available for investment.  Investors in Class A shares of other Portfolios wishing to exchange into one of the Money Market Portfolios will receive Class C shares.  Investors in Class B shares of other Portfolios wishing to exchange into one of the Money Market Portfolios will receive Class B shares of the Cash Reserve Portfolio.

If you exchange shares subject to a CDSC the transaction will not be subject to the CDSC.  However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares.  The CDSC will be computed using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your Class of shares.  Also, Institutional Investors converted to Class C shares will not be subject to the 1% CDSC in year one for the Core Equity and Capital Appreciation Portfolios, the first 16 months for the Intermediate Bond Portfolio and in the first two years for the Tennessee Tax-Free Portfolio.

When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical.  To open a new account through exchange, the minimum initial investment requirements must be met.

Each exchange may produce a gain or loss for tax purposes.  To protect each Portfolio’s performance and its shareholders, the Portfolios’ Co-Advisers and Sub-Advisers discourage frequent exchange activity by investors in response to short-term market fluctuations.  The Portfolios reserve the right to refuse any specific purchase order, including certain purchases by exchange if, in the Co-Adviser’s or Sub-Adviser’s opinion, a Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely.  Exchanges or purchase orders may be restricted or refused if a Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of that Portfolio’s assets.  Although each Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.  The Portfolios reserve the right to modify or withdraw the exchange privilege upon 60 days notice and to suspend the offering of shares in any Class without notice to shareholders.  You will receive written confirmation of each exchange transaction.

Exchanges are generally not permitted from Class I to another Class.  However, should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in an Institutional Account may be converted to shares of another Class.

Statements and Reports

You will receive a confirmation statement after every transaction that affects the share balance or the account registration and a quarterly account statement.  A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS.  At least twice a year, you will receive the Portfolio’s financial statements.  In an effort to reduce printing and mailing expenses, only one copy of the Portfolios’ reports (such as the prospectus and annual report) will be mailed to multiple investors with the same mailing address.  Shareholders who desire individual copies of such reports should call (800) 442-1941 (option 2) or write to the Transfer Agent at P.O. Box 8050, Boston, MA 02266.

Frequent Trading and Market Timing Risk

While the Portfolios provide shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Market timing and frequent/excessive trading activities (“Frequent Trading”) of a Portfolio’s shares can be disruptive to the management of the Portfolio and may hurt the long-term performance of the Portfolio.  In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

Frequent Trading of mutual fund shares presents a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities.  These risks, in general, include:

•                  dilution in the value of the mutual fund’s shares,

•                  negative impact on the mutual fund’s performance due to the loss of investment opportunities by requiring a mutual fund to maintain larger cash positions,

•                  increased brokerage and administrative costs, and

•                  interference with the efficient management of a mutual fund’s portfolio.

In particular, mutual funds investing in securities that are primarily listed on foreign exchanges, such as the Capital Appreciation Portfolio, can be affected by events that influence the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the New York Stock Exchange.  During such an event, the closing values of the affected foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities would typically continue to use the closing prices listed on the foreign exchange.  This would allow an investor to buy or sell a mutual fund’s shares after the close of the foreign exchange, but prior to the pricing of a mutual fund’s NAV (“stale pricing”).  This strategy is generally referred to as “time-zone arbitrage.”  An investor engaging in this strategy would seek to exploit the stale pricing used in calculating a mutual fund’s NAV.  An investor who successfully implements this strategy can dilute the value of other shareholders’ holdings by trading mutual fund shares at prices that do not reflect their actual market value (“fair value”).

Similarly, the Portfolios that hold small-capitalization (e.g. small company) stocks that are thinly traded are also prone to investors exploiting stale pricing and concerns regarding a security’s fair value (each of these strategies, as well as others identified by the Portfolios from time to time, are “Frequent Trading Strategies”).

Frequent Trading Policies and Procedures

The U.S. Government, Municipal, and Cash Reserve Portfolios (“Money Market Portfolio”) are intended for investors who seek daily liquidity and the flexibility to buy or sell such shares on a daily basis. As such, the Board of Trustees, at this time, has not adopted a policy or procedures to deter Frequent Trading Strategies in the Money Market Portfolios.

However, for the Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios, the Board of Trustees has implemented the following policies and procedures and has delegated these responsibilities to the Transfer Agent to identify and discourage Frequent Trading activity in the Portfolios.  The Portfolios are currently using the following methods:

•                  Reviewing, on a continuing basis, recent trading activity to attempt to identify any unusually large amounts of money moving in and out of the Portfolio,

•                  Refusing or restricting any purchase or exchange that a Portfolio believes, in its discretion, to be a short-term, excessive, or disruptive to its long-term shareholders, and

•                  Suspending redemption and/or exchange privileges for any account a Portfolio determines, in its sole discretion, has engaged in excessive or disruptive trading activity.

In an effort to protect the interest of long-term shareholders, the Portfolios uniformly apply these policies and procedures referenced above which are meant to detect and deter an investor that intends to use any Frequent Trading Strategies (“Excessive Trader(s)”).   Any investor who wishes to engage in Frequent Trading Strategies should not purchase shares of the Portfolios.

The Board of Trustees has adopted these policies and procedures to help the Trust and its Portfolios identify and deter Frequent Trading activities by shareholders in the Portfolios. Neither the Trust nor its Portfolios accommodate Frequent Trading activities.

However, none of these tools can guarantee that Frequent Trading activities will not occur, especially with respect to accounts trading in omnibus arrangements.  By their nature, omnibus accounts, in which purchases and sales of the Portfolios by multiple investors are aggregated by an intermediary and presented to the Portfolios on a net basis, may effectively conceal a Frequent Trading Strategy.

Customer Identification Program

Federal regulations require the Trust to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security Number, employer identification number (“EIN”) or other government-issued identification when you open an account.  Additional information may be required in certain circumstances.  Account applications without such information may not be accepted.  To the extent permitted by applicable law, the Trust reserves the right to close your account at current day’s NAV or place limits on transactions in your account until your identity is verified.  The Trust also reserves the right to hold your proceeds until your original check clears the bank.

Involuntary Redemptions

First Funds reserves the right to close an account if a shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to a Portfolio.

What Is the Effect of Federal Income Tax on this Investment?

The Portfolios intend to distribute substantially all of their net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis.  Any net capital gains realized are normally distributed in December.  Income dividends for the Core Equity and Capital Appreciation Portfolios, if any, are paid annually.  Income dividends for the Intermediate Bond, Tennessee Tax-Free and Money Market Portfolios are declared daily and paid monthly.

Federal Taxes:  Distributions of gains from the sale of assets held by a Portfolio for more than one year generally are taxable to shareholders at the applicable long-term capital gains rate, regardless of how long they have owned their portfolio shares.  Distributions from other sources (if any) generally are taxed as either ordinary income or, if so designated by the Portfolio, as “qualified dividend income” taxable to individual shareholders at a maximum 15% tax rate, provided that the individual receiving the dividend satisfies certain holding period requirements.  A portion of the Core Equity and Capital Appreciation Portfolios dividends may qualify for the dividends-received deduction for corporations.

Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31.  The Portfolios will send each investor or, if Class I, each Institutional Investor, an IRS Form 1099-DIV by January 31 of each year.

Federally tax-free interest earned by the Tennessee Tax-Free Portfolio or Municipal Money Market Portfolio is federally tax-free when distributed as income dividends.  If the Tennessee Tax-Free or Municipal Money Market Portfolios earn federally taxable income from any of its investments, it will be distributed as a taxable dividend.  Gains from the sale of tax-free bonds held by the Tennessee Tax-Free or Municipal Money Market Portfolios for more than one year result in a taxable capital gain distribution.  Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends.

Redemptions and Exchanges:  A capital gain or loss may be realized when shares of a Portfolio are redeemed or exchanged.  For most types of accounts, the Portfolios will report the proceeds of redemptions to each shareholder and the IRS annually.  However, the tax treatment also depends on the purchase price and your personal tax position.

“Buying a Dividend”:  If you purchase shares of the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolios prior to a distribution of income or capital gains, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital.  This is known as “buying a dividend.”

Other Tax Information:  The information above is only a summary of some of the federal tax consequences generally affecting the Portfolios and their shareholders, and no attempt has been made to discuss individual tax consequences.  In addition to federal tax, distributions may be subject to state or local taxes.

Institutional Investors and other shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether each Portfolio is suitable given your particular tax situation. It is not anticipated that distributions from the Core Equity, Capital Appreciation, and Intermediate Portfolios will be exempt from state personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or most of its agencies or instrumentalities.

When you sign your account application, you will be asked to certify that your taxpayer identification number is correct, that you are not subject to backup withholding for failing to report income to the IRS and that you are a U.S. person.  If you do not comply with IRS regulations, the IRS can require the Portfolios to withhold a portion of taxable distributions from your account.

Distribution Plans and Shareholder Servicing Plans

The Portfolios have adopted distribution and shareholder servicing plans for the marketing of fund shares and for services provided to shareholders.  The plans provide for payments at annual rates (based on average net assets) of up to 0.25% for Class A of the Portfolios, 0.70% for Class B of the Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, 1.00% for Class B of the Cash Reserve Portfolio, Capital Appreciation Portfolio and Core Equity Portfolio, 0.45% for Class C of the Money Market Portfolios, and 1.00% of Class C for the Intermediate Bond Portfolio, Tennessee Tax-Free Portfolio, Capital Appreciation Portfolio and Core Equity Portfolio. The payments for Class C shares are currently limited to 0.25% for the Money Market Portfolios, and 0.50% for the Intermediate Bond and the Tennessee Tax-Free Portfolios.  Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.  In addition, certain Portfolios or classes have adopted a Defensive 12b-1 Plan, which provides that various service providers, such as a Portfolio’s administrator, investment adviser, sub-adviser, or co-adviser may make payments for distribution related expenses out of their own resources, including past profits or payments received from a Portfolio for other purposes such as management fees, and that the Portfolio’s distributor may, from time to time, use its own resources for distribution related services, in addition to the fees paid under a distribution and shareholder servicing plan.

Privacy Policy

The Portfolios collect nonpublic personal information about their customers(1) from the following sources:

•                  Account applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•                  Account history, including information about the transactions and balances in a customer’s account; and

•                  Correspondence, written, or telephonic, between a customer and a Portfolio or service providers to the Portfolios.

The Portfolios will not release information about their customers or their accounts unless one of the following conditions is met:

•                  Prior written consent is received.

•                  The Portfolios believe the recipient to be the fund customer or the customer’s authorized representative.

•                  The Portfolios are required by law to release information to the recipient.

The Portfolios do not give or sell information about their customers or their Portfolio accounts to any other company, individual, or group.

The Portfolios will only use information about their customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Portfolios restrict access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services.  The Portfolios may also share personal information with companies that it hires to provide support services.  When the Portfolios share personal information with service providers, it protects that personal information with a strict confidentiality agreement.  The Portfolios also maintain physical, electronic and procedural safeguards that comply with federal standards to guard customers’ nonpublic personal information.

The Portfolios will adhere to the policies and practices described in this notice for current and former shareholders of the Portfolios.

(1)For purposes of this notice, the terms “customer” or “customers” includes both shareholders of a Portfolio and individuals who provide nonpublic personal information to a Portfolio, but do not invest in Portfolio shares.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the periods indicated. Certain information reflects financial results for a single Portfolio share.  The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in the each Portfolio (assuming reinvestment of all dividends and distributions).  This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, are included in the annual report, which is available upon request.

Core Equity Portfolio

Class I

	For the Year Ended June 30,
	2005^	2004^	2003^	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$18.71	$16.12	$15.74	$21.87	$25.33
Income from investment operations:
Net investment income	0.27	0.05	0.07	0.08	0.07
Net realized and unrealized gain/(loss) on investments	(0.33)	2.57	0.37	(4.52)	0.06
Total from investment operations	(0.06)	2.62	0.44	(4.44)	0.13
Distributions:
Net investment income	(0.14)	(0.03)	(0.06)	(0.08)	(0.04)
Net realized gain	(0.96)	—		(1.61)	(3.55)
Total distributions	(1.10)	(0.03)	(0.06)	(1.69)	(3.59)
Net asset value, end of period	$17.55	$18.71	$16.12	$15.74	$21.87

Total Return	(0.45)%+	16.28%	2.82%	(21.53)%	(0.70)%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$304,032	$436,164	$470,855	$541,058	$716,068
Ratio of expenses to average daily net assets	0.99%	1.01%	0.98%	0.94%	0.97%
Ratio of net investment income to average net assets	1.51%	0.30%	0.47%	0.44%	0.31%
Portfolio turnover rate	24%	18%	22%	38%	26%

The ratio of expenses to average net assets had such waivers not occurred is as follows.	1.03%	—	—	—	—

Class A

	For the Year Ended June 30,
	2005^	2004^	2003^	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$18.67	$16.11	$15.73	$21.85	$25.33
Income from investment operations:
Net investment income	0.23	0.01	0.03	0.04	0.01
Net realized and unrealized gain/(loss) on investments	(0.33)	2.56	0.37	(4.51)	0.06
Total from investment operations	(0.10)	2.57	0.40	(4.47)	0.07
Distributions:
Net investment income	(0.12)	(0.01)	(0.02)	(0.04)	—
Net realized gain	(0.96)	—	—	(1.61)	(3.55)
Total distributions	(1.08)	(0.01)	(0.02)	(1.65)	(3.55)
Net asset value, end of period	$17.49	$18.67	$16.11	$15.73	$21.85

Total Return*	(0.70)%+	15.99%	2.58%	(21.73)%	(0.95)%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$55,914	$85,250	$79,265	$105,294	$134,604
Ratio of expenses to average daily net assets	1.24%	1.26%	1.24%	1.19%	1.23%
Ratio of net investment income to average net assets	1.26%	0.05%	0.21%	0.20%	0.05%
Portfolio turnover rate	24%	18%	22%	38%	26%
The ratio of expenses to average net assets had such waivers not occurred is as follows.	1.28%	—	—	—	—

^                                          Per share amounts calculated based on the average shares outstanding during the period.

*                                         Class A total return does not include the one-time front-end sales charge.

+                                         Total Return would have been lower had various fees not been waived during the period.

Class B

	For the Year Ended June 30,
	2005^	2004^	2003^	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$17.99	$15.62	$15.35	$21.49	$25.13
Income from investment operations:
Net investment loss	0.09	(0.12)	(0.08)	(0.05)	(0.05)
Net realized and unrealized gain/(loss) on investments	(0.29)	2.49	0.35	(4.48)	(0.04)
Total from investment operations	(0.20)	2.37	0.27	(4.53)	(0.09)
Distributions:
Net investment income	(0.05)	—	—	—	—
Net realized gain	(0.96)	—	—	(1.61)	(3.55)
Total distributions	(1.01)	—	—	(1.61)	(3.55)
Net asset value, end of period	$16.78	$17.99	$15.62	$15.35	$21.49

Total Return	(1.30)%+	15.17%	1.76%	(22.39)%	(1.65)%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$12,460	$15,432	14,069	$15,636	$13,849
Ratio of expenses to average daily net assets	1.99%	2.02%	2.01%	1.98%	1.99%
Ratio of net investment loss to average net assets	0.50%	(0.71)%	(0.56)%	(0.59)%	(0.71)%
Portfolio turnover rate	24%	18%	22%	38%	26%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	2.03%	—	—	—	—

Class C

	For the Year Ended June 30,
	2005^	2004^		2003^		2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$17.75	$15.41		$15.15		$21.23	$24.87
Income from investment operations:
Net investment loss	0.09	(0.12)		(0.08)		(0.12)	(0.13)
Net realized and unrealized gain/(loss) on investments	(0.27)	2.46		0.34		(4.35)	0.04
Total from investment operations	(0.18)	2.34		0.26		(4.47)	(0.09)
Distributions:
Net investment income	(0.05)	—		—		—	—
Net realized gain	(0.96)	—		—		(1.61)	(3.55)
Total distributions	(1.01)	—		—		(1.61)	(3.55)
Net asset value, end of period	$16.56	$17.75		$15.41		$15.15	$21.23

Total Return	(1.19)%+	15.18%		1.72%		(22.38)%	(1.66)%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$42,825	$52,415		$53,045		$64,105	$93,201
Ratio of expenses to average daily net assets	1.99%	2.02%		1.98%		1.95%	1.96%
Ratio of net investment loss to average net assets	0.50%	(0.71	) %	(0.53	) %	(0.56)%	(0.69)%
Portfolio turnover rate	24%	18%		22%		38%	26%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	2.03%	—	—	—	—

^                                          Per share amounts calculated based on the average shares outstanding during the period.

+                                         Total Return would have been lower had various fees not been waived during the period.

Capital Appreciation Portfolio

Class I

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per-Share Data^
Net asset value, beginning of period	$11.31	$9.14	$8.03	$9.98	$14.47
Income from investment operations:
Net investment loss	(0.10)	(0.07)	(0.06)	(0.09)	(0.05)
Net realized and unrealized gain/(loss) on investments	0.23	2.24	1.17	(1.86)	(1.22)
Total from investment operations	0.13	2.17	1.11	(1.95)	(1.27)
Distributions:
Net realized gain	—	—	—	—	(3.22)
Net asset value, end of period	$11.44	$11.31	$9.14	$8.03	$9.98

Total Return	1.15%+	23.74%	13.82%	(19.54)%	(10.93)%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$109,737	$101,570	$49,572	$39,175	$44,746
Ratio of expenses to average daily net assets	1.28%	1.25%	1.26%	1.46%	1.27%
Ratio of net investment loss to average net assets	(0.92)%	(0.64)%	(0.81)%	(1.01)%	(0.45)%
Portfolio turnover rate	83%	71%	67%	137%	130%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	1.30%	—	—	—	—

Class A

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per-Share Data^
Net asset value, beginning of period	$11.02	$8.93	$7.86	$9.80	$14.31
Income from investment operations:
Net investment loss	(0.12)	(0.09)	(0.08)	(0.11)	(0.09)
Net realized and unrealized gain/(loss) on investments	0.22	2.18	1.15	(1.83)	(1.20)
Total from investment operations	0.10	2.09	1.07	(1.94)	(1.29)
Distributions:
Net realized gain	—	—	—	—	(3.22)
Net asset value, end of period	$11.12	$11.02	$8.93	$7.86	$9.80

Total Return*	0.91%+	23.40%	13.61%	(19.80)%	(11.21)%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$9,193	$7,073	$3,083	$3,879	$5,150
Ratio of expenses to average daily net assets	1.53%	1.50%	1.49%	1.76%	1.62%
Ratio of net investment loss to average net assets	(1.17)%	(0.89)%	(1.05)%	(1.32)%	(0.80)%
Portfolio turnover rate	83%	71%	67%	137%	130%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	1.55%	—	—	—	—

^                                          Per share amounts calculated based on the average shares outstanding during the period.

+                                         Total Return would have been lower had various fees not been waived during the period.

*                                         Class A Total Return does not include the one-time front-end sales charge.

Class B

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per-Share Data^
Net asset value, beginning of period	$10.82	$8.84	$7.84	$9.86	$14.49
Income from investment operations:
Net investment loss	(0.20)	(0.17)	(0.13)	(0.18)	(0.16)
Net realized and unrealized gain/(loss) on investments	0.22	2.15	1.13	(1.84)	(1.25)
Total from investment operations	0.02	1.98	1.00	(2.02)	(1.41)
Distributions:
Net realized gain	—	—	—	—	(3.22)
Net asset value, end of period	$10.84	$10.82	$8.84	$7.84	$9.86

Total Return	0.18%+	22.40%	12.76%	(20.49)%	(12.00)%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$1,220	$1,164	$508	$515	$737
Ratio of expenses to average daily net assets	2.28%	2.25%	2.26%	2.62%	2.48%
Ratio of net investment loss to average net assets	(1.92)%	(1.64)%	(1.82)%	(2.17)%	(1.66)%
Portfolio turnover rate	83%	71%	67%	137%	130%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	2.30%	—	—	—	—

Class C

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per-Share Data^
Net asset value, beginning of period	$10.37	$8.47	$7.51	$9.43	$14.02
Income from investment operations:
Net investment loss	(0.19)	(0.16)	(0.12)	(0.18)	(0.19)
Net realized and unrealized gain/(loss) on investments	0.20	2.06	1.08	(1.74)	(1.18)
Total from investment operations	0.01	1.90	0.96	(1.92)	(1.37)
Distributions:
Net realized gain	—	—	—	—	(3.22)
Net asset value, end of period	$10.38	$10.37	$8.47	$7.51	$9.43

Total Return	0.10%+	22.43%	12.78%	(20.36)%	(12.13)%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$727	$756	$482	$463	$758
Ratio of expenses to average daily net assets	2.28%	2.25%	2.24%	2.63%	2.60%
Ratio of net investment loss to average net assets	(1.92)%	(1.64)%	(1.80)%	(2.18)%	(1.78)%
Portfolio turnover rate	83%	71%	67%	137%	130%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	2.30%	—	—	—	—

^                                          Per share amounts calculated based on the average shares outstanding during the period.

+                                         Total Return would have been lower had various fees not been waived during the period.

Intermediate Bond Portfolio

Class I

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$10.24	$10.81	$10.39	$10.10	$9.59
Income from investment operations:
Net investment income	0.37	0.38	0.45	0.52	0.55
Net realized and unrealized gain/(loss) on investments	0.00 **	(0.43)	0.50	0.33	0.51
Total from investment operations	0.37	(0.05)	0.95	0.85	1.06
Distributions:
Net investment income	(0.37)	(0.38)	(0.47)	(0.52)	(0.55)
Net realized gain	(0.04)	(0.14)	(0.06)	(0.04)	—
Total distributions	(0.41)	(0.52)	(0.53)	(0.56)	(0.55)
Net asset value, end of period	$10.20	$10.24	$10.81	$10.39	$10.10

Total Return+	3.72%	(0.43)%	9.35%	8.59%	11.28%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$316,404	$367,269	$443,511	$188,425	$188,381
Ratio of expenses to average daily net assets (1)	0.65%	0.65%	0.62%	0.62%	0.60%
Ratio of net investment income to average net assets	3.61%	3.65%	4.41%	5.08%	5.52%
Portfolio turnover rate	56%	27%	36%	61%	59%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	0.84%	0.83%	0.82%	0.82%	0.80%

Class A

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$10.24	$10.82	$10.40	$10.10	$9.59
Income from investment operations:
Net investment income	0.35	0.36	0.44	0.50	0.52
Net realized and unrealized gain/(loss) on investments	0.00 **	(0.44)	0.48	0.34	0.51
Total from investment operations	0.35	(0.08)	0.92	0.84	1.03
Distributions:
Net investment income	(0.35)	(0.36)	(0.44)	(0.50)	(0.52)
Net realized gain	(0.04)	(0.14)	(0.06)	(0.04)	—
Total distributions	(0.39)	(0.50)	(0.50)	(0.54)	(0.52)
Net asset value, end of period	$10.20	$10.24	$10.82	$10.40	$10.10

Total Return+*	3.46%	(0.75)%	9.08%	8.43%	10.99%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$19,226	$18,758	$52,686	$50,032	$45,098
Ratio of expenses to average daily net assets (1)	0.90%	0.90%	0.88%	0.87%	0.84%
Ratio of net investment income to average net assets	3.36%	3.40%	4.15%	4.83%	5.27%
Portfolio turnover rate	56%	27%	36%	61%	59%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	1.09%	1.08%	1.08%	1.07%	1.04%

+                                         Total Return would have been lower had various fees not been waived during the period.

*                                         Class A Total Return does not include the one-time front-end sales charge.

**                                  Less than $.005 per share.

Class B

	For the Year Ended June 30,
	2005	2004	2003***
Selected Per-Share Data
Net asset value, beginning of period	$10.24	$10.82	$10.55
Income from investment operations:
Net investment income	0.30	0.31	0.27
Net realized and unrealized gain/(loss) on investments	0.00 **	(0.44)	0.33
Total from investment operations	0.30	(0.13)	0.60
Distributions:
Net investment income	(0.30)	(0.31)	(0.27)
Net realized gain	(0.04)	(0.14)	(0.06)
Total distributions	(0.34)	(0.45)	(0.33)
Net asset value, end of period	$10.20	$10.24	$10.82

Total Return+	2.98%	(1.21)%	5.75%#

Ratios and Supplemental Data
Net assets, end of period (thousands)	$365	$609	$678
Ratio of expenses to average daily net assets (1)	1.35%	1.35%	1.31%*
Ratio of net investment income to average net assets	2.91%	2.95%	3.72%*
Portfolio turnover rate	56%	27%	36%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	1.54%	1.53%	1.51	%*

Class C

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$10.25	$10.82	$10.40	$10.10	$9.59
Income from investment operations:
Net investment income	0.29	0.30	0.38	0.44	0.47
Net realized and unrealized gain/(loss) on investments	0.00 **	(0.43)	0.49	0.34	0.51
Total from investment operations	0.29	(0.13)	0.87	0.78	0.98
Distributions:
Net investment income	(0.29)	(0.30)	(0.39)	(0.44)	(0.47)
Net realized gain	(0.04)	(0.14)	(0.06)	(0.04)	—
Total distributions	(0.33)	(0.44)	(0.45)	(0.48)	(0.47)
Net asset value, end of period	$10.21	$10.25	$10.82	$10.40	$10.10

Total Return+	2.94%	(1.17)%	8.54%	7.81%	10.38%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$2,276	$2,221	$3,468	$1,710	$1,333
Ratio of expenses to average daily net assets (1)	1.40%	1.40%	1.37%	1.44%	1.42%
Ratio of net investment income to average net assets	2.86%	2.90%	3.66%	4.25%	4.70%
Portfolio turnover rate	56%	27%	36%	61%	59%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	1.84%	1.83%	1.82%	1.89%	1.86%

*	Annualized
**	Less than $.005 per share.
***	Class B commenced operations on October 28, 2002.
+	Total Return would have been lower had various fees not been waived during the period.
#	Total Return for period of less than one year is not annualized.

Tennessee Tax-Free Portfolio

Class I

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$10.26	$10.73	$10.47	$10.28	$9.89
Income from investment operations:
Net investment income	0.39	0.40	0.42	0.43	0.44
Net realized and unrealized gain/(loss) on investments	0.12	(0.42)	0.29	0.21	0.39
Total from investment operations	0.51	(0.02)	0.71	0.64	0.83
Distributions:
Net investment income	(0.39)	(0.40)	(0.42)	(0.43)	(0.44)
Net realized gain	(0.03)	(0.05)	(0.03)	(0.02)	—
Total distributions	(0.42)	(0.45)	(0.45)	(0.45)	(0.44)
Net asset value, end of period	$10.35	$10.26	$10.73	$10.47	$10.28

Total Return+	5.05%	(0.22)%	6.89%	6.34%	8.49%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$107,783	$143,278	$163,440	$164,437	$168,940
Ratio of expenses to average daily net assets (1)	0.69%	0.65%	0.63%	0.64%	0.62%
Ratio of net investment income to average net assets	3.72%	3.83%	3.93%	4.14%	4.29%
Portfolio turnover rate	11%	9%	19%	8%	13%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	0.89%	0.85%	0.83%	0.84%	0.82%

Class A

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$10.28	$10.75	$10.49	$10.31	$9.92
Income from investment operations:
Net investment income	0.36	0.38	0.39	0.40	0.41
Net realized and unrealized gain/(loss) on investments	0.12	(0.42)	0.29	0.20	0.39
Total from investment operations	0.48	(0.04)	0.68	0.60	0.80
Distributions:
Net investment income	(0.36)	(0.38)	(0.39)	(0.40)	(0.41)
Net realized gain	(0.03)	(0.05)	(0.03)	(0.02)	—
Total distributions	(0.39)	(0.43)	(0.42)	(0.42)	(0.41)
Net asset value, end of period	$10.37	$10.28	$10.75	$10.49	$10.31

Total Return+*	4.78%	(0.45)%	6.62%	5.98%	8.20%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$8,771	$9,935	$11,661	$9,252	$12,836
Ratio of expenses to average daily net assets (1)	0.94%	0.90%	0.87%	0.88%	0.87%
Ratio of net investment income to average net assets	3.47%	3.58%	3.68%	3.90%	4.04%
Portfolio turnover rate	11%	9%	19%	8%	13%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	1.14%	1.10%	1.07%	1.08%	1.08%

*                                         Class A total return does not include the one-time front-end sales charge.

+                                         Total Return would have been lower had various fees not been waived during the period.

Class B

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$10.26	$10.73	$10.47	$10.29	$9.90
Income from investment operations:
Net investment income	0.31	0.33	0.34	0.35	0.36
Net realized and unrealized gain/(loss) on investments	0.12	(0.42)	0.29	0.20	0.39
Total from investment operations	0.43	(0.09)	0.63	0.55	0.75
Distributions:
Net investment income	(0.31)	(0.33)	(0.34)	(0.35)	(0.36)
Net realized gain	(0.03)	(0.05)	(0.03)	(0.02)	—
Total distributions	(0.34)	(0.38)	(0.37)	(0.37)	(0.36)
Net asset value, end of period	$10.35	$10.26	$10.73	$10.47	$10.29

Total Return+	4.31%	(0.91)%	6.15%	5.46%	7.72%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$2,933	$3,856	$4,673	$1,090	$309
Ratio of expenses to average daily net assets (1)	1.39%	1.35%	1.32%	1.37%	1.33%
Ratio of net investment income to average net assets	3.02%	3.12%	3.23%	3.41%	3.58%
Portfolio turnover rate	11%	9%	19%	8%	13%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	1.59%	1.55%	1.52%	1.57%	1.53%

Class C

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$10.27	$10.74	$10.48	$10.29	$9.90
Income from investment operations:
Net investment income	0.33	0.35	0.37	0.38	0.38
Net realized and unrealized gain/(loss) on investments	0.12	(0.42)	0.29	0.21	0.39
Total from investment operations	0.45	(0.07)	0.66	0.59	0.77
Distributions:
Net investment income	(0.33)	(0.35)	(0.37)	(0.38)	(0.38)
Net realized gain	(0.03)	(0.05)	(0.03)	(0.02)	—
Total distributions	(0.36)	(0.40)	(0.40)	(0.40)	(0.38)
Net asset value, end of period	$10.36	$10.27	$10.74	$10.48	$10.29

Total Return+	4.52%	(0.71)%	6.37%	5.81%	7.89%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$4,721	$5,391	$7,608	$6,989	$6,426
Ratio of expenses to average daily net assets (1)	1.19%	1.15%	1.12%	1.14%	1.17%
Ratio of net investment income to average net assets	3.22%	3.32%	3.43%	3.65%	3.74%
Portfolio turnover rate	11%	9%	19%	8%	13%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	1.89%	1.85%	1.82%	1.84%	1.87%

+                                         Total Return would have been lower had various fees not been waived during the period.

U.S. Government Money Market Portfolio

Class I

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per - Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.019	0.009	0.013	0.024	0.057
Distributions:
Net investment income	(0.019)	(0.009)	(0.013)	(0.024)	(0.057)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return+	1.97%	0.87%	1.34%	2.42%	5.85%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$128,892	$116,124	$124,310	$128,530	$81,572
Ratio of expenses to average net assets (1)	0.25%	0.25%	0.25%	0.25%	0.23%
Ratio of net investment income to average net assets	1.95%	0.85%	1.33%	2.27%	5.74%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	0.35%	0.34%	0.34%	0.32%	0.40%

Class C

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per - Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.017	0.006	0.011	0.021	0.055
Distributions:
Net investment income	(0.017)	(0.006)	(0.011)	(0.021)	(0.055)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return+	1.71%	0.62%	1.08%	2.17%	5.59%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$7,142	$8,081	$7,598	$8,297	$2,500
Ratio of expenses to average net assets (1)	0.50%	0.50%	0.50%	0.50%	0.48%
Ratio of net investment income to average net assets	1.70%	0.60%	1.08%	2.02%	5.49%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	0.80%	0.79%	0.79%	0.77%	0.85%

+                                         Total Return would have been lower had various fees not been waived during the period.

Municipal Money Market Portfolio

Class I

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per - Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.015	0.008	0.011	0.017	0.036
Distributions:
Net investment income	(0.015)	(0.008)	(0.011)	(0.017)	(0.036)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return+	1.55%	0.78%	1.10%	1.69%	3.66%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$49,356	$48,720	$67,516	$57,482	$47,665
Ratio of expenses to average net assets (1)	0.30%	0.30%	0.30%	0.25%	0.28%
Ratio of net investment income to average net assets	1.49%	0.77%	1.09%	1.65%	3.53%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	0.37%	0.35%	0.33%	0.31%	0.46%

Class C

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per - Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.013	0.005	0.008	0.014	0.033
Distributions:
Net investment income	(0.013)	(0.005)	(0.008)	(0.014)	(0.033)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return+	1.30%	0.52%	0.85%	1.44%	3.37%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$25,927	$44,801	$25,777	$24,181	$22,466
Ratio of expenses to average net assets (1)	0.55%	0.55%	0.55%	0.50%	0.55%
Ratio of net investment income to average net assets	1.24%	0.52%	0.84%	1.40%	3.26%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	0.82%	0.80%	0.78%	0.76%	0.93%

+                                         Total Return would have been lower had various fees not been waived during the period.

Cash Reserve Portfolio

Class I

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per - Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.019	0.008	0.013	0.024	0.058
Distributions:
Net investment income	(0.019)	(0.008)	(0.013)	(0.024)	(0.058)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return+	1.96%	0.85%	1.33%	2.44%	5.92%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$32,457	$28,827	$46,717	$47,402	$35,453
Ratio of expenses to average net assets (1)	0.30%	0.30%	0.30%	0.25%	0.27%
Ratio of net investment income to average net assets	1.93%	0.85%	1.34%	2.36%	5.51%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	0.36%	0.37%	0.34%	0.31%	0.45%

Class B

	For the Year Ended June 30,
	2005	2004	2003**

Selected Per - Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.010	0.002	0.002
Distributions:
Net investment income	(0.010)	(0.002)	(0.002)
Net asset value, end of period	$1.00	$1.00	$1.00

Total Return+	1.00%	0.24%	0.21	%#

Ratios and Supplemental Data
Net assets, end of period (thousands)	$99	$194	$18
Ratio of expenses to average net assets (1)	1.24%	0.91%	1.14	%*
Ratio of net investment income to average net assets	0.99%	0.24%	0.50	%*

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	1.36%	1.37%	1.36	%*

*                                         Annualized

**                                  Class B commenced operations on October 28, 2002.

+                                         Total Return would have been lower had various fees not been waived during the period.

#                                         Total Return for period is less than one year and is not annualized.

Class C

	For the Year Ended June 30,
	2005	2004	2003	2002	2001
Selected Per - Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.017	0.006	0.011	0.022	0.055
Distributions:
Net investment income	(0.017)	(0.006)	(0.011)	(0.022)	(0.055)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return+	1.71%	0.60%	1.08%	2.19%	5.65%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$196,422	$208,376	$209,062	$212,250	$231,201
Ratio of expenses to average net assets (1)	0.55%	0.55%	0.55%	0.50%	0.52%
Ratio of net investment income to average net assets	1.68%	0.60%	1.09%	2.11%	5.26%

(1) During the period, various fees were waived. The ratio of expenses to average net assets had such waivers not occurred is as follows.	0.81%	0.82%	0.79%	0.76%	0.90%

+                                         Total Return would have been lower had various fees not been waived during the period.

Additional Information About the Portfolios

Where to Find More Information

The following information about the Portfolios is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about each Portfolio’s investment performance and portfolio holdings.  The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI includes additional information about the Portfolio’s investment policies, organization, and management. It is legally part of this Prospectus and is incorporated by reference.

Individuals can make inquiries and request free copies of the Trust’s Annual Report, Semi-Annual Report, SAI, and other information about the Portfolios by:

Writing:	First Funds
1625 Broadway, Suite 2200
Denver, CO 80202
Calling:	1-800-442-1941 (option 1), and
Visiting:	www.firstfunds.com.

Reports and other information (including the SAI) about the Portfolios can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.  Information on the operations of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.  In addition, reports and other information about the Portfolios are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

Investment Adviser

ALPS Distributors, Inc., Distributor for First Funds

Investment Company Act File No. 811-6589

FIRST FUNDS

Statement of Additional Information for

Core Equity Portfolio

Capital Appreciation Portfolio

Intermediate Bond Portfolio

Tennessee Tax-Free Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Cash Reserve Portfolio

dated October 28, 2005

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the current Prospectus for each Class of First Funds (the “Trust”) Core Equity (“Core Equity”), Capital Appreciation (“Capital Appreciation”), Intermediate Bond (“Intermediate Bond”), Tennessee Tax-Free (“Tennessee Tax-Free”), U.S. Government Money Market, Municipal Money Market, and Cash Reserve (known collectively as “Money Market Portfolios”) (all known collectively as the “Portfolios”) dated October 28, 2005, as it may be amended or supplemented from time to time.  Please retain this SAI for future reference.  The financial statements and financial highlights of the Portfolios, included in the Annual Report for the fiscal year ended June 30, 2005 are incorporated herein by reference.  To obtain additional free copies of this SAI, the Annual Report, the Semi-Annual Report, or the Prospectus for each Portfolio, please call (800) 442-1941 (option 1), or write to 1625 Broadway, Suite 2200, Denver Colorado, 80202.

TABLE OF CONTENTS
INVESTMENT RESTRICTIONS AND LIMITATIONS	1
INVESTMENT INSTRUMENTS	3
SPECIAL CONSIDERATIONS AFFECTING TENNESSEE	13
Disclosure of Portfolio Holdings	15
PORTFOLIO TRANSACTIONS	16
VALUATION OF PORTFOLIO SECURITIES	19
PERFORMANCE	20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	25
DISTRIBUTIONS AND TAXES	26
TRUSTEES AND OFFICERS	29
STANDING BOARD COMMITTEE	34
INVESTMENT ADVISORY AGREEMENTS	35
CODE OF ETHICS	37
PROXY VOTING POLICIES AND PROCEDURES	37
ADMINISTRATION AGREEMENT AND OTHER CONTRACTS	40
PORTFOLIO MANAGERS	45
DESCRIPTION OF THE TRUST	49
FINANCIAL STATEMENTS	57
APPENDIX	A-1

Investment Adviser (Core Equity, Intermediate Bond, and Tennessee Tax-Free Portfolios)

First Tennessee Bank National Association (“First Tennessee”)

Sub-Adviser (Core Equity Portfolio)

Highland Capital Management Corp. (“Highland” or a “Sub-Adviser”)

Sub-Adviser (Intermediate Bond and Tennessee Tax-Free Portfolios)

Martin & Company, Inc. (“Martin” or a “Sub-Adviser”)

Co-Investment Advisers (Capital Appreciation Portfolio)

First Tennessee

Delaware Management Company (“DMC”)

Co-Investment Advisers (Money Market Portfolios)

First Tennessee

BlackRock Institutional Management Corporation (“BIMC”)

Administrator and Fund Accountant

ALPS Mutual Funds Services, Inc. (“ALPS” or the “Administrator”)

Co-Administrator

First Tennessee (“First Tennessee” or the “Co-Administrator”)

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”)

Transfer Agent & Shareholder Servicing Agent

Boston Financial Data Services (“Boston Financial” or the “Transfer Agent”)

Custodian

State Street Bank & Trust Company (“State Street” or the “Custodian”)

INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Portfolios’ Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio’s acquisition of such security or other asset.  Accordingly, except as to borrowings and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio’s investment policies and limitations.  With respect to borrowings or illiquid securities, any borrowing or investment in such securities that exceeds the applicable limitations listed below will be reduced promptly to meet such limitation.

Fundamental policies and investment limitations cannot be changed without approval by a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of that Portfolio.  However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

Investment Limitations of the Portfolios

The following are the fundamental limitations for the Portfolios, set forth in their entirety:

(1)           The Core Equity, Capital Appreciation, Intermediate Bond, and Money Market Portfolios may not, with respect to 75% of a Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result of such purchase, (a) more than 5% of a Portfolio’s total assets would be invested in the securities of that issuer; or (b) such a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2)           The Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Money Market Portfolios may not issue senior securities, except as permitted under the 1940 Act;

(3)           The Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Money Market Portfolios may not borrow money, except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)           The Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Money Market Portfolios may not underwrite securities issued by others, except to the extent that each Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5)           The Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of such a Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6)           The Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Money Market Portfolios may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)           The Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Money Market Portfolios may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Core Equity, Capital Appreciation, Intermediate Bond, or Tennessee

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Tax-Free Portfolios from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(8)           The Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements;

(9)           The Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Money Market Portfolios may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end or closed-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio;

(10)         The Tennessee Tax-Free Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or the state of Tennessee or any county, municipality, or political subdivision of any of the foregoing, including any agency, board authority, or commission of the foregoing) if, as a result of such purchase, 25% or more of the Portfolio’s total assets would be invested in securities of companies whose principal business activities are in the same industry;

(11)         The Money Market Portfolios may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or with respect to the Municipal Money Market Portfolio, tax-exempt obligations issued or guaranteed by a territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result of such purchase, 25% or more of a Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Cash Reserve Portfolio will invest 25% or more of its total assets in the financial industry;

(12)         The Money Market Portfolios may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; and

(13)         As a matter of fundamental policy, the Tennessee Tax-Free Portfolio will invest at least 80% of its net assets in securities whose interest is exempt from federal and Tennessee state personal income taxes, under normal market conditions.

The following limitations of each Portfolio are not fundamental and may be changed without shareholder approval.

(1)           The Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios do not currently intend during the coming year to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(2)           The Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Money Market Portfolios may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party.  Reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3) above.  The Portfolios will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(3)           The Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios do not currently intend during the coming year to purchase any security, if, as a result of such purchase, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

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(4)           The Core Equity, Capital Appreciation, and Intermediate Bond Portfolios do not currently intend during the coming year to purchase or sell futures contracts.  This limitation does not apply to securities that incorporate features similar to futures contracts.

(5)           The Core Equity, Capital Appreciation, Intermediate Bond, and Money Market Portfolios do not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities, and for Money Market Portfolios to repurchase agreements or to loans of portfolio securities.

(6)           The Core Equity, Capital Appreciation, Intermediate Bond, and Money Market Portfolios do not currently intend during the coming year to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

(7)           To meet federal tax requirements for qualification as a “regulated investment company,” the Tennessee Tax-Free Portfolio limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer.  Limitations (a) and (b) do not apply to “government securities” as defined for federal tax purposes.

(8)           The Tennessee Tax-Free Portfolio does not currently intend during the coming year to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(9)           The Money Market Portfolios do not currently intend during the coming year to purchase the voting securities of any issuer.

(10)         The Money Market Portfolios do not currently intend during the coming year to purchase a security (other than a security insured or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result of such purchase, more than 5% of a Portfolio’s total assets would be invested in the securities of a single issuer; provided that each Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(11)         The Money Market Portfolios do not currently intend during the coming year to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(12)         The Money Market Portfolios do not currently intend during the coming year to purchase or sell futures contracts or call options.  This limitation does not apply to options attached to, acquired or traded together with their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

(13)         The Portfolios do not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

INVESTMENT INSTRUMENTS

The Prospectus discusses the investment objectives of the Portfolios and the policies to be employed to achieve those objectives.  This section contains supplemental information concerning certain types of securities and other instruments in which the Portfolios may invest, and certain risks attendant to such investment.

Asset-Backed Securities.  The Cash Reserve Portfolio may include pools of mortgages, loans, receivables or other assets.  Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.  The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

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Asset Coverage for Options Positions.  The Core Equity, Capital Appreciation, and Intermediate Bond Portfolios will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of options strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets.  As a result, there is a possibility that segregation of a large percentage of the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios’ assets could impede portfolio management or the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios’ ability to meet redemption requests or other current obligations.

Combined Positions.  The Core Equity, Capital Appreciation, and Intermediate Bond Portfolios may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position.  For example, the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Commercial Paper.  The Cash Reserve Portfolio may purchase commercial paper rated at the time of purchase A-1 by Standard & Poor’s Corporation (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”).  The Cash Reserve Portfolio may also purchase unrated commercial paper determined to be of comparable quality at the time of purchase by BIMC, pursuant to guidelines approved by the Trustees.

Convertible Securities.  The Core Equity, Capital Appreciation, and Intermediate Bond Portfolios may invest in convertible securities which are preferred stock or debt obligations that pay a fixed dividend or interest payment and are convertible into common stock at a special price or conversion ratio.

Correlation of Price Changes.  Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios’ current or anticipated investments exactly.  The Core Equity, Capital Appreciation, and Intermediate Bond Portfolios may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios’ investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

The Core Equity, Capital Appreciation, and Intermediate Bond Portfolios may purchase or sell options contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios’ options positions are poorly correlated with their other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Delayed-Delivery and When-Issued Transactions.  All Portfolios may buy and sell securities on a delayed-delivery or when-issued basis.  These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future).  Typically, no interest accrues to the purchaser until the security is delivered.  Each Portfolio may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations.  Because a Portfolio is not required to pay for securities until the delivery date, these

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risks are in addition to the risks associated with such Portfolio’s other investments.  If a Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage.  When delayed-delivery purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations.  When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in further gains or losses with respect to the security.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

Derivative Instruments.  The Core Equity, Capital Appreciation, Money Markets, and Intermediate Bond Portfolios may invest in instruments and securities generally known as derivative investments for hedging purposes only.  These investments may include, but are not limited to, the use of forward currency contracts, put or call option contracts, zero coupon bonds, and stripped fixed-income obligations.

Federally-Taxable Obligations.  The Tennessee Tax-Free and Municipal Money Market Portfolios do not intend to invest in securities whose interest is federally taxable; however, from time to time, the Tennessee Tax-Free and Municipal Money Market Portfolios may invest a portion of their assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax.  As an operating policy, the Tennessee Tax-Free Portfolio intends to invest its assets to achieve as fully as possible tax exempt income for both Tennessee state and federal purposes.  The Municipal Money Market Portfolio intends to invest its assets to achieve as fully as possible tax exempt income for federal purposes.  For example, the Tennessee Tax-Free and Municipal Money Market Portfolios may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of Portfolio securities.

Should the Tennessee Tax-Free Portfolio invest in taxable obligations, it would purchase securities, which in the judgment of Martin are of high quality.  These would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.  The Tennessee Tax-Free Portfolio’s standards for high-quality taxable obligations are essentially the same as those described by Moody’s in rating corporate obligations within its two highest ratings of Aaa and Aa, and those described by S&P in rating corporate obligations within its two highest ratings of AAA and AA.

Should the Municipal Money Market Portfolio invest in taxable obligations, it would purchase securities which in the judgment of BIMC are of high quality.  These would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.  The Municipal Money Market Portfolio will purchase taxable obligations only if they meet its quality requirements as set forth in the Prospectus.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time.  Proposals also may be introduced before the Tennessee General Assembly or respective state legislatures that would affect the state tax treatment of the Tennessee Tax-Free or Municipal Money Market Portfolio’s distributions.  If such proposals were enacted, the availability of municipal obligations and the value of the Tennessee Tax-Free or Municipal Money Market Portfolio’s holdings would be affected and the Board of Trustees (the Trustees) would reevaluate the Tennessee Tax-Free or Municipal Money Market Portfolio’s investment objective and policies.

The Tennessee Tax-Free and Municipal Money Market Portfolios anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of Tennessee Tax-Free and Municipal Money Market Portfolios’ securities, or sales of Tennessee Tax-Free and Municipal Money Market Portfolios’ shares, or in order to meet redemption requests, the Tennessee Tax-Free and Municipal Money Market Portfolios may hold cash that is not earning income.  In addition, there may be occasions when, in order to raise cash to meet redemptions, the Tennessee Tax-Free and Municipal Money Market Portfolios may be required to sell securities at a loss.

Foreign Currency Transactions.  The Core Equity, Capital Appreciation, and Intermediate Bond Portfolios may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign

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currencies at a future date and price.  The Core Equity, Capital Appreciation, and Intermediate Bond Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Core Equity, Capital Appreciation and Intermediate Bond Portfolios desire to resell that currency to the dealer.  Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Core Equity, Capital Appreciation and Intermediate Bond Portfolios may use currency forward contracts for any purpose consistent with its investment objective.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Core Equity, Capital Appreciation and Intermediate Bond Portfolios.  The Core Equity, Capital Appreciation and Intermediate Bond Portfolios may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When the Core Equity, Capital Appreciation and Intermediate Bond Portfolios agree to buy or sell a security denominated in a foreign currency, they may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Core Equity, Capital Appreciation and Intermediate Bond Portfolios will be able to protect themselves against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received.  This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.”  The Core Equity, Capital Appreciation and Intermediate Bond Portfolios may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Core Equity, Capital Appreciation and Intermediate Bond Portfolios’ Sub-Advisers or Co-Adviser.

The Core Equity, Capital Appreciation and Intermediate Bond Portfolios may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if the Core Equity, Capital Appreciation and Intermediate Bond Portfolios owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound sterling’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  The Core Equity, Capital Appreciation and Intermediate Bond Portfolios could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Core Equity, Capital Appreciation and Intermediate Bond Portfolios may enter into forward contracts to shift its investment exposure from one currency into another.  This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Core Equity, Capital Appreciation or Intermediate Bond Portfolios held investments denominated in Deutsche marks, such Portfolio could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs.  This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if such Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts.  As required by SEC guidelines, the Core Equity, Capital Appreciation and Intermediate Bond Portfolios will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative.  The Core Equity, Capital Appreciation and Intermediate Bond Portfolios will not

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segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the appropriate Sub-Advisers’ or DMC’s skill in analyzing and predicting currency values.  Forward contracts may substantially change the Core Equity, Capital Appreciation, or Intermediate Bond Portfolio’s investment exposure to changes in currency exchange rates, and could result in losses to the Core Equity, Capital Appreciation or Intermediate Bond Portfolio if currencies do not perform as the Sub-Adviser or DMC anticipates.  For example, if a currency’s value rose at a time when the Sub-Adviser had hedged the Core Equity, Capital Appreciation or Intermediate Bond Portfolio by selling that currency in exchange for dollars, the Core Equity, Capital Appreciation or Intermediate Bond Portfolio would be unable to participate in the currency’s appreciation.  If the appropriate Sub-Adviser or DMC hedges currency exposure through proxy hedges, the Core Equity, Capital Appreciation or Intermediate Bond Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.  Similarly, if the appropriate Sub-Adviser or DMC increases the Core Equity, Capital Appreciation or Intermediate Bond Portfolio’s exposure to a foreign currency, and that currency’s value declines, the Core Equity, Capital Appreciation and Intermediate Bond Portfolio will realize a loss.  There is no assurance that the appropriate Sub-Adviser’s or DMC’s use of forward currency contracts will be advantageous to a Core Equity, Capital Appreciation or Intermediate Bond Portfolio or that it will hedge at an appropriate time.  The policies described in this section are non-fundamental policies of the Core Equity, Capital Appreciation and Intermediate Bond Portfolios.

Foreign Investments.  Foreign investments purchased by the Core Equity, Capital Appreciation and Intermediate Bond Portfolios can involve significant risks in addition to the risks inherent in U.S. investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that a Portfolio’s Sub-Adviser or Co-Adviser will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Core Equity, Capital Appreciation, and Intermediate Bond Portfolios may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (“ADR”s and “EDR”s) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution.  Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

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Illiquid Investments.  Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.  Under guidelines established by the Trustees, the appropriate Sub-Adviser, under the supervision of First Tennessee, and Co-Adviser determine the liquidity of the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, Municipal Money Market and Cash Reserve Portfolios’ investments and, through reports from the respective Sub-Adviser, Co-Adviser and Co-Investment Adviser securities may be valued using fair value procedures adopted by the Trustees.  In determining the liquidity of each Portfolio’s investments, a Sub-Adviser and Co-Adviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio’s rights and obligations relating to the investment).  Investments currently presumed by the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free and Cash Reserve Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.  Investments currently presumed by the Core Equity, Capital Appreciation and Intermediate Bond Portfolios to be illiquid include over-the-counter options and some restricted securities.  Investments currently presumed by the Tennessee Tax-Free Portfolio to be illiquid include some restricted securities.  Investments currently presumed by the Municipal Money Market Portfolio to be illiquid include restricted securities and municipal lease obligations.  However, with respect to such presumptively illiquid securities, the Sub-Advisers, Co-Adviser and Co-Investment Adviser may nevertheless determine such securities to be liquid upon an evaluation of the above factors.  With respect to such security for any over-the-counter options that the Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration.  In the absence of market quotations, illiquid investments are priced at fair value as determined in accordance with the Portfolios’ Fair Value Guidelines as approved by the Trustees.  If through a change in values, net assets or other circumstances, the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolios were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.  If through a change in values, net assets or other circumstances, the Municipal Money Market and Cash Reserve Portfolios were in a position where more than 10% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

Limitations on Options Transactions.  The Core Equity, Capital Appreciation and Intermediate Bond Portfolio will not: (a) purchase put options or write call options if, as a result, more than 25% of a Core Equity, Capital Appreciation or Intermediate Bond Portfolio’s total assets would be hedged with options under normal conditions; (b) write put options if, as a result, the Core Equity, Capital Appreciation or Intermediate Bond Portfolio’s total obligations upon settlement or exercise of written put options would exceed 25% each of their total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Core Equity, Capital Appreciation or Intermediate Bond Portfolios would exceed 5% of total assets of such Portfolio.  These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Liquidity of Options.  There is no assurance a liquid secondary market will exist for any particular options contract at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Core Equity, Capital Appreciation and Intermediate Bond Portfolios to enter into new positions or close out existing positions.  If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Core Equity, Capital Appreciation and Intermediate Bond Portfolios to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Core Equity, Capital Appreciation and Intermediate Bond Portfolios’ access to other assets held to cover their options or futures positions could also be impaired.

Money Market Obligations of Domestic Banks, Foreign Banks, Domestic Branches of Foreign Banks, and Foreign Branches of Domestic Banks.  The Cash Reserve Portfolio may purchase bank obligations, such as certificates of deposit, bankers’ acceptances, bank notes and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions that have total assets at the time of purchase in excess of $1 billion.  The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Portfolio’s investment policies.  Investments in short-term bank obligations may include obligations of foreign banks and

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domestic branches of foreign banks, and also foreign branches of domestic banks.

Municipal Lease Obligations.  The Tennessee Tax-Free and Municipal Money Market Portfolios may invest a portion of its assets in municipal leases and participation interests therein.  These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.  Generally, the Tennessee Tax-Free and Municipal Money Market Portfolios will not hold such obligations directly as a lesser of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party.  A participation interest gives the Tennessee Tax-Free Portfolio or Municipal Money Market Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds.  State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt.  These may include voter referenda, interest rate limits or public sale requirements.  Leases, installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt.  Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.  Non-appropriation clauses free the issuer from debt issuance limitations.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options because OTC options are not guaranteed by the clearing organization.

Purchasing Put and Call Options.  By purchasing a put option, the Core Equity, Capital Appreciation or Intermediate Bond Portfolios obtain the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price.  In return for this right, the Core Equity, Capital Appreciation or Intermediate Bond Portfolios pay the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities and indexes of securities prices.  The Core Equity, Capital Appreciation or Intermediate Bond Portfolio may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option.  If the option is allowed to expire, the Core Equity, Capital Appreciation or Intermediate Bond Portfolio will lose the entire premium it paid.  If the Core Equity, Capital Appreciation or Intermediate Bond Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price.  The Core Equity, Capital Appreciation or Intermediate Bond Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially.  However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Real Estate Investment Trusts.  The Core Equity and Capital Appreciation Portfolios (“Equity Portfolios”) may purchase interests in real estate investment trusts.  Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans.  Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality

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of credit extended.  Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects.  Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Refunding Contracts.  The Tennessee Tax-Free Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract.  Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15 – 20% of the purchase price).  The Tennessee Tax-Free Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.  When required by SEC guidelines, the Tennessee Tax-Free Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Repurchase Agreements.  Repurchase agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price.  This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price.  All Portfolios may enter into a repurchase agreement with respect to any security in which it is authorized to invest.  While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the appropriate Sub-Adviser, Co-Adviser and Co-Investment Adviser as the case may be.

Restricted Securities.  Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering.  Where registration is required, the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, Municipal Money Market, and Cash Reserve Portfolios may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, Municipal Money Market and Cash Reserve Portfolios may be permitted to sell the security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, Municipal Money Market or Cash Reserve Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.  However, in general, the Municipal Money Market Portfolio and the Cash Reserve Portfolio anticipate holding restricted securities to maturity or selling them in an exempt transaction.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.  While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement.  All Portfolios may enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the appropriate Sub-Adviser,Co-Adviser and Co-Investment Adviser, as the case may be.  As a result, such transaction may increase fluctuations in the market values of the Tennessee Tax-Free and Money Market Portfolios assets and may be viewed as a form of leverage.

Rule 2a-7.  The Money Market Portfolios seek to maintain a stable net asset value per share by limiting the Money Market Portfolios’ investments in accordance with the terms of Rule 2a-7 under the 1940 Act which sets forth limitations on the quality, maturity and other investment characteristics of registered investment companies which hold themselves out as money market funds.

Securities Lending.  The Core Equity, Capital Appreciation and Intermediate Bond Portfolios may lend securities to parties such as broker-dealers or institutional investors.  Securities lending allows the Core Equity, Capital Appreciation and Intermediate Bond Portfolios to retain ownership of the securities loaned and, at the same time, to earn additional income.  Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the appropriate Sub-Adviser or DMC to be of

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good standing.  Furthermore, they will only be made if, in the appropriate Sub-Adviser’s or DMC’s judgment, the consideration to be earned from such loans would justify the risk.

First Tennessee, the Sub-Advisers, and DMC understand that it is the current view of the SEC that the Core Equity, Capital Appreciation and Intermediate Bond Portfolios may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Stand-by Commitments.  Stand-by commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.  The Tennessee Tax-Free and Municipal Money Market Portfolios may acquire stand-by commitments to enhance the liquidity of Portfolio securities, but only when the issuers of the commitments present minimal risk of default.

Ordinarily, the Tennessee Tax-Free and Municipal Money Market Portfolios will not transfer a stand-by commitment to a third party, although it could sell the underlying municipal security to a third party at any time.  The Tennessee Tax-Free and Municipal Money Market Portfolios may purchase stand-by commitments separate from or in conjunction with the purchase of securities subject to such commitments.  In the latter case, the Tennessee Tax-Free and Municipal Money Market Portfolios would pay a higher price for the securities acquired, thus reducing their yield to maturity.  Stand-by commitments will not affect the dollar-weighted average maturity of the Municipal Money Market Portfolio, or the valuation of the securities underlying the commitments.

Stand-by commitments are subject to certain risks, including the ability of issuers to pay for securities at the time the commitments are exercised, the fact that stand-by commitments are not marketable by the Portfolios, and that the maturities of the underlying securities may be different from those of the commitments.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand.  BIMC may rely upon its evaluation of a bank’s credit in determining whether to purchase an instrument supported by a letter of credit.  In evaluating a foreign bank’s credit, BIMC will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank’s ability to honor its credit commitment.

Tender Option Bonds.  Tender option bonds are created by coupling an intermediate or long-term fixed-rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value.  As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination.  After payment of the tender option fee, the Tennessee Tax-Free and Municipal Money Market Portfolios effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.  In selecting tender option bonds for the Tennessee Tax-Free and Municipal Money Market Portfolios, Martin or BIMC, respectively, will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option.  In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

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Variable and Floating Rate Demand Obligations (“VRDOs/FRDOs”).  VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.  Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate.  These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

For the Money Market Portfolios, a demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating, or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Trustees.  A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures to be adopted by the Trustees.

The Intermediate Bond, Tennessee Tax-Free, Municipal Money Market and Cash Reserve Portfolios may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise.  These bonds and participation interests have tender options or demand features that permit the Portfolios to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolios consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchases.  The Internal Revenue Service (“IRS”) has not ruled whether the interest on participating VRDOS is tax exempt, accordingly, the Municipal Money Market and the Cash Reserve Portfolios intend to purchase these instruments based on opinions of BIMC’s counsel.

The Municipal Money Market and Cash Reserve Portfolios may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Municipal Money Market and Cash Reserve Portfolios acquire a right to sell the instruments that meets certain requirements set forth in Rule 2a-7.  A variable rate instrument (including instruments subject to a demand feature) that matures in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the date on which principal can be recovered on demand.  A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.  A floating rate instrument that matures in more than 397 days but that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand.  A floating rate instrument that matures in 397 days or less shall be deemed to have a maturity of one day.

The U.S. Government Money Market and the Cash Reserve Portfolios may invest in variable and floating rate instruments of the U.S. government, its agencies and instrumentalities, with remaining maturities of 397 days or more provided that they are deemed to have a maturity of less than 397 days as defined in accordance with the rules of the SEC.  A variable rate instrument that matures in 397 days or more may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Warrants.  The Equity Portfolios may invest in warrants, which entitle the holder to buy equity securities at a specific price during a specific period of time.  Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities, which may be purchased, nor do they represent any rights in the assets of the issuing company.  The value of a warrant may be more volatile than the value of the securities underlying the warrants.  Also, the value of the warrant does not necessarily change with the value of the underlying securities and ceases to have value if it is not exercised prior to the expiration date.  Warrants may be allowed to expire if Highland or DMC deems it undesirable to exercise or sell.

Writing Put and Call Options.  When a Portfolio writes a put option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  All Portfolios may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price.  If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

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If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the put writer would expect to suffer a loss.  However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates all Portfolios to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, a call writer mitigates the effects of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Zero Coupon Bonds.  Zero coupon bonds do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature.  Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.  In calculating its daily dividend, the Tennessee Tax-Free and Money Market Portfolios take into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

For the Tennessee Tax-Free Portfolio, a broker-dealer creates a derivative zero by separating the interest and principal components of an U.S. Treasury security and selling them as two individual securities.  CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are each examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion.  Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

SPECIAL CONSIDERATIONS AFFECTING TENNESSEE

Geographic Concentration Risk.  The performance of the Tennessee Tax-Free Portfolio is susceptible to various statutory, political, and economic factors that are unique to the State of Tennessee, as discussed in more detail below.  Some of these factors include the Tennessee budget process, the state economy, and the volatility of state tax collections.

Liquidity Risk Related To Tennessee Municipal Obligations.  In general, the secondary market for municipal obligations issued by Tennessee is less liquid than that for taxable debt obligations or for large issues of municipal obligations that are traded across the country.  As a result, the securities available to the Tennessee Tax-Free Portfolio for purchase may be limited and it may be more difficult for the Tennessee Tax-Free Portfolio to sell or otherwise dispose of certain portfolio securities.  At the present time, an established resale market exists for the Tennessee obligations in which the Tennessee Tax-Free Portfolio invests.  However, there is no guarantee that this secondary market will be available to the Tennessee Tax-Free Portfolio in the future.

Tennessee Obligations.  The following information, as to certain, Tennessee considerations is given to investors in view of the Tennessee Tax-Free Portfolio’s policy of concentrating its investments in Tennessee.  Such information is derived from sources that are generally available to investors and is believed to be accurate.  Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Tennessee issuers, Moody’s Credit research, and data from the Center for Business and Economic Research at the University of Tennessee, Knoxville.  Neither the Trust nor the Tennessee Tax-Free Portfolio has independently verified this information.

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Tennessee is the sixteenth most populous state in the United States, up from eighteenth in 1990, according to the US Census of 2000. Nearly 5.8 million people reside in Tennessee as of July 2003.  During the last Census period, the population was up nearly 16.7% as compared to the national average of 13.2%.  Although per capita income is below the US average, it has increased the past three years at a faster rate than the US.

As in most areas of the country, Tennessee has been experiencing a decline in manufacturing jobs, both durable and non-durable.  However, jobs growth was up in most all service sectors.  All jobs growth was up 0.8% for 2004 led by professional and business services, and health and education services.  The State unemployment rate averaged 4.9% in 2004 versus the national average of 5.5%.  Non- metropolitan areas were the hardest.  Metropolitan areas have seen strong jobs growth over the past ten years with Middle Tennessee having the strongest jobs creation rates in the State.  Service sector jobs tend to be concentrated in the state’s metropolitan areas.

In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State’s revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State’s economy.  In the past, the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.

Tennessee is one of nine states that do not have a personal income tax except on dividends and interest.  Historically, sales tax revenues represent over 60% of all state tax revenues.  During the 2002 legislative session, the General Assembly increased the State sales tax from 6% to 7%.  This was part of the State’s effort to balance its budget based on recurring revenues and not “one- time” or non-recurring revenues, as had been done the past three years.  The overall tax revenue package enacted was the largest tax increase in the State’s history. The sales tax addition generated $800 million in new revenue.  There is projected to be a $325 million surplus in 2005.  Fiscal year 2004 is experiencing healthy growth.  Sales tax revenues are up $348 million or 6.4% over prior year to date totals.

A substantial part of the State’s budget problems has been TennCare.  TennCare, the State’s healthcare program serving Medicaid eligible, uninsured or uninsurable citizens serves nearly 1.3 million people or approximately 25% of the State’s population.  Beginning in 1994, there have been significant increases in state funding each year.  Since 1998, the program has required an average annual increase in funding of over 14%.  This is well in excess of the State’s tax revenue growth.  In January 2005, the governor proposed drastic reforms to TennCare which would cut the number of enrollees by over 300,000 and save nearly $600 million in fiscal year 2006.  These actions will require federal approval and there is litigation risk associated with this proposal.

In 2004, Tennessee became the 39th state to offer a state lottery.  Estimates show that Tennessee can expect to collect as much as $900 million in gross revenues, with $200 to $300 million in profits.  As of June 30, 2005, almost $351 million has been transferred to fund scholarships since January 2004.  Tennesseans accounted for $155 million in lottery purchases from neighboring states, so much of this revenue is being re-directed back to the State.

The State’s credit outlook was upgraded to stable from negative in 2004 by both Moody’s and S&P as a result of an improved state economy and no longer relying on non-recurring revenues.  As of the date of this SAI, general obligations of the State of Tennessee are rated “AA”, “Aa2” and “AA” by S&P, Moody’s and Fitch, respectively.  Limited borrowing and the practice of paying for projects on a current basis have helped keep Tennessee’s debt ratios well below the national average.  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

Temporary Defensive Investments. When market conditions are unstable, or a Sub-Advisor,Co-Advisor or Co-Investment Adviser believes it is otherwise appropriate to reduce holdings, the Portfolio may invest in short-term debt securities for defensive purposes.  Short-term debt securities are typically selected because of their liquidity, stability of principal, and are subject to less volatility.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by each Portfolio.

Full Portfolio Holding Disclosure:

Each Portfolio’s full security holdings will be disseminated monthly with a 30 day lag and will be made available to the general public upon request via a First Funds shareholder representative.

Top Ten Portfolio Holdings and Industry/Sector Breakdowns:

Top Ten portfolio holdings (in order of position size, including percentage of a Portfolio) will be published each calendar quarter, with a 15 day lag for the First Funds Core Equity and Capital Appreciation Portfolios via First Funds Fact Sheets and the First Funds’ website (www.firstfunds.com).  Industry/Sector breakdowns as a percentage of each Portfolio will be published each calendar quarter, with a 15 day lag, for all First Funds Portfolios via First Funds Fact Sheets and the website. In addition, Industry/Sector breakdowns will also be available only via a request made to a First Funds’ shareholder representative.

Notwithstanding the foregoing discussion regarding the Trust’s portfolio holdings disclosure policy, the policy does not prevent the sharing of each Portfolio’s holdings under the specific exceptions outlined below:

1                Disclosures in the opinion of the Portfolios’ or Distributor’s counsel that are required by law.

2                Disclosures necessary for Service Providers to perform the services to the Portfolio provided such disclosures are made pursuant to a written confidentiality agreement between the Service Provider and the receiving party.

3                Disclosures to the Portfolios’ or Service Provider’s regulatory authorities, accountants, or attorneys.

4                Disclosure by Co-Investment Advisers or Sub-Advisers of compiled data concerning accounts managed by a Co-Investment Adviser or Sub-Adviser so long as such data is presented in a format so as not to be identified as Data of the Portfolio.

5                Disclosures in advertisements and sales materials prepared by or approved by the Distributor of the Portfolios.

In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio’s holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of a Portfolio’s holdings.  The identity of such third parties/service provider is provided below:

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
ALPS Mutual Funds Services, Inc.	Daily	None	Daily	Daily
Global Investment Systems, L.P. (Mutual Fund Accounting Software)	Daily	None	Daily	Daily
Deloitte & Touche, LLP (Independent Auditors)	As needed	None	As needed	As needed
Baker Donelson Bearmand Caldwell & Berkowitz (Counsel for Independent Trustees)	As needed	None	As needed	As needed
Institutional Shareholder Services* (Proxy Voting Provider)	Daily	None	Daily	Daily
Investor Reponsibility Research Center** (Proxy Voting Provider)	Daily	None	Daily	Daily

*	Capital Appreciation Portfolio only
**	Core Equity Portfolio only

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The Board of Trustees will periodically review the list of entities that have received holding of each Portfolio to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of the Trust’s current portfolio holding disclosure policy.  In addition, only officers of the Trust and their authorized agents may approve the disclosure of a Portfolio’s holdings.

PORTFOLIO TRANSACTIONS

Equity Portfolios.  All orders for the purchase or sale of securities are placed on behalf of the Equity Portfolios by Highland and DMC (collectively, the “Advisors”) pursuant to authority contained in each Portfolio’s Sub-Advisory Agreement or Co-Advisory Agreement, as the case may be.  The Advisors are also responsible for the placement of transaction orders for other investment companies and accounts for which they or their affiliates act as investment adviser.

In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Advisors consider various relevant factors, including, but not limited to, the broker’s execution capability, the broker’s perceived financial stability, the broker’s responsiveness to the Advisors’ transaction requests, and the broker’s clearance and settlement capability.  Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Equity Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Equity Portfolios or other accounts over which the Advisors or their affiliates exercise investment discretion.  Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Equity Portfolio may be useful to the Advisors in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisors in carrying out their obligations to each Equity Portfolio.  The receipt of such research has not reduced the Advisors’ normal independent research activities; however, it enables the Advisors to avoid the additional expenses that could be incurred if they tried to develop comparable information through their own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services.  In order to cause each Equity Portfolio to pay such higher commissions, the Advisors must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisors’ overall responsibilities to each Equity Portfolio and their other clients.  In reaching this determination, the Advisors will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.  During the fiscal year ended June 30, 2005, Delaware directed brokerage transactions to brokers for research services on behalf of the Capital Appreciation Portfolio totaling $100,130 in transactions and $20,727 in related commissions.  During the fiscal year ended June 30, 2005, Highland directed brokerage transactions to brokers for research services on behalf of the Core Equity Portfolio totaling $79,790,373 in transactions and $94,830 in related commissions.

When the Equity Portfolio and another account of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by each Portfolio’s respective Advisor to be equitable to the Equity Portfolio and Advisor’s other accounts.  In some cases this system could have a detrimental effect on the price or value of the security as far as the Equity Portfolio is concerned.  In other cases, however, the ability of the Equity Portfolio to participate in volume transactions will produce better executions for the Equity Portfolio.  It is the current opinion of the Trustees that the desirability of retaining the Equity Portfolios’ Advisors outweighs any disadvantages to the Equity Portfolios that may be said to exist from exposure to simultaneous transactions for other accounts managed by the Advisors.

Intermediate Bond and Tennessee Tax-Free Portfolios.  Martin places all orders for the purchase or sale of securities on behalf of the Intermediate Bond and Tennessee Tax-Free Portfolios pursuant to authority contained in the Portfolios’ Investment Advisory and Management Agreement.

In selecting broker-dealers, subject to applicable limitations of the federal securities laws, Martin considers various relevant factors including, but not limited to, the broker’s execution capability; the broker’s perceived financial capability; the broker’s responsiveness to Martin’s transaction requests; and the broker’s clearance and settlement capability.

Since purchases and sales of Intermediate Bond and Tennessee Tax-Free Portfolios’ securities are usually principal transactions, the Intermediate Bond and Tennessee Tax-Free Portfolios incur little or no brokerage commissions. Intermediate Bond and Tennessee Tax-Free Portfolios’ securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and ask prices. The Intermediate Bond and Tennessee Tax-Free Portfolios may also purchase securities from underwriters at prices, which include a commission paid by the issuer to the underwriter.

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Martin’s primary consideration in effecting security transactions is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, Martin may, at its discretion, effect transactions with dealers that furnish statistical research and other information or services, which are deemed by Martin to be beneficial to the Intermediate Bond and Tennessee Tax-Free Portfolios’ program. Research analysis and reports concerning issuers, industries and economic factors and trends furnished by broker-dealers may be useful to Martin clients other than the Intermediate Bond and Tennessee Tax-Free Portfolios. Similarly, any such research received by Martin through placement of Intermediate Bond or Tennessee Tax-Free Portfolio transactions of other clients may be of value to Martin in fulfilling its obligations to the Intermediate Bond and Tennessee Tax-Free Portfolios. Martin is of the opinion that the material received is beneficial in supplementing its research and analysis and therefore may benefit the Intermediate Bond and Tennessee Tax-Free Portfolios by improving the quality of their investment advice.

When the Intermediate Bond and Tennessee Tax-Free Portfolios and/or other investment accounts managed by Martin are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with the procedures considered by Martin to be equitable to the Intermediate Bond and Tennessee Tax-Free Portfolios and the other investment accounts. In some cases this system could have a detrimental effect on the price or value of the security as far as the Intermediate Bond and Tennessee Tax-Free Portfolios are concerned. In other cases, however, the ability of the Intermediate Bond and Tennessee Tax-Free Portfolios to participate in volume transactions will produce better executions for the Intermediate Bond and Tennessee Tax-Free Portfolios.  It is the current opinion of the Trustees that the desirability of retaining Martin as Sub-Adviser to the Intermediate Bond and Tennessee Tax-Free Portfolios outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

Money Market Portfolios.  BIMC is responsible for decisions to buy and sell securities for each Money Market Portfolio, broker-dealer selection, and negotiation of commission rates.  Since purchases and sales of portfolio securities by the Money Market Portfolios are usually principal transactions, the Money Market Portfolios incur little or no brokerage commissions.  Money Market Portfolios’ securities are normally purchased directly from the issuer or from a market maker for the securities.  The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices.  The Money Market Portfolios may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

Each Money Market Portfolio does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity.  Each Money Market Portfolio requires that investments mature within 397 days or less, as determined in accordance with the rules of the SEC.  The amortized cost method of valuing portfolio securities requires that each Money Market Portfolio maintain an average weighted portfolio maturity of 90 days or less.  Both policies may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the Money Market Portfolios’ net income or expenses.

BIMC’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.  To the extent that the executions and prices offered by more than one dealer are comparable, the Adviser may, at their discretion, effect transactions with dealers that furnish statistical, research and other information or services which are deemed by BIMC to be beneficial to the Money Market Portfolios’ investment program.  Certain research services furnished by dealers may be useful to BIMC with clients other than the Money Market Portfolios.  Similarly, any research services received by BIMC through placement of portfolio transactions of other clients may be of value to BIMC in fulfilling its obligations to the Money Market Portfolios.  BIMC is of the opinion that the material received is beneficial in supplementing their research and analysis, and therefore, may benefit the Money Market Portfolios by improving the quality of their investment advice.  The advisory fee paid by the Money Market Portfolios is not reduced because BIMC receives such services.

BIMC and its affiliates manage several other investment accounts, some of which may have objectives similar to that of the Money Market Portfolios.  It is possible that, at times, identical securities will be acceptable for one or more of such investment accounts.  However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary.  The timing

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and amount of purchase by each account will also be determined by its cash position.  If the purchase or sale of securities consistent with the investment policies of each Money Market Portfolio and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Money Market Portfolios and such accounts in a manner deemed equitable by BIMC.  BIMC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.  The allocation and combination of simultaneous securities purchases on behalf of each Money Market Portfolio will be made in the same way that such purchases are allocated among or combined with those of other such investment accounts.  Simultaneous transactions could adversely affect the ability of each Money Market Portfolio to obtain or dispose of the full amount of a security, which it seeks to purchase or sell.

Except to the extent permitted by law, Portfolio securities will not be purchased from or sold to or through any “affiliated person,” as defined in the 1940 Act, of an advisor.

Brokerage Commissions – Securities of Regular Broker-Dealers.  The Trustees periodically review the Advisers’ performance of their responsibilities in connection with the placement of Portfolio transactions on behalf of all the Portfolios and review the commissions paid by the Portfolios over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

The Core Equity Portfolio paid brokerage commissions in the amounts of $483,644, $444,775, and $566,089, during the fiscal years ended June 30, 2005, 2004, and 2003, respectively.  The Capital Appreciation Portfolio paid brokerage commissions in the amounts of $322,364, $303,343, and $162,896 during the fiscal years ended June 30, 2005, 2004, and 2003, respectively.  During the fiscal years ended June 30, 2005, 2004, and 2003, no brokerage commissions were paid by the Core Equity and Capital Appreciation Portfolios to an affiliated broker of the Trust.  No brokerage commissions were paid by the Intermediate Bond, Tennessee Tax-Free, and Money Market Portfolios during the last three fiscal years.

The Portfolios are required to identify securities of the Trust’s “regular brokers or dealers” that they have acquired during the Portfolios’ most recent fiscal year.  At the fiscal year ended June 30, 2005, the Intermediate Bond Portfolio held corporate bonds issued by Bank of America Corp., J.P. Morgan Chase & Co., Lehman Brothers, Inc.,McDonald & Company Investments, Inc., and Morgan Keegan & Company, Inc. in the amounts of $5,067,467, $4,149,958, $5,025,978, $5,589,787 and $7,550,250 respectively.  The Cash Reserve Portfolio held certificates of deposit issued by Credit Suisse First Boston, LLC amounting to $11,050,000, and corporate notes issued by Lehman Brothers, Inc., amounting to $1,000,000.  The Cash Reserves Portfolio also held commercial paper issued by Citigroup Global Markets, Inc., Merrill Lynch & Co., Inc., Morgan Stanley, and UBS Financial Services, Inc., in the amounts of $8,000,000, $8,000,000, $11,145,518, and $11,000,000, respectively.  The Core Equity, Capital Appreciation, Tennessee Tax-Free, U.S. Government Money Market, and Municipal Money Market Portfolios did not acquire any securities from “regular brokers or dealers” during the last fiscal year.

VALUATION OF PORTFOLIO SECURITIES

In valuing securities owned by the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolios, the Sub-Advisers and DMC use various methods depending on the market or exchange on which the securities are traded.  Securities traded on the New York Stock Exchange (“NYSE”) or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price.  Securities listed on NASDAQ will be priced by using the NASDAQ official closing price.  Securities traded on other exchanges are appraised as nearly as possible in the same manner.  Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.  Short-term securities maturing in 60 days are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.  Convertible securities and fixed-income securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations.  The Sub-Advisers and DMC believe that this two-fold approach more accurately reflects fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

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The Trustees have approved the use of pricing services.  Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Trustees.  The procedures set forth above need not be used to determine the value of the securities owned by the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolio if, in the opinion of a committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

Each Money Market Portfolio values its investments on the basis of amortized cost.  This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes, which reflect current market conditions.  The amortized cost value of an instrument may be higher or lower than the price each Money Market Portfolio would receive if it sold the instrument.  Valuing each Money Market Portfolio’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7 under the 1940 Act.  Each Money Market Portfolio must adhere to certain conditions under Rule 2a-7.

The Trustees and First Tennessee oversee BIMC’s adherence to the SEC’s rules concerning money market funds, and the Trustees have established procedures designed to stabilize each Money Market Portfolio’s NAV at $1.00.  At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share.  If the Trustees believe that a deviation from each Money Market Portfolio’s amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results.  Such corrective action could include selling Portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE.  The values of any such securities held by the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios are determined as of such time for the purpose of computing the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios’ net asset values per share (“NAV”).  Foreign security prices are furnished by independent brokers or quotation services, which express the value of securities in their local currency.  ALPS, the Fund Accountant, gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars.  Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value.  If an extraordinary event that is expected to materially affect the value of a Portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith using fair value procedures approved by the Trustees.

During periods of declining interest rates, yields based on amortized cost may be higher than yields based on market valuations.  Under these circumstances, a shareholder would be able to obtain a somewhat higher yield than would result if a Money Market Portfolio utilized market valuations to determine its NAV.  The converse would apply in a period of rising interest rates.

PERFORMANCE

Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yield may not equal its distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives.  Yields will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time.  Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

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Investors should recognize that in periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yields will tend to be somewhat lower.  Also, when interest rates are falling, the inflow of net new money from the continuous sale of the Intermediate Bond Portfolio’s shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield.  In periods of rising interest rates, the opposite can be expected to occur.  As of June 30, 2005, the 30-day yields were 3.53%, 3.28%, 2.83%, and 2.78% for Classes I, A, B, and C of the Intermediate Bond Portfolio, respectively and 2.81%, 2.57%, 2.12%, and 2.32% for Class I, A, B and C of the Tennessee Tax-Free Portfolio, respectively.

The Tennessee Tax-Free Portfolio also may quote the tax-equivalent yield for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield.  The tax-equivalent yield is the current yield that would have to be earned, in the investor’s tax bracket, to match the tax-free yields shown below after taking federal income taxes into account.  Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate.  It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 8.0%.  Of course, no assurance can be given that each class will achieve any specific tax-exempt yield.  While the Tennessee Tax-Free Portfolio invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Tennessee Tax-Free Portfolio may be taxable.

The following table shows the effect of a shareholder’s tax status on effective yield under the federal income tax laws for 2004 for the Tennessee Tax-Free Portfolio:

2004 TAX RATES AND TAX-EQUIVALENT YIELDS

						Individual tax exempt yield:
Taxable Income*					Federal Tax	2%	3%	4%
Single Return		Joint Return			Bracket**	Taxable equivalent yield:
$—	$7,150	$		$14,300	10.0%	2.22%	3.33%	4.44%
$7,150	$29,050		$14,300	$58,100	15.0%	2.35%	3.53%	4.71%
$29,050	$70,350		$58,100	$117,250	25.0%	2.67%	4.00%	5.33%
$70,350	$146,750		$117,250	$178,650	28.0%	2.78%	4.17%	5.56%
$146,750	$319,100		$178,650	$319,100	33.0%	2.99%	4.48%	5.97%
$319,100	above		$319,100	above	35.0%	3.08%	4.62%	6.15%

* Taxable income (gross income after all exemptions, adjustments, and deductions) based on 2004 tax rates.

**Excludes the impact of the phase-out of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer’s marginal tax rate.  An increase in a shareholder’s marginal tax rate would increase that shareholder’s tax-equivalent yield.

Tennessee individual income tax is levied at a flat rate of 6.00%.  The tax is levied on dividend and interest income.

If your effective combined federal and Tennessee state tax rate in 2004 was:

15.40%	20.10%	29.50%	32.32%	37.02%	38.90%

Then your tax equivalent yield* is:

2.00%	2.36%	2.50%	2.84%	2.96%	3.18%	3.27%
3.00%	3.55%	3.75%	4.26%	4.43%	4.76%	4.91%
4.00%	4.73%	5.01%	5.67%	5.91%	6.35%	6.55%
5.00%	5.91%	6.26%	7.09%	7.39%	7.94%	8.18%
6.00%	7.09%	7.51%	8.51%	8.87%	9.53%	9.82%
7.00%	8.27%	8.76%	9.93%	10.34%	11.11%	11.46%
8.00%	9.46%	10.01%	11.35%	11.82%	12.70%	13.09%

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*The Tennessee Tax-Free Portfolio may invest a portion of its assets in obligations that are subject to state or federal income tax.  When the Tennessee Tax-Free Portfolio invests in these obligations, its tax-equivalent yield will be lower.  In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

Because the fees for Class A, Class B, and Class C are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

Total Returns for each Class of each Portfolio quoted in advertisements reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period.  Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.  For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years.  While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance.  Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return.  Returns may be quoted on a before-tax or after-tax basis.  After-tax returns reflect the return of a hypothetical investment after payment of federal and/or state taxes using assumed tax rates.  After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash.  The following table shows total returns as of June 30, 2005 for each Class of the Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios:

	Class I Average Annual Total Return				Class A Average Annual Total Return
	One Year	Five Year	Ten Year	Since Inception	One Year	Five Year	Ten Year	Since Inception
Core Equity	(0.45)%	(1.51)%	10.26%	11.20%	(11.71)%	(2.90)%	9.33%	10.42%

Capital Appreciation	1.15%	0.42%	N/A	5.44%	(4.88)%	(1.03)%	N/A	3.71%

Intermediate Bond	3.72%	6.41%	N/A	5.70%	(0.15)%	5.39%	N/A	4.93%

Tennessee Tax-Free	5.05%	5.26%	N/A	4.95%	0.85%	4.17%	N/A	4.32%

	Class B Average Annual Total Return				Class C Average Annual Total Return
	One Year	Five Year	Ten Year	Since Inception	One Year	Five Year	Ten Year	Since Inception
Core Equity	(6.23)%	(2.85)%	9.11%	10.05%	(2.18)%	(2.44)%	9.14%	10.07%

Capital Appreciation	(4.82)%	(1.06)%	N/A	3.82%	(0.90)%	(0.66)%	N/A	3.68%

Intermediate Bond	(1.02)%	5.30%	N/A	4.88%	1.94%	5.61%	N/A	4.87%

Tennessee Tax-Free	0.31%	4.16%	N/A	4.37%	3.52%	4.73%	N/A	4.51%

Cumulative Total Returns reflect the simple change in value of an investment over a stated period.  Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period.  Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the

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relationship of these factors and their contributions to total return.  Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.  Where applicable, sales loads may or may not be included.

Because the fees for Class A, Class B and Class C are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

Moving Averages.  The Portfolios may illustrate performance using moving averages.  A long-term moving average is the average of each week’s adjusted closing NAV for a specified period.  A short-term moving average is the average of each day’s adjusted closing NAV for a specified period.  Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

Net Asset Value.  Charts and graphs using the Portfolios’ net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance.  An adjusted NAV includes any distributions paid by the Portfolio and reflects all elements of its return.  Unless otherwise indicated, the Portfolio’s adjusted NAVs are not adjusted for sales charges, if any.

Performance Comparisons.  The Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios may compare the performance of each of its Classes or the performance of securities in which it may invest to other mutual funds, especially to those with similar investment objectives.  These comparisons may be based on data published by imoneynet.com or by Lipper, Inc., an independent service that monitors the performance of mutual funds.  Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences.  Lipper may also rank funds based on yield.  In addition to the mutual fund rankings, each Portfolio’s performance may be compared to mutual fund performance indices prepared by Lipper.  The BOND FUND REPORT AVERAGES, which is reported in the BOND FUND REPORT, covers taxable bond funds.  When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies.  Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price.  The Intermediate Bond Portfolio, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors.  Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

From time to time, the Portfolio’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals.  For example, the Portfolios may quote Morningstar, Inc. in their advertising materials.  Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may be compared in advertising to certificates of deposits (“CD’s”) or other investments issued by banks. Mutual funds differ from bank investments in several respects.  For example, the Portfolios may offer greater liquidity or higher potential returns than CD’s, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets.  The performance of these capital markets is based on the return of different indices.

The Core Equity Portfolio may compare its performance to that of the Standard & Poor’s Composite Index of 500 stocks (“S&P 500”), a widely recognized, unmanaged index of the combined performance of the stocks of 500 American companies.  The Capital Appreciation Portfolio may compare its performance to that of the S&P 500, the Standard & Poor’s 400 Midcap Index, the Russell 2000 Growth Index or the Russell 2500 Growth Index.  The Intermediate Bond Portfolio may compare its performance to that of the Lehman Brothers Intermediate Government/Credit Bond Index, which consists of the Government/Credit Bond Index securities with maturities less than ten years.  The Tennessee Tax-Free Portfolio may compare its performance to that of the Lehman Brothers Municipal Bond Index, an index comprised of revenue bonds and state government obligations.  It may also compare its performance to the Lehman Brothers 5-Year and

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10-Year Municipal Bond Indices.  The Tennessee Tax-Free Portfolio may also compare its performance to that of the Lehman Brothers General Obligation Bond Index, an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt.  Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance.

Each Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging.  In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.  While such a strategy does not assure a profit nor guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals.  In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios.

From time to time, each Class of each Money Market Portfolios may quote the current yield and effective yield for each Class in advertisements or in reports or other communications with shareholders.  Both yield figures are based on historical earnings and are not intended to indicate future performance.  The net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares.  This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.  The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested.  The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.  In addition to the current yield, yields may be quoted in advertisements based on any historical seven-day period.

Yield information may be useful in reviewing performance and for providing a basis for comparison with other investment alternatives.  Yields will fluctuate, unlike investments that pay a fixed yield for a stated period of time.  Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yields will tend to be somewhat lower.  Also, when interest rates are falling, the inflow of net new money from the continuous sale of the Portfolios’ shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield.  In periods of rising interest rates, the opposite can be expected to occur.  The 7-day yields as of June 30, 2005, were as follows:

	Before Waivers 7-day SEC Yield	After Waivers 7-day SEC Yield
U.S. Government Money Market
Class I	2.80%	2.90%
Class C	2.35%	2.65%
Municipal Money Market
Class I	2.13%	2.17%
Class C	1.68%	1.92%
Cash Reserve
Class I	2.88%	2.92%
Class C	2.43%	2.67%
Class B	1.88%	1.92%

The Municipal Money Market Portfolio also may quote the tax-equivalent yield for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield.  The tax-equivalent yield is the current yield that would have to be earned, in the investor’s tax bracket, to match the tax-free yields shown below after taking federal income taxes into account.  Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate.  It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations.  Of course, no assurance can be given that each class will achieve any specific tax-exempt yield.  While the Municipal Money Market Portfolio

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invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Portfolio may be taxable.

The following table shows the effect of a Municipal Money Market Portfolio shareholder’s tax status on effective yield under the federal income tax laws for 2004:

2004 TAX RATES AND TAX-EQUIVALENT YIELDS

					Individual tax exempt yield:
Taxable Income*				Federal Tax	2%	3%	4%
Single Return		Joint Return		Bracket**	Taxable equivalent yield:
$—	$7,150	$—	$14,300	10.0%	2.22%	3.33%	4.44%
$7,150	$29,050	$14,300	$58,100	15.0%	2.35%	3.53%	4.71%
$29,050	$70,350	$58,100	$117,250	25.0%	2.67%	4.00%	5.33%
$70,350	$146,750	$117,250	$178,650	28.0%	2.78%	4.17%	5.56%
$146,750	$319,100	$178,650	$319,100	33.0%	2.99%	4.48%	5.97%
$319,100	above	$319,100	above	35.0%	3.08%	4.62%	6.15%

*Taxable income (gross income after all exemptions, adjustments, and deductions) based on 2004 tax rates.

**Excludes the impact of the phase out of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer’s marginal tax rate.  An increase in a shareholder’s marginal tax rate would increase that shareholder’s tax-equivalent yield.

Because the fees for Class A and Class C are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

The Municipal Money Market Portfolio may invest a portion of its assets in obligations that are subject to federal income tax.  When the Municipal Money Market Portfolio invest in these obligations, its tax-equivalent yield will be lower.  In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

Each Money Market Portfolio may compare the performance of each of its Classes or the performance of securities in which it or each of its Classes may invest to other mutual funds, especially to those with similar investment objectives.  These comparisons may be based on data published by iMoneyNet.com or by Lipper, an independent service that monitors the performance of mutual funds.  Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences.  Lipper may also rank funds based on yield.  In addition to the mutual fund rankings, each Portfolio’s performance may be compared to mutual fund performance indices prepared by Lipper.  The MONEY FUND AVERAGES (Government and Tax-Free), which is reported in the MONEY FUND REPORT, covers money market funds.

From time to time each Money Market Portfolios’ performance may also be compared to other mutual funds tracked by financial or business publications or periodicals.  For example, the Money Market Portfolios may quote Morningstar, Inc. in its advertising materials.  Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Money Market Portfolio may compare its performance to the yields or averages of other money market securities as reported by the Federal Reserve Bulletin, by Telerate, a financial information network, or by Salomon Brothers Inc., a broker-dealer firm and to the yields or other averages of other fixed-income investments such as certificates of deposit (“CDs”).  The principal value and interest rate of CDs and money market securities are fixed at the time of purchase whereas yields will fluctuate.  Unlike some CDs and certain other money market securities, money market mutual funds, and each Money Market Portfolio in particular, are not insured by the Federal Deposit Insurance Corporation (“FDIC”).  Investors should give consideration to the quality and maturity of the Money Market Portfolios’ securities of the respective investment companies when comparing investment alternatives.  Each Money Market Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the

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basis of risk adjusted performance.  Each Money Market Portfolio may reference the growth and variety of money market mutual funds and First Tennessee’s or BIMC’s skill and participation in the industry.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The most recent annual announcement regarding national holidays or days when the NYSE may close early, is available on the NYSE website (www.nyse.com).

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio’s NAV.  Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days’ notice prior to terminating or modifying each Portfolio’s exchange privilege.  Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.  This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

Additional Class A Information

Purchase Information.  As provided for in Rule 22d-1 under the 1940 Act, ADI exercises its right to waive each Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolio’s Class A shares’ maximum sales charge in connection with the Portfolio’s merger with or acquisition of any investment company or trust.

Additional Class C Information

Exchange Information.  CDSC aging in Class C shares will be suspended when exchanging into one of the Money Market Portfolios.  CDSC aging will resume once Class C shares are exchanged out of the Money Market Portfolio.  Otherwise, CDSC aging for Class C shares that are exchange between the different Portfolios will care forward their CDSC aging from the original Portfolio purchased at the time of the initial investment.  For example, an investor who originally purchased Class C shares of Core Equity Portfolio and after 6 months exchanges the shares of Core Equity Portfolio for the Tennessee Tax-Free Portfolio would only have to hold the shares for an additional 6 months in order to redeem without the imposition of the CDSC associated with Class C shares of the Core Equity Portfolio.

DISTRIBUTIONS AND TAXES

Dividends.  A portion of the income distributed by the Equity Portfolios may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Equity Portfolios’ income is derived from qualifying dividends.  Because the Equity Portfolios may also earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from each Equity Portfolio that qualifies for the deduction will generally be less than 100%.  Income distributions (if any) are generally taxed as either ordinary income or, if so designated by the Equity Portfolios, as “qualified dividend income” taxable to individual shareholders at a maximum 15% tax rate, provided that the individual receiving the dividend satisfies certain holding period requirements.  Each Equity Portfolio will notify corporate shareholders and individual shareholders annually of the percentage of Portfolio dividends which qualify for the dividends-received deduction and the “qualified dividend income” reduced rate, respectively.

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The income earned by the Intermediate Bond Portfolio is primarily derived from interest, so dividends from Intermediate Bond Portfolio generally will not qualify for the dividends-received deduction available to corporations nor for the reduced rate applicable to the “qualified dividend income” of individuals.  A portion of the Intermediate Bond Portfolio’s dividends derived from certain U.S. government obligations may be exempt from state and local taxation.  Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore increase (decrease) dividend distributions.  Intermediate Bond Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

To the extent that the Municipal Money Market Portfolio’s or Tennessee Tax-Free Portfolio’s income is derived from federally tax-exempt interest, the daily dividends declared by the Municipal Money Market Portfolio or the Tennessee Tax-Free Portfolio are also federally tax-exempt provided that the Municipal Money Market Portfolio or the Tennessee Tax-Free Portfolio meets the investment and distribution requirements for treatment as a “regulated investment company” and, at the close of each quarter of the taxable year, at least 50% of the value of its total assets consists of tax-exempt state or local bonds.  The Municipal Money Market Portfolio and the Tennessee Tax-Free Portfolio intend to meet these tests so that its federally tax-free interest will remain federally tax-free when distributed.  The Municipal Money Market Portfolio and the Tennessee Tax-Free Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions, if any, for the prior calendar year.  Dividends derived from the Municipal Money Market Portfolio and the Tennessee Tax-Free Portfolio’s tax-exempt income are not subject to federal income tax, but must be reported to the IRS by shareholders.  Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax.  If the Municipal Money Market Portfolio or the Tennessee Tax-Free Portfolio earn taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income.  The Municipal Money Market Portfolio or the Tennessee Tax-Free Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by January 31 if the Tennessee Tax-Free Portfolio made any taxable distributions for the period.

The Tennessee Tax-Free and Municipal Money Market Portfolios purchase municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations.  These opinions generally will be based upon covenants by the issuers regarding continuing compliance with federal tax requirements.  If the issuer of an obligation fails to comply with its covenants at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

Interest on certain “specified private activity” bonds is subject to the federal alternative minimum tax (“AMT”), although the interest continues to be excludable from gross income for other purposes.  Interest from specified private activity bonds will be considered tax-exempt for purposes of the Tennessee Tax-Free Portfolio’s policies of investing so that at least 80% of its income is free from federal income tax.  Interest from specified private activity bonds is a tax preference item for the purpose of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.  Private activity bonds issued after August 7, 1986, to benefit a private or industrial user or to finance a private facility are affected by this rule.  A portion of the gain on bonds purchased at a discount after April 30, 1993 (other than original issue discount) and all short-term capital gains distributed by the Tennessee Tax-Free Portfolio are taxable to shareholders as dividends, not as capital gains.  Distributions from short-term capital gains do not qualify for the dividends received deduction.  Dividend distributions resulting from a re-characterization of gain from the sale of bonds purchased at a discount after April 30, 1993 are not considered income for the purposes of the Tennessee Tax-Free Portfolio’s policy of investing so that at least 80% of its income is free from federal income tax.

State Taxes.  In the opinion of fund counsel, Baker, Donelson, Bearman, Caldwell & Berkowitz, investments in the Tennessee Tax-Free Portfolio will not be subject to Tennessee personal income taxes on distributions received from the Tennessee Tax-Free Portfolio to the extent such distributions are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities, or in bonds or other securities of the state of Tennessee or any county, municipality or political subdivision, including any agency, board, authority or commission.  Other distributions from the Tennessee Tax-Free Portfolio, including dividends attributable to obligations of issuers in other states, and all long-term and short-term capital gains, will not be exempt from personal income taxes in Tennessee.  The Tennessee Tax-Free Portfolio will report annually the percentage and source, on a state-by-state basis, of interest income received by the Tennessee Tax-Free Portfolio on municipal bonds during the preceding year.

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For the Money Market Portfolios, dividends will not normally qualify for the dividends-received deduction available to corporations, since the Money Market Portfolios’ income is primarily derived from interest income and short-term capital gains.  Depending upon state law, a portion of each Money Market Portfolio’s dividends attributable to interest income derived from U.S. government and some agency securities may be exempt from state and local taxation.  The Money Market Portfolios will provide information on the portion of each Money Market Portfolio’s dividends, if any, that qualifies for this exemption.

Dividends derived from the Municipal Money Market Portfolio’s tax-exempt income are not subject to federal income tax, but must be reported to the IRS by shareholders.  Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax.  If the Municipal Money Market Portfolio earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions.  Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income.  The Municipal Money Market Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by January 31 if the Municipal Money Market Portfolio makes any taxable distributions.

Each Municipal Money Market Portfolio’s distributions are taxable when they are paid whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31.  Each Municipal Money Market Portfolio will send an IRS Form 1099-DIV by January 31.

Capital Gain Distributions.  Distributions of gains from the sale of assets held by the Core Equity, Capital Appreciation, or Intermediate Bond Portfolio for more than one year generally are taxable to shareholders of the Core Equity, Capital Appreciation, and Intermediate Bond Portfolios at the applicable long-term capital gains rate, regardless of how long the shareholders have owned their Core Equity, Capital Appreciation, and Intermediate Bond Portfolio shares.

Each Money Market Portfolio may distribute short-term capital gains once a year or more often as necessary to maintain their NAVs at $1.00 per share or to comply with distribution requirements under federal tax law.  No Money Market Portfolio anticipates earning long-term capital gains on securities held.  Short-term capital gains distributed by the Money Market Portfolios, if any, are taxable to shareholders as dividends, not as capital gains.

Short-term capital gains distributed by the Core Equity, Capital Appreciation, or Intermediate Bond Portfolios, if any, are taxable to shareholders as dividends, not as capital gains.  Distributions from short-term capital gains do not qualify for the dividends-received deduction.

Distributions of gains from the sale of assets held by the Tennessee Tax-Free Portfolio for more than one year generally are taxable to shareholders of the Tennessee Tax-Free Portfolio at the long-term capital gains rate, as designated by the Tennessee Tax-Free Portfolio, regardless of how long the shareholders have owned their Tennessee Tax-Free Portfolio shares.

Redemptions and Exchanges.  A loss on the redemption or exchange of Portfolio shares may not be deductible if the shareholder invests in the Portfolio within thirty days before or after the redemption.  Any loss on the redemption or exchange of Municipal Money Market Portfolio or Tennessee Tax-Free Portfolio shares held for six months or less will be disallowed to the extent of the amount of any tax-free dividends received on the shares.  Future Treasury Regulations may shorten this six-month period to 31 days.  In addition, loss on the redemption or exchange of Portfolio shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received on the shares.

Foreign Taxes.  Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Core Equity, Capital Appreciation, and Intermediate Bond Portfolio does not currently anticipate that securities of foreign corporations will constitute more than 50% of each Core Equity, Capital Appreciation and Intermediate Bond Portfolios’ total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Trust.  All Portfolios have qualified in prior fiscal years and intend to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”), so that each

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Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the IRC.  In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis.  Each Portfolio also intends to comply with other federal tax rules applicable to regulated investment companies. Each Portfolio’s principal place of business is located in Denver, Colorado.  The Portfolio intends to comply with Colorado tax rules applicable to registered investment companies.

If the Core Equity, Capital Appreciation or Intermediate Bond Portfolios purchase shares in certain foreign investment entities, called passive foreign investment companies (“PFICs”), they may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares.  Interest charges may also be imposed on the Portfolios with respect to deferred taxes arising from such distributions or gains.  In many cases, such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

State and Local Tax Issues.  For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. government securities.  Some states limit this pass-through to mutual funds that invest a certain amount in U.S. government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this pass-through benefit.  The tax treatment of dividend distributions from the U.S. Government Money Market Portfolio will be the same as if a shareholder directly owned a proportionate share of the U.S. government securities in the Portfolio.  Because the income earned on most U.S. government securities in which the Portfolios invest is exempt from the state and local income taxes, the portion of dividends from the Portfolios attributable to these securities will also be exempt from state income taxes.  The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. government securities.

Other Tax Information.  The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences.  In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio.  Investors should consult their tax advisers to determine whether each Portfolio is suitable to their particular tax situation.

In the Money Market Portfolios, federal income tax will be withheld at a 20% rate on any eligible rollover distributions that are not transferred directly to another qualified plan or IRA.  Actual income tax may be higher or lower and will be due when tax forms for the year are filed.  Taxes will not be withheld in cases of direct rollover into an IRA or another qualified plan.

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the overall management of the business of the Portfolios.  The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Portfolios, including the Trust’s Agreements with its investment adviser, co-investment advisers, administrator, co-administrator, distributor, transfer agent, custodian, and fund accounting agent.  The Board of Trustees has delegated the day-to-day operations of the Portfolios to the Trust’s officers and various service providers, subject always to the objectives and policies of each Portfolio and the general supervision of the Board of Trustees.  Information regarding the Trustees and Officers of the Trust is set forth in the tables below.

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INDEPENDENT TRUSTEES

Name, Address & Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John A. DeCell, age 69, 1625 Broadway, Suite 2200 Denver, CO	Trustee	June 1992 to Present	Mr. DeCell is the owner/president of DeCell & Company (real estate consulting and management), and President of Capital Advisers, Inc. (real estate consulting and management).	7
Ken W. Edmundson, age 54 1625 Broadway, Suite 2200 Denver, CO	Trustee	April 2004 to Present	Mr. Edmundson is Member of Sparks-Edmundson Business Development Group (investments) and CEO of Edmundson Northstar Companies LLC (CEO/sales/management training). Mr. Edmundson was Chairman (until 2002) of the Financial Resource Management Group, a financial planning and insurance money management firm. Mr. Edmundson also was a member of the Ascent Capital Partners and A.R.K. Fund, a hedge fund, from 2002-2003.	7
Larry W. Papasan, age 64, 1625 Broadway, Suite 2200 Denver, CO	Trustee	June 1992 to Present	Mr. Papasan is a current Director of Smith & Nephew, Inc. (orthopedic division). Mr. Papasan is a Trustee of the Reaves Utility Income Fund and a Board Member of Triumph Bank, Memphis Tennessee. Mr. Papasan was former Chairman and President of Smith & Nephew, Inc. (until 2002).	7
Richard C. Rantzow, age 67, 1625 Broadway, Suite 2200 Denver, CO	Chairman and Trustee	June 1992 to Present	Mr. Rantzow is a Trustee of the Clough Global Allocation Fund and the Clough Global Equity Fund . He was CFO/Director, Ron Miller Associates, Inc. (manufacturer).	7

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INTERESTED TRUSTEES AND OFFICERS

Name, Address & Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Charles G. Burkett, age 54, 1625 Broadway, Suite 2200 Denver, CO	Trustee	June 2003 to Present

Mr. Burkett is currently the President, First Tennessee Financial Services and Executive Vice President, First Horizon National Corporation. From 2001-2004, Mr. Burkett served as President, Memphis Financial Services of First Tennessee Bank. Mr. Burkett served as an Executive Vice President, Manager Affluent Markets, First Tennessee Bank, from 1997 to 2001. Mr. Burkett is a director of First Tennessee Brokerage, a broker/dealer, Highland Capital Management Corp. and Martin & Company, both investment advisers and affiliates of First Tennessee. Mr. Burkett is also director of FT Insurance Corporation, First Express Remittance Processing, Inc., First Horizon MAver Inc., and First Horizon Housing Corporation. Mr. Burkett is currently director of the following non-profit organizations Mid-South Minority Business Council, Memphis Regional Chamber, LeBonheur Foundation, Memphis Symphony, University of Memphis Board of Visitors, University of Memphis Tiger Club, United Way of the Mid-South, and First Horizon Foundation. Because of his affiliation with First Tennessee, Mr. Burkett is considered an “Interested” Trustee of First Funds.

7

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Name, Address & Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
George P. Lewis, age 67 1625 Broadway, Suite 2200 Denver, CO	President & Trustee	December 1999 to Present	Mr. Lewis is currently a director of Methodist Extended Care Hospital, a non-profit health care company. Formerly Mr. Lewis was employed by First Tennessee Bank and served as Executive Vice President and Manager of the Money Management Group of First Tennessee Bank.He was also an officer of First Tennessee Bank and a director for Martin & Company and Highland Capital Management Corp., both investment advisers and affiliates of First Tennessee. Because of his affiliation with First Tennessee, Mr. Lewis is considered an “Interested” Trustee of First Funds.	7
Jeremy O. May, age 35, 1625 Broadway, Suite 2200 Denver, CO	Treasurer	February 1997 to Present

Mr. May is Managing Director of Operations and Client Services at ALPS Mutual Funds Services, Inc.Mr. May is also the Treasurer of Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, Clough Global Allocation Fund, and Clough Global Equity Fund.

N/A
Tane T. Tyler, age 40 1625 Broadway, Suite 2200 Denver, CO	Secretary	November 2004 to Present

Ms. Tyler is General Counsel, ALPS Mutual Funds Services, Inc. (mutual fund service provider) and ADI, September 2004 to present. She is Secretary of Financial Investors Variable Insurance Trust, December 2004 to present; Reaves Utility Income Fund, December 2004 to present; and, Westcore Funds, February 2005 to present. Previously Ms. Tyler was Vice President and Associate Counsel with Oppenheimer Funds, January 2004 until August 2004; and Vice President and Assistant General Counsel, Invesco Funds September 1991 until December 2003.

N/A

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Each Independent Trustee and the President of the Trust receive from the Trust an annual fee of $12,000.  Each Independent Trustee also receives an additional fee in the amount of $3,000 for attending each regularly scheduled quarterly, or any unscheduled, meeting of the Trustees.  The Chairman of the Board and the President of the Trust receive an additional fee in the amount of $3,750 for attending each regularly scheduled quarterly, or any unscheduled, meeting of the Trustees.  The Trustees were compensated as follows for their services provided during the Trust’s fiscal year ended June 30, 2005:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Trust and Fund Complex Paid to Trustees
Charles Burkett Trustee	$0	$0	$0	$0
John A. DeCell Trustee	$27,000	$0	$0	$27,000
Ken W. Edmundson Trustee	$27,000	$0	$0	$27,000
George P. Lewis-Interested President	$30,750	$0	$0	$30,750
Larry W. Papasan Trustee	$27,000	$0	$0	$27,000
Richard C. Rantzow Chairman	$30,750	$0	$0	$30,750

As of December 31, 2004, the dollar range of equity securities in the Portfolios beneficially owned by Trustees who are “Interested Persons” of the Trust was as follows:

	Dollar Range of Equity Securities in the Fund							Aggregate Dollar Range of Equity Securities in All Portfolios Overseen
INTERESTED TRUSTEES	Core Equity Portfolio	Capital Appreciation Portfolio	Intermediate Bond Portfolio	Tennessee Tax-Free Portfolio	U.S. Government Money Market Portfolio	Municipal Money Market Portfolio	Cash Reserve Portfolio	by Trustee in Family of Investment Companies
George P. Lewis	Over $100,000	None	None	None	None	None	Over $100,000	Over $100,000
Charles Burkett	$10,001 - $50,000	None	None	None	None	None	None	$10,001 - $50,000

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As of December 31, 2004, the dollar range of equity securities in the Funds beneficially owned by Trustees who are not “interested persons” of the Trust were as follows:

	Dollar Range of Equity Securities in the Fund							Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen
INDEPENDENT TRUSTEES	Core Equity Portfolio	Capital Appreciation Portfolio	Intermediate Bond Portfolio	Tennessee Tax-Free Portfolio	U.S. Government Money Market Portfolio	Municipal Money Market Portfolio	Cash Reserve Portfolio	by Trustee in Family of Investment Companies
John A. DeCell	$10,001-50,000	None	$10,001-50,000	None	None	None	$10,000-50,000	$50,001-100,000
Ken W. Edmundson	None	None	None	None	None	None	None	None
Larry W. Papasan	Over $100,000	$1-10,000	None	None	None	None	None	Over $100,000
Richard C. Rantzow	$10,001-50,000	$10,001-50,000	None	None	None	None	None	$10,001-50,000

As of September 30, 2005, the officers and trustees of the Trust owned as a group less than 1% of the outstanding shares of any Portfolio.

STANDING BOARD COMMITTEE

Audit Committee.  The Board of Trustees has established an Audit Committee.  The Audit Committee considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent auditors.  The members of the Audit Committee are Mrrs. DeCell, Edmundson, Papasan and Rantzow who are all Independent Trustees.  The Audit Committee met 2 times during the fiscal year ended June 30, 2005.

Nominating Committee.  The Board of Trustee, on May 2, 2005, established a Nominating Committee.  The Nominating Committee considers such matters pertaining to the size and composition of the Board, identify and screen trustee candidates for appointment to the Board, and reviews independent trustee compensation and expense reimbursement policies.  The members of the Nominating Committee who will all Independent Trustees have not been select by the Board at this time.  The Nominating Committee did not meet during the fiscal year ended June 30, 2005.

Pursuant to the charter adopted by the Nominating Committee on May 2, 2005, shareholders may submit nominees to the Nominating Committee for consideration as a potential trustee of the Trust.  All submission must be made pursuant to the provisions set forth in the Nominating Committee’s charter.  The Nominating Committee will consider each nominee’s integrity, educational, profession background, understanding of the Trust’s business on a technical level, and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees must submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: First Funds Trust, 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

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INVESTMENT ADVISORY AGREEMENTS

The Core Equity, Intermediate Bond, and Tennessee Tax-Free Portfolios employ First Tennessee Bank National Association, Memphis, TN, to furnish investment advisory and other services to each such Portfolio.  First Tennessee provides these services through First Tennessee Advisory Services, a department of First Tennessee.  Under the Investment Advisory and Management Agreement with each such Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee’s expense.  Highland Capital Management Corp., Memphis, TN, acts as Sub-Adviser to the Core Equity Portfolio.  Martin & Company, Inc., Knoxville, TN, acts as Sub-Adviser to the Intermediate Bond and Tennessee Tax-Free Portfolios.  Subject to the direction of the Trustees and of First Tennessee, the Sub-Advisers will direct the investments of these Portfolios in accordance with their respective investment objective, policies and limitations.

First Tennessee and DMC, Philadelphia, PA, act as Co-Advisers to the Capital Appreciation Portfolio.  First Tennessee provides these services through First Tennessee Advisory Services, a department of First Tennessee.  Subject to the direction of the Trustees and monitoring by First Tennessee, DMC directs the investments of this Portfolio in accordance with the Portfolio’s investment objective, policies and limitations.

Each Money Market Portfolio employs BIMC as Co-Investment Advisor to furnish investment advisory and other services to the Portfolio.  Additionally, each Money Market Portfolio employs First Tennessee as the other Co-Investment Advisor.  First Tennessee performs its co-investment advisory services through First Tennessee Advisory Services, a department of First Tennessee.  BIMC, formerly known as PNC Institutional Management Corporation, Wilmington, DE, acts as Investment Adviser and, subject to the direction of the Trustees directs the investments of each Money Market Portfolio in accordance with its investment objective, policies and limitations.

In addition to First Tennessee’s, DMC’s, and BIMC’s fees and the fees payable to the Transfer Agent, Fund Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties.  Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees.  Other expenses paid by each Portfolio include: interest, taxes, brokerage commissions, each Portfolio’s proportionate share of insurance premiums, and costs of registering shares under federal and state securities laws.  Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing the investment and business affairs of the Core Equity Portfolio, First Tennessee receives a monthly management fee at the annual rate of 0.65% of the Core Equity Portfolio’s average net assets up to $1 billion and 0.60% of the Core Equity Portfolio’s average net assets over $1 billion.  The Capital Appreciation Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of 0.15% of the Capital Appreciation Portfolio’s average net assets.  The Intermediate Bond and Tennessee Tax-Free Portfolios are obligated to pay First Tennessee a monthly management fee at the annual rate of 0.50% of the Portfolios’ average net assets up to $250 million and 0.45% of the Portfolios’ average net assets over $250 million.  The Money Market Portfolios are obligated to pay First Tennessee a monthly management fee of the annual rate and 0.05% of their average net assets for the investment advisory services First Tennessee provides.  Furthermore, pursuant to a contractual agreement entered into on May 3, 2005, between First Tennessee and the Trust, First Tennessee has agreed to waive 0.41% and 0.05% of its management fee for Core Equity and Capital Appreciation Portfolios.  This waiver may be discontinued anytime after June 30, 2006.  First Tennessee has contractually agreed through June 30, 2006, to reduce its management fee to 0.30% of the average net assets of the Intermediate Bond and Tennessee Tax-Free Portfolios. First Tennessee has contractually agreed through June 30, 2006, to waive all or a portion of its fees in order to maintain an expense ratio for Class I of the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios of 0.25%, 0.30% and 0.30%, respectively.

The following table summarizes the management fees paid to First Tennessee, DMC and BIMC by the Portfolios and any management fee waivers for the last three fiscal years:

Core Equity	2005	2004	2003
First Tennessee(1)	$3,267,998	$4,059,021	$3,900,294

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(1)  For the Fiscal Years ended 2005, 2004 and 2003, the actual management fees for Core Equity were $3,101,868, $4,059,021, and $3,900,294, respectively.  First Tennessee waived $166,130, $0, and $0, of its management fee, respectively.

Capital Appreciation(1)	2005	2004	2003
First Tennessee	$164,754	$116,076	$63,593
DMC	$738,914	$528,032	$296,615

(1)  For the Fiscal Years ended 2005, 2004 and 2003, the actual management fees for Capital Appreciation were $884,657, $644,108, and $360,208, respectively.  First Tennessee waived $19,011, $0, and $0, of its management fee, respectively.  DMC did not waive any of its management fee.

Intermediate Bond	2005	2004	2003
First Tennessee(1)	$1,746,721	$2,124,888	$1,246,022

(1)  For the Fiscal Years ended 2005, 2004 and 2003, the actual management fees for Intermediate Bond were $1,081,207, $1,333,143, and $747,881, respectively.  First Tennessee waived $665,514, $791,745, and $498,141, of its management fee, respectively.

Tennessee Tax-Free	2005	2004	2003
First Tennessee(1)	$738,897	$878,614	$916,621

(1)  For the Fiscal Years ended 2005, 2004 and 2003, the actual management fees for Tennessee Tax-Free were $443,338, $527,169, and $549,973, respectively.  First Tennessee waived $295,559, $351,445, and $366,648, of its management fee, respectively.

U.S. Government Money Market(1)	2005	2004	2003
First Tennessee	$70,848	$61,038	$67,861
BIMC	$113,356	$97,662	$108,577

(1)  For the Fiscal Years ended 2005, 2004 and 2003, the actual management fees for U.S. Government were $113,356, $97,747, and $108,581, respectively.  First Tennessee waived $70,848, $60,953, and $67,857, of its management fee, respectively.  BIMC did not waive any of its management fee.

Municipal Money Market(1)	2005	2004	2003
First Tennessee	$46,568	$48,617	$44,255
BIMC	$74,508	$77,788	$70,808

(1)  For the Fiscal Years ended 2005, 2004 and 2003, the actual management fees for Municipal Money Market were $75,677, $88,862, and $85,397, respectively.  First Tennessee waived $45,399, $37,543, and $29,666, of its management fee, respectively.  BIMC did not waive any of its management fee.

Cash Reserve(1)	2005	2004	2003
First Tennessee	$118,248	$125,247	$135,161
BIMC	$189,196	$200,395	$216,258

(1)  For the Fiscal Years ended 2005, 2004 and 2003, the actual management fees for Cash Reserve were $190,267, $200,553 and $233,042, respectively.  First Tennessee waived $117,177, $125,089, and $118,377, of its management fee, respectively.  BIMC did not waive any of its management fee.

Under its Investment Advisory and Management Agreement with each of the Core Equity, Intermediate Bond, and Tennessee Tax-Free Portfolios, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment

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advice to each such Portfolio.  As Sub-Adviser, Highland is entitled to receive from First Tennessee a monthly sub-advisory fee at the annual rate of 0.38% of the Core Equity Portfolio’s average net assets up to $1 billion and 0.35% of the Core Equity Portfolio’s average net assets over $1 billion.  First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Intermediate Bond and Tennessee Tax-Free Portfolios’ average net assets up to $250 million and 0.27% of the Intermediate Bond and Tennessee Tax-Free Portfolio’s average net assets over $250 million.  As Co-Adviser to the Capital Appreciation Portfolio, DMC is entitled to receive 0.70% of that Portfolio’s average net assets up to $50 million and 0.65% thereafter.  As compensation for the investment advisory services BIMC provides, it is entitled to receive 0.08% of the aggregate average monthly net assets of each Portfolio up to $500 million, 0.06% of the next $500 million, and 0.05% on amounts greater than $1 billion.  Under the terms of each sub-advisory agreement with First Tennessee and DMC’s Investment Advisory and Management Agreement with the Trust, the Sub-Advisers, subject to the supervision of First Tennessee, and DMC supervise the day-to-day operations of their respective Portfolios and provide investment research and credit analysis concerning their respective Portfolios’ investments, conduct a continual program of investment of their respective Portfolios’ assets and maintain the books and records required in connection with their duties under their advisory agreements.  In addition, the Sub-Advisers and DMC keep First Tennessee informed of the developments materially affecting each Portfolio.  Martin and Highland, as Sub-Advisers for the Intermediate Bond and Core Equity Portfolios, are currently waiving some or all of the fees they are entitled to receive from First Tennessee.

CODE OF ETHICS

Each Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolio permits “Access Persons” as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics (the “Code”) that has been adopted by the Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios’ Board of Trustees.  Access Persons are required to follow the guidelines established by the Code in connection with all personal securities transactions and are subject to certain prohibitions on personal trading.  First Tennessee and the affiliated investment advisers (“Advisers”), pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Code, must each adopt and enforce its own Code of Ethics appropriate to its operations.  The Board of Trustees is required to review and approve the Code of Ethics for First Tennessee, the Advisers and the Distributor.  First Tennessee and the Advisers are also required to report to the Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios’ Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Code of Ethics, including any violations thereof which may potentially affect the Portfolios.

PROXY VOTING POLICIES AND PROCEDURES

The Trustees, as of February 15, 2005, following a review of the procedures of DMC and Highland, delegated to DMC and Highland the authority to vote proxies for the Capital Appreciation and Core Equity Portfolios, respectively.  Additionally, the Trustees delegated to First Tennessee the authority to vote any and all proxies for the Core Equity Portfolio relating to shareholder proposals regarding executive compensation arrangements, such authority to be exercised by First Tennessee on a case by case basis.  A summary of Highland’s and DMC’s Proxy Voting Policies and Procedures are as follows:

Summary of Highland’s Proxy Voting Policy and Procedures for the Core Equity Portfolio.

Except as described below, the Trustees have delegated authority to Highland to vote proxies on behalf of the Core Equity Portfolio.  With respect to proxies concerning shareholder proposals to restrict executive compensation, the Trustees have delegated authority to First Tennessee to vote such proxies on behalf of the Portfolio.

Highland General Voting Policy

In voting of proxies, Highland will consider those factors that may affect the value of the investment and vote in a manner which, Highland believes, is in the Portfolio’s best interest.  Each quarter, Highland will take reasonable measures to ensure that it has received all the proxies for which it is responsible to vote and that they have, in fact, been voted.  However, there may be circumstances where such proxies may not be voted such as in the case of shares of foreign corporations where the cost to the Portfolio of voting proxies outweighs any benefit associated with voting such shares.  Highland will maintain records with respect to its proxy procedures and proxy voting decisions.

Highland Voting Procedures

The Proxy Voting Committee (the “Committee”), which is comprised of the Managing Directors of HCMC, will determine

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the proxy voting policy, procedures and guidelines of HCMC (the “Guidelines”).  HCMC will provide the Guidelines to IRRC.  The Committee will designate one of the Committee members to oversee the proxy voting process (the “Designated Manager”).  The Designated Manager will be responsible for formulating the Guidelines and submitting them to the Committee for approval.  Guidelines for proposals not previously approved by the Committee or documented in the Guidelines will be determined by the Designated Manager and communicated to IRRC and those issues will be reported to the Committee on a quarterly basis.  In general, HCMC will attempt to pursue the policy, which serve its clients’ best interests after reviewing the various proxy voting alternatives.  The Committee will review this Policy annually in light of HCMC practices, the nature of its clients or changes in applicable laws.  The Committee will designate an HCMC employee to serve as the Proxy Clerk.  The Proxy Clerk will be responsible for submitting HCMC client holdings daily to IRRC.  Where HCMC procedures provide for a case by case determination on a matter, the Proxy Clerk will submit the matter to the Designated Manager for a decision on how to vote the shares.  Once that decision has been made the Proxy Clerk will enter the vote on IRRC’s system and IRRC will be responsible for voting the proxy on behalf of HCMC.

IRRC also provides reporting that ensures compliance with SEC proxy recordkeeping and reporting requirements.  IRRC will maintain HCMC voting records for seven years.

Potential Conflicts of Interest

Prior to voting, the Proxy Clerk will review the list of Interested Persons (as hereinafter defined) and verify whether an actual or potential conflict of interest with Highland exists in connection with the subject proposal(s) to be voted upon.  The determination regarding the presence or absence of any actual or potential conflict or interest shall be adequately documented by the Compliance Officer.  IRRC will be informed of the list and will be instructed not to vote, until the issue has been reviewed and possibly approved by HCMC.  The Compliance Officer will review annually HCMC’s client list and HCMC’s holdings list and obtain sufficient information from HCMC principals to determine companies with which HCMC may have a conflict of interest in connection with a proxy solicitation (“Interested Persons”).  Annually, the Compliance Officer will submit the list of Interested Persons to the Committee.  .

If a conflict of interest exists, the client’s consent is obtained before voting.  HCMC will provide the client with sufficient information regarding the shareholder vote and HCMC’s conflict so that the client can make an informed decision whether or not to consent.  Examples of conflicts of interest include:

•                  Highland manages an account for a company whose management is soliciting proxies.

•                  Highland has a material relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast.

•                  Highland or its principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

•                  Highland has a financial interest in the outcome of a vote, such as when HCMC receives fees from mutual funds that are maintained in client accounts and the proxy relates to an increase in fees

All conflicts of interest will be reported to the Committee each quarter.

Proxy Voting Guidelines

HCMC believes that recommendations of a company’s management on an issue should be given significant weight in determining how proxy issues for the company should be voted.  Therefore, on many issues HCMC will vote in accordance with management recommendations.  The following summarizes HCMC Guidelines on certain proxy matters.  This summary does not include HCMC Guidelines on all issues.

HCMC Guidelines provide that HCMC will generally vote as follows on these proxy matters:  (i) vote against management proposals to authorize preferred stock, restore pre-emptive rights or to authorize dual or multiple classes of common stock; (ii) vote against a management proposal to merge with or acquire another company if the company’s board of directors did not obtain a fairness opinion from an investment banking firm; (iii) vote against management proposals to adopt cumulative voting; (iv) vote for management proposals to repeal a classified board, eliminate supermajority vote to approve a merger or other business combination; (v) vote for management proposals concerning increasing, decreasing, amending or issuing authorized common stock; (vi) vote against management proposals to authorize the issuance of or, to increase authorized preferred stock; (vii) vote against management proposals to adopt or amend an employee stock option plan if [1] equity

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overhang from all company plans is more than 5% of the total outstanding stock; [2] the plan allows options to be priced at less than 85% of the fair market value at grant date; [3] the plan administrator can re-price or replace underwater options; the plan unnecessarily benefits retiring employees; or, [4] the plan provides for time lapsing restricted stock awards or enhances or adds change-in-control provisions; (viii) vote against management proposals to adopt or amend a stock option plan for non-employee directors if [1] the minimum potential overhang is 5.00%, [2] plan authorizes a wide range of stock based awards; [3] the plan or proposal permits non-formula or discretionary grants; or, [4] the plan would add shares so that minimum dilution from all plans is more than 5.00% of total outstanding shareholder equity; (ix) vote against management proposals to adopt an employee stock purchase plan if the stock purchase price is less than 85% of stock’s fair market value; (x) vote against management proposals to adopt an employee stock award plan if the award vests solely on tenure; (axe) vote against management proposals to adopt an annual bonus plan if performance criteria is not disclosed (xii) vote against management proposals to adopt a long term bonus plan if dilution is more than 5% of the outstanding equity; (xiii) vote for management’s proposal to adopt a deferred compensation plan; (xiv) vote against management proposals to exchange underwater options; (xiv) vote against shareholder proposals on social policy issues.

The Guidelines also address how HCMC will vote with respect to shareholder proposals on corporate policy issues.  Generally, the Guidelines provide that HCMC will vote against shareholder proposals concerning executive compensation and vote for shareholder proposals that increase Board independence, Board Chairman independence and compensation committee independence.

Votes Concerning Shareholder Proposals on Executive Compensation

In the event that a proxy is requested concerning a shareholder proposal that restricts executive compensation, Highland will forward the proxy to First Tennessee Advisory Services, a department of First Tennessee Bank National Association (“First Tennessee”) to vote on behalf of the Portfolio.  First Tennessee will vote proxies on this issue on a case by case basis and may obtain research or recommendations on the matter from independent research firms.  The Manager of First Tennessee’s Wealth Management Product Development and Support Services will be responsible for voting all proxies on this issue.  First Tennessee will maintain records concerning its voting decision on these proposals.  In the event of a conflict of interest concerning the company or the proposal and First Tennessee, then First Tennessee will request direction on how to vote the proxy from the Board of Trustees for the Portfolio.

Summary of Delaware’s Proxy Voting Policy and Procedures for the Capital Appreciation Portfolio.

If and when proxies need to be voted on behalf of the Capital Appreciation Portfolio, Delaware Management Company (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”).  The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Capital Appreciation Portfolio. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Capital Appreciation Portfolio. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the Capital Appreciation Portfolio and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Capital Appreciation Portfolio, ISS will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Capital Appreciation Portfolio.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Capital Appreciation Portfolio. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii)

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generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from a company’s operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Capital Appreciation Portfolio are voted by ISS in accordance with the Procedures. Because almost all Capital Appreciation Portfolio proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Capital Appreciation Portfolio. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Capital Appreciation Portfolio.

ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

Administrator.  ALPS is the administrator to each Portfolio.  As the Administrator, ALPS assists in each Portfolio’s administration and operation including, but not limited to, providing various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio.  ALPS is entitled to and receives from the Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios a monthly fee at the annual rate of 0.115% of average net assets.  ALPS is entitled to receive from each Money Market Portfolio a monthly fee at the annual rate of 0.05% of aggregate average net assets up to $500 million, and 0.025% of aggregate net assets over $500 million.

Co-Administrator.  First Tennessee serves as the Co-Administrator for each Portfolio.  As the Co-Administrator, First Tennessee assists in each Portfolio’s operation including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services.  First Tennessee is entitled to receive from the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolios a monthly fee at the annual rate of 0.085% of average net assets and 0.05% of average net assets of each Money Market Portfolio.  Pursuant to a contractual agreement entered into on May 3, 2005, between First Tennessee and the Trust, First Tennessee has agreed to waive 0.25% and 0.06% of it co-administrative fees for the Core Equity and Capital Appreciation Portfolios.  This waiver may be discontinued at any time after June 30, 2006.  Furthermore, First Tennessee has contractually agreed to waive its co-administration fee to the extent necessary for Class I of the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios to maintain a total expense ratio of no more than 0.25%, 0.30%, and 0.30%, respectively, of their respective average net assets.

The following table summarizes the administration fees paid to ALPS and First Tennessee by the Portfolios and any administration fee waivers for the last three fiscal years.

Core Equity(1)	2005	2004	2003
ALPS	$578,184	$718,134	$810,061
First Tennessee	$427,354	$530,795	$390,029

(1) For the Fiscal Years ended 2005, 2004, and 2003, the actual administration fees for Core Equity, without any waivers, would have been $964,006, $1,248,929, and $1,200,090, respectively.  ALPS did not waive any of its fees.  First Tennessee waived $41,532, $0, and $0, respectively.

Capital Appreciation(1)	2005	2004	2003
ALPS	$126,311	$88,992	$57,233
First Tennessee	$93,360	$65,777	$27,557

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(1) For the Fiscal Years ended 2005, 2004, and 2003, the actual administration fees for Capital Appreciation were $214,919, $154,769, and $84,790, respectively.  ALPS did not waive any of its fees.  First Tennessee waived $4,752, $0, and $0, respectively.

Intermediate Bond(1)	2005	2004	2003
ALPS	$414,462	$511,038	$336,547
First Tennessee	$306,342	$377,724	$162,041

(1) For the Fiscal Years ended 2005, 2004, and 2003, the actual administration fees for Intermediate Bond were $720,804, $888,762, and $498,588, respectively.  ALPS and First Tennessee did not waive any of their fees.

Tennessee Tax-Free(1)	2005	2004	2003
ALPS	$169,946	$202,081	$247,488
First Tennessee	$125,612	$149,364	$119,161

(1) For the Fiscal Years ended 2005, 2004, and 2003, the actual administration fees for Core Equity were $295,558, $351,445, and $366,649, respectively.  ALPS and First Tennessee did not waive any of their fees.

U.S. Government(1)	2005	2004	2003
ALPS	$70,848	$61,038	$67,861
First Tennessee	$70,848	$61,038	$67,861

(1) For the Fiscal Years ended 2005, 2004, and 2003, the actual administration fees for U.S. Government were $70,848, $73,644, and $84,786, respectively.  ALPS did not waive any of its fees.  First Tennessee waived $70,848, $48,432, and $50,936, respectively.

Municipal Money Market(1)	2005	2004	2003
ALPS	$46,568	$48,617	$44,255
First Tennessee	$46,568	$48,617	$44,255

(1) For the Fiscal Years ended 2005, 2004, and 2003, the actual administration fees for Municipal were $72,045, $84,439, and $88,510, respectively.  ALPS did not waive any of its fees.  First Tennessee waived $21,091, $12,795, and $0, respectively.

Cash Reserve(1)	2005	2004	2003
ALPS	$118,248	$125,247	$135,161
First Tennessee	$118,248	$125,247	$135,161

(1) For the Fiscal Years ended 2005, 2004, and 2003, the actual administration fees for Cash Reserve were $207,402, $206,461, and $265,693, respectively.  ALPS did not waive any of its fees.  First Tennessee waived $29,094, $44,033, and $4,629, respectively.

Distributor.  ADI is the distributor to each Portfolio.  ADI is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.  As the Distributor, ADI sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust.  Class C is obligated to pay ADI monthly a 12b-1 fee at the annual rate of up to 0.75% of average net assets for the Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios, and 0.45% for Money Market Portfolios, respectively, all or a portion of which may be paid out to investment professionals or others involved in the distribution of Class C shares.  Class B of the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free and Money Market Portfolios are obligated to pay ADI monthly a 12b-1 fee at the annual rate of up to 0.75%, 0.75%, 0.60%, 0.60%, and 0.75% of average net assets, respectively, all or a portion of which may be paid out to investment professionals or others involved in the distribution of Class B shares. This fee may be limited from time to time by the Board of Trustees.  See “Administration Agreements and Other Contracts - Distribution Plan.”  Classes A and C also pay shareholder servicing fees to investment professionals at an annual rate of 0.25% of average net assets as more fully described under the section ”Administration Agreements and Other Contracts - Shareholder Services Plans”.  Class B pays shareholder servicing fees to investment professionals at an annual rate of 0.25%, 0.25%, 0.10%, and 0.10% of the Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios’ average net assets, respectively, as more fully described under the section ”Administration Agreements and Other Contracts - Shareholder Services Plans”.  First Tennessee and its affiliates neither participate in nor are responsible

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for the underwriting of Portfolio shares.  Consistent with applicable law, affiliates of First Tennessee may receive commissions or asset-based fees.

The following table summarizes the underwriter commissions paid to ADI for the last three fiscal years:

	2005	2004	2003
Core Equity	$4,663	$14,700	$9,191
Capital Appreciation	$1,076	$4,537	$527
Intermediate Bond	$138	$1,902	$2,155
Tennessee Tax-Free	$2,340	$5,928	$7,184

Transfer Agent, Fund Accounting Agent and Custodian.  State Street Bank & Trust Company, through its affiliate Boston Financial, provides transfer agent services for each Portfolio.  For such services, State Street is entitled to receive a fee from each Portfolio based on each Portfolio’s total assets under management, plus out-of-pocket expenses.

ALPS serves as the fund Accounting Agent, calculating the NAV and dividends of each Class of each Portfolio and maintaining the Portfolios’ general accounting records.  For such services, ALPS is entitled to receive a fee from each Portfolio based on its net asset value, plus out-of-pocket expenses.

State Street, 1 Heritage Drive, North Quincy, MA 02171, is also Custodian for the Portfolios.  The Custodian is responsible for the safekeeping of each Portfolio’s assets and the appointment of sub-custodian banks and clearing agencies.  For such services, State Street is entitled to receive a fee from each Portfolio based on its net assets, plus out-of-pocket expenses.  The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios.  The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

Distribution Plans.  The Trustees of the Trust have adopted a Distribution Plan on behalf of Class C of all Portfolios (the “Class C Plan”) and Class B of the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Cash Reserve Portfolios (the “Class B Plan”) (collectively the “Distribution Plans”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act.  The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of a portfolio except pursuant to a plan adopted by the portfolio under the Rule.  The Trustees have adopted the Distribution Plans to allow each class to compensate ADI for incurring distribution expenses.  Pursuant to the Class C Plan, ADI is paid a monthly 12b-1 (distribution) fee at the annual rate of up to 0.75% of Class C’s average daily net assets for the Core Equity, Capital Appreciation, Intermediate Bond, and Tennessee Tax-Free Portfolios and 0.45% for Class C of the Money Market Portfolios, however, the Trustees have agreed to limit the 12b-1 fees applicable to Class C shares of the Money Market Portfolios to 0.25%.  Pursuant to the Class B Plan, ADI is paid a monthly 12b-1 (distribution) fee at the annual rate of up to 0.75%, 0.75%, 0.60%, 0.75%, and 0.75% of Class B’s average daily net assets for the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Cash Reserve Portfolios, respectively.  The Trustees may limit such fees from time to time for one or more Portfolios (see the current Prospectus for each Portfolio for information concerning such limitations).  The Trust or ADI, on behalf of Class C of each Portfolio and Class B of the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, and Cash Reserve Portfolios, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions).

Each Class C and Class B Plan provides that ADI may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services.  The Service Agreements further provide for compensation to investment professionals for their efforts to sell Class C and Class B shares.  The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analysis and reports with respect to marketing and promotional activities as ADI may, from time to time, deem advisable; making payments to investment professionals engaged in the sales of Class C and Class B shares; and providing training, marketing and support to investment professionals with respect to the sale of Class C and Class B shares.  The Class C Plan and Class B Plan

41

recognize that ADI may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

The Distribution Plans have been approved by the Trustees, including the majority of disinterested Trustees.  As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of each Distribution Plan prior to its approval, and have determined that there is a reasonable likelihood that each Distribution Plan will benefit each Portfolio and its shareholders.  To the extent that the Class C and Class B Plans give ADI greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class C and Class B Plans could be construed as compensation plans because ADI is paid a fixed fee and is given discretion concerning what expenses are payable under the Distribution Plans.  ADI may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio.  However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ADI could be said to have received a profit.  For example, if ADI pays $1 for Class C distribution-related expenses and receives $2 under a Class C Plan, the $1 difference could be said to be a profit for ADI.  (Because ADI is reimbursed for its out-of-pocket direct promotional expenses, each Distribution Plan also could be construed as a reimbursement plan.  Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year).  If after payments by ADI for marketing and distribution there are any remaining fees attributable to a Class C or Class B Plan, these may be used as ADI may elect.  Since the amount payable under each Distribution Plan will be commingled with ADI’s general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ADI’s overhead expenses will be paid out of Distribution Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies.  Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plans.

Regarding Class C shares, ADI pays the entire distribution fee (up to 0.75% of average net assets) to First Tennessee for an initial term of 12 months for the Core Equity and Capital Appreciation Portfolios, 16 months for the Intermediate Bond Portfolio, and 2 years for the Tennessee Tax-Free Portfolio as compensation for its initial expense of paying investment professionals a commission upon sales of those classes of shares.  After the initial term, ADI pays these distribution fees as compensation to investment professionals.  In the case of Class B shares of the Core Equity, Capital Appreciation and Cash Reserve Portfolios, ADI pays First Tennessee Bank the entire distribution fee (up to 0.75% of average net assets) as compensation for its initial expense of paying investment professionals a commission upon sales of those shares.  In the case of Class B shares of the Intermediate Bond and Tennessee Tax-Free Portfolio, ADI pays First Tennessee Bank the entire distribution fee (up to 0.60% average net assets) as compensation for its initial expense of paying investment professionals a commission upon sales of those shares.

For the fiscal year ended June 30, 2005, Classes B and C paid distribution fees in the following amounts:

			Fees Paid
	Total Distribution	Fees Paid	to First	Fees Paid
	Fees	to Intermediaries	Tennessee Bank	to ADI
Core Equity
Class B	$107,139	$0	$107,139	$0
Class C	$360,829	$343,680	$17,149	$0
Capital Appreciation
Class B	$8,659	$0	$8,659	$0
Class C	$5,457	$4,669	$788	$0
Intermediate Bond
Class B	$3,188	$0	$3,188	$0
Class C	$11,153	$10,283	$870	$0
Tennessee Tax-Free
Class B	$20,172	$0	$20,172	$0
Class C	$25,895	$21,547	$4,348	$0
U.S. Government
Class C	$22,212	$22,212	$0	$0
Municipal
Class C	$76,872	$76,872	$0	$0
Cash Reserve
Class B	$1,435	$0	$1,435	$0
Class C	$510,016	$510,016	$0	$0

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In addition, certain Portfolios or classes have adopted a Defensive 12b-1 Plan, which provides that various service providers, such as a Portfolio’s administrator, investment adviser, sub-adviser, or co-adviser, may make payments for distribution related expenses out of their own resources, including past profits or payments received from a Portfolio for other purposes such as management fees, and that ADI may, from time-to-time, use its own resources for distribution related services, in addition to the fees paid under the Distribution Plan.

Shareholder Services Plans.  In addition to the Rule 12b-1 Distribution Plans described above, Classes A of all Portfolios, B of all Portfolios except U.S. Government Money Market and Municipal Money Market Portfolios, and C of all Portfolios except the Money Market Portfolios have adopted Shareholder Services Plans to compensate investment professionals for individual shareholder services and account maintenance.  These functions include: maintaining account records; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions.  For these services the participating investment professionals are paid a service fee at the annual rate of up to 0.25% of average net assets of Classes A of all Portfolios and C of all Portfolios except the Money Market Portfolios, up to 0.25% of average net assets of Class B of the Core Equity, Capital Appreciation, and Cash Reserve Portfolios, and up to 0.10% of average net assets of Class B of the Intermediate Bond and Tennessee Tax-Free Portfolios.  Currently, ADI retains the entire service fee paid by Class B during the first year.  Tennessee Tax-Free shareholder servicing fees for Class C have not currently been authorized by the Board of Trustees although such fees may become effective at a future time.

For the fiscal year ended June 30, 2005, Classes A, B, and C paid shareholder servicing fees in the following amounts:

			Fees Paid
	Total Shareholder	Fees Paid	to First	Fees Paid
	Servicing Fees	to Intermediaries	Tennessee Bank	to ADI
Core Equity
Class A	$183,076	$183,076	$0	$0
Class B	$35,572	$32,766	$0	$2,806
Class C	$120,276	$114,560	$5,716	$0
Capital Appreciation
Class A	$20,573	$20,573	$0	$0
Class B	$2,888	$2,261	$0	$627
Class C	$1,819	$1,556	$263	$0
Intermediate Bond
Class A	$49,005	$49,005	$0	$0
Class B	$530	$454	$0	$76
Class C	$5,577	$5,142	$435	$0
Tennessee Tax-Free
Class A	$23,221	$23,221	$0	$0
Class B	$3,356	$3,103	$0	$253
Cash Reserve
Class B	$0	$0	$0	$0

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PORTFOLIO MANAGERS

For each Portfolio’s most recently completed fiscal year end June 30, 2005, the following tables summarize the other investment activities of each portfolio manager who was primarily responsible for the day-to-day management:

Core Equity Portfolio:

Highland Capital Management Corp.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
David Thompson
Registered Investment Companies	2	$516,776,065	None	N/A
Other Pooled Investment Vehicles	None	0	None	N/A
Other Accounts	131	$546,834,376	None	N/A
Mark Cronin
Registered Investment Companies	2	$516,776,065	None	N/A
Other Pooled Investment Vehicles	None	0	None	N/A
Other Accounts	72	$106,636308	None	N/A

Capital Appreciation Portfolio:

Delaware Management Company

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Marshall T. Bassett
Registered Investment Companies	25	4,200,000,000	None	N/A
Other Pooled Investment Vehicles	1	3,800,000,000	None	N/A
Other Accounts*	19	2,000,000,000	1	82,900,000
Jeffrey W. Hynoski
Registered Investment Companies	25	4,200,000,000	None	N/A
Other Pooled Investment Vehicles	1	3,800,000,000	None	N/A
Other Accounts*	19	2,000,000,000	1	82,900,000
Steven T. Lampe
Registered Investment Companies	25	4,200,000,000	None	N/A
Other Pooled Investment Vehicles	1	3,800,000,000	None	N/A
Other Accounts*	19	2,000,000,000	1	82,900,000
Matthew Todorow
Registered Investment Companies	25	4,200,000,000	None	N/A
Other Pooled Investment Vehicles	1	3,800,000,000	None	N/A
Other Accounts*	19	2,000,000,000	1	82,900,000
Rudy D. Torrijos, III
Registered Investment Companies	25	4,200,000,000	None	N/A
Other Pooled Investment Vehicles	1	3,800,000,000	None	N/A
Other Accounts*	19	2,000,000,000	1	82,900,000
Lori P. Wachs
Registered Investment Companies	25	4,200,000,000	None	N/A
Other Pooled Investment Vehicles	1	3,800,000,000	None	N/A
Other Accounts*	19	2,000,000,000	1	82,900,000

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* These accounts include managed accounts, representing a total of 1,952 underlying accounts.

First Tennessee Bank National Association

First Tennessee is the Capital Appreciation Portfolio’s Co-Investment Adviser.  However, services provided by First Tennessee as Co-Investment Adviser do not include selection of investments for the Capital Appreciation Portfolio..

Martin & Company, Inc.

Intermediate Bond Portfolio

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Ted L. Flickinger, Jr.
Registered Investment Companies	None	$0	None	N/A
Other Pooled Investment Vehicles	3	$29,000,000	None	N/A
Other Accounts	83	$895,000,000	None	N/A
Michael W. Holt
Registered Investment Companies	None	$0	None	N/A
Other Pooled Investment Vehicles	None	0	None	N/A
Other Accounts	16	$220,000,000	None	N/A
Ralph W. Herbert
Registered Investment Companies	None	$0	None	N/A
Other Pooled Investment Vehicles	None	0	None	N/A
Other Accounts	2	$12,000,000	None	N/A

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Tennessee Tax-Free Portfolio

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Ted L. Flickinger, Jr.
Registered Investment Companies	None	$0	None	N/A
Other Pooled Investment Vehicles	3	$29,000,000	None	N/A
Other Accounts	83	$895,000,000	None	N/A
Ralph W. Herbert
Registered Investment Companies	None	$0	None	N/A
Other Pooled Investment Vehicles	None	0	None	N/A
Other Accounts	2	$12,000,000	None	N/A

Description of Material Conflicts of Interest.  DMC, Highland, and Martin each employ portfolio managers to manage multiple portfolios for multiple clients.  Material conflicts of interest could arise when one of the Portfolio’s managers also has day-to-day responsibilities with respect to one or more other funds and/or accounts, as is the case for all the portfolio managers listed in the table above.  These potential conflicts typically include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing other funds and/or accounts may devote unequal time and attention to management of those other mutual funds and/or accounts.

Allocation of Limited Investment Opportunities.  Each portfolio manager who is responsible for managing other funds and/or accounts may select a security with a limited investment opportunity which is also suitable for other funds and/or accounts.  If the opportunity is allocated among those other mutual funds and/or accounts, such action could limit a Portfolio’s ability to maximize the investment opportunity.

Pursuit of Differing Strategies (DMC and Highland only).  A portfolio manager may place transactions on behalf of other mutual funds and/or accounts that are directly or indirectly contrary to the investment decisions made on behalf of the Portfolios.  In some situations, a portfolio manager could place separate transactions for another mutual fund and/or account which may affect the market price of an investment held by either Portfolio.

Variation in Compensation (DMC only).  One other fund and/or account currently has a fee structure that is or has the potential to be higher (“Incentive Payments”) than the fees paid by the Capital Appreciation Portfolio to DMC.  Because incentive payments are tied to revenues earned by DMC, the Incentive Payments associated with this other fund and/or account may be higher or lower than those associated with the fees paid to DMC by Capital Appreciation Portfolio.

DMC, Highland, and Martian have each adopted compliance policies and procedures that are designated to address various conflicts of interest that may arise for the individuals that they employ.  For example, DMC, Highland, and Martin have adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities in compliance with each firm’s Code of Ethics.  However, no guarantee can be made that policies and procedures adopted by each investment adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Description of Compensation.  DMC, Highland, and Martin compensation structures are designed to attract and retain top-shelf investment professionals necessary to deliver high quality investment management services so each organization can provide exceptional services to the Portfolios.  The information provided below concerning the compensation structure for portfolio managers pertains to the period ended June 30, 2005.

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DMC

DMC compensated its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Capital Appreciation Portfolio.  DMC provided each portfolio manager a fixed base salary which was based on data prepared by third parties to ensure that salaries are in line with salaries paid at peer investment advisory firms.  Each portfolio manager was also eligible to receive an annual bonus, stock options, and participate in a NQDC plan. The amount available in a bonus pool was based on the management team’s assets under management minus any direct expenses incurred by DMC.  The allocation of bonuses to individual team members was determined at DMC’s sole discretion.  However, certain portfolio managers received quarterly payments of a portion of this bonus pool.

Stock options may have been awarded to purchase common shares of Delaware Investment U.S. Inc. (“DIUSI”).  In addition, certain portfolio managers may have also been awarded restricted stock units, or “performance shares”, in Lincoln National Corporation (“LNC”), the ultimate parent corporation of DIUSI.  Such options are awarded from time to time based on senior management’s judgment and as it deems appropriate based on factors other than performance, such as seniority.  Each portfolio manager was also eligible to participate in the LNC Executive Deferred Compensation Plan (“LNC’s NQDC’s plan”), which was available to all employees whose income exceeds a designated threshold.  The LNC’s NQDC’s plan was a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Highland

Highland provides its investment professionals a fixed base salary and a bonus plan based upon the net profits of Highland. In addition, each portfolio manager receives stock options in First Horizon National Corporation’s (“FHNC”) Management Stock Program (“Stock Program”) which is discussed below in greater detail.

Martin

Martin’s compensation paid to its portfolio mangers is based on the combination of these five elements;

(1) Fixed Salary.  Each portfolio manager has certain firm-wide responsibilities for which they receive a fixed salary.  The salary amount is determined by the significance of these responsibilities;

(2) Revenue Production.  Each portfolio manager receives a fixed portion of the revenue their assigned clients generate;

(3) Individual Performance Bonus.  A portion of annual bonus is determined by the portfolio manager’s attainment of agreed upon goals and objectives for the year;

(4) Firm Performance.  A portion of annual bonus is based on successful attainment of company financial goals; and

(5) FHNC’s Stock Program (discussed below in greater detail).

Highland and Martin

Highland and Martin are both affiliated with FHNC and although they operate independently from each other and have separate compensation packages (as indicated above) they both participate in the Stock Program which is discussed below in greater detail.

The portfolio managers receive stock options for FHNC common stock and grants of restricted common stock of FHNC under the Stock Program. The Stock Program has been approved by FHNC’s Compensation Committee. The overall market value of the Stock Program award is generally based on the salary grade of the portfolio manager with one half of the value of the award in stock options and one-half of the value of the award in restricted stock. However, the portion of the award made in restricted stock may vary based on the portfolio manager’s performance. Stock Program awards are approved by FHNC’s Compensation Committee.  If a portfolio manager were to terminate employment for reasons other than death, disability or retirement prior to vesting of the awards, the options or restricted stock would be forfeited.

Each portfolio manager also participates in certain FHNC broad-based employee benefit plans, including pension, retirement savings, disability, and health and life insurance.  The portfolio managers also participate in FHNC’s Survivor Benefit Plan.  This plan pays a benefit to the employee’s designated beneficiary based upon the employee’s final annual base salary upon the employee’s death.

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Ownership of Securities. The table below identifies ownership of Portfolio shares by each portfolio manager as of June 30, 2005:

First Funds Portfolio	Portfolio Managers	Dollar Range of Ownership of Securities
Core Equity
	David Thompson	$100,001 - $500,000
	Mark Cronin	$50,001 - $100,000
Capital Appreciation
	Marshall T. Bassett	None
	Jeffrey W. Hynoski	None
	Steven T. Lampe	None
	Matthew Todorow	None
	Rudy D. Torrijos, III	None
	Lori P. Wachs	None
Intermediate Bond
	Ted L. Flickinger, Jr	$50,001 - $100,000
	Michael W. Holt	None
	Ralph W. Herbert	$50,001 - $100,000
Tennessee Tax-Free
	Ted L. Flickinger, Jr	$10,001 - $50,000
	Ralph W. Herbert	None

DESCRIPTION OF THE TRUST

Trust Organization.  All Portfolios are series Portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992, and further amended and restated on August 5, 2003.  The Declaration of Trust permits the Trustees to create additional Portfolios and Classes.  There are currently seven Portfolios of the Trust, each with multiple Classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio.  The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust.  Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made.  The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios.  In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

The Trust’s Declaration of Trust provides that by becoming a shareholder of a Portfolio, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Shareholder and Trustee Liability.  The Trust is an entity of the type commonly known as a “Massachusetts Business Trust.”  Under Massachusetts’s law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.  The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets.  The Declaration of Trust provides for indemnification out of each Portfolio’s property of any shareholders held personally liable for the obligations of each Portfolio.  The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of

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shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations.  The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of a Portfolio without first requesting that the Trustees bring such a suit unless there would be irreparable injury to the Portfolio or if a majority of the Trustees have a personal financial interest in the action.  Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of portfolios with the same or an affiliated investment adviser or distributor.

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As of September 30, 2005 the following shareholders owned 5% or more of the outstanding shares of the indicated Class of the Portfolios.

			Total	% of	Total Outstanding
Name and Address	Portfolio	Class	Shares Owned	Class Held	in Class

First Horizon National Corp.	Core Equity	I	5,828,559.171	36.56%	15,941,686.288
D/B Pension Plan
Memphis, TN

Arrow & Co.	Core Equity	A	166,960.214	6.12%	2,729,910.095
Attn: NAV Desk
P.O. Box 30010
Durham, NC 27702-3010

Milton C. Vincent	Core Equity	C	121,780.055	5.22%	2,332,297.609
102 Polo Field Road
Chattanooga, TN 37419-1026

First Horizon National Corp.	Capital Appreciation	I	6,935,494.429	72.32%	9,589,547.379
D/B Pension Plan
Memphis, TN

McWood & Co.	Capital Appreciation	A	474,908.250	58.50%	811,748.258
c/o First Citizen Bank and Trust
P.O. Box 29522
Raleigh, NC 27626-0522

NFSC FEBO	Capital Appreciation	B	8,062.440	6.33%	127,381.466
Mary Jean Roach
2145 Lake Page Drive
Collierville, TN 38017-7897

Pershing LLC	Capital Appreciation	C	6,972.112	12.81%	54,436.077
P.O. Box 2052
Jersey City, NJ 07303-2052

Dan Boarman	Capital Appreciation	C	4,877.770	8.96%	54,436.077
Darolyn Boarman
604 Sea Vista Lane
North Myrtle Beach, SC 29582

State Street Bank & Trust	Capital Appreciation	C	4,727.587	8.68%	54,436.077
Custodian for the IRA Rollover of
Eugene B. Drost
P O Box 343070
Bartlett, TN 38184-3070

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			Total	% of	Total Outstanding
Name and Address	Portfolio	Class	Shares Owned	Class Held	in Class

NFSC FEBO	Capital Appreciation	C	2,945.594	5.41%	54,436.077
FBO Larry Dunn
1470 Teal Wing Lane
Cordova, TN 38016-8706

First Horizon National Corp.	Intermediate Bond	I	11,660,674.506	38.60%	30,205,346.542
D/B Pension Plan
Memphis, TN

FIIOC Custodian	Intermediate Bond	I	3,414,523.852	11.30%	30,205,346.542
FBO as Agent for Certain
Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1987

NFSC FEBO	Intermediate Bond	I	1,512,310.895	5.01%	30,205,346.542
The Trust Company of Knoxville
Attn: Teresa Miller
620 Market Street, Suite 300
Knoxville, TN 37902-2290

NFSC FEBO	Intermediate Bond	A	946,391.937	47.23%	2,003,773.829
The Trust Co. of Knoxville
Retirement Plan
620 Market Street, Suite 300
Knoxville, TN 37902-2290

NFSC FEBO	Intermediate Bond	A	471,793.025	23.55%	2,003,773.829
The Trust Co. of Knoxville
Attn: Teresa Miller
620 Market Street, Suite 300
Knoxville, TN 37902-2290

NFSC FEBO	Intermediate Bond	B	4,686.036	13.17%	35,585.835
Devon Dooley
15 Broadmoor
Jackson, TN 38305-2525

NFSC FEBO	Intermediate Bond	B	3,867.403	10.87%	35,585.835
Sharon Harthcock
FBO Donald M. Reichelderfer
467 Sangra Road South
Cordova, TN 38018-7686

NFSC FEBO	Intermediate Bond	B	3,507.912	9.86%	35,585.835
Beverly Y. Peterson
Tod Scott McKay Peterson
Tod Lindsey P. Browdyke
2257 Heatherwood Cove
Memphis, TN 38119-6511

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			Total	% of	Total Outstanding
Name and Address	Portfolio	Class	Shares Owned	Class Held	in Class

NFSC FEBO	Intermediate Bond	B	3,063.681	8.61%	35,585.835
FBO Martha A. Garrett
5580 Fresno
Memphis, TN 38115-2322

NFSC FEBO	Intermediate Bond	B	2,952.523	7.29%	35,585.835
Katie Costello
4518 Deer Lane
Memphis, TN 38118-1110

NFSC FEBO	Intermediate Bond	B	2,591.661	7.28%	35,585.835
FBO Sandra A. McCorry
347 Ericson Road
Cordova, TN 38018-7342

Walter W. Layson	Intermediate Bond	C	24,190.734	11.54%	209,623.729
Barbara S. Layson
871 San Simeon Drive
Concord, CA 94518-2156

National Investor Services	Intermediate Bond	C	15,200.533	7.25%	209,623.729
55 Water Street, 32nd Floor
New York, NY 10041-3299

Nancy W. Courtney	Intermediate Bond	C	13,788.821	6.58%	209,623.729
Richard S. Courtney
1603 Rochelle Drive
Dunwoody, GA 30338-6035

State Street Bank & Trust Co.	Intermediate Bond	C	13,069.760	6.23%	209,623.729
Custodian for the IRA of
Susan Schmidt Bies
1600 North Oak Street Apt. 710
Arlington, VA 22209-2754

NFSC FEBO	Intermediate Bond	C	12,918.578	6.16%	209,623.729
Kathleen H. Hood
4755 Royal Prince Way
Knoxville, TN 37912-4272

John R. Stagmaier	Intermediate Bond	C	11,058.265	5.28%	209,623.729
1175 James Boulevard
Signal Mountain, TN 37377-2544

52

			Total	% of	Total Outstanding
Name and Address	Portfolio	Class	Shares Owned	Class Held	in Class

Susan S.Garrett	Intermediate Bond	C	11,037.590	5.27%	209,623.729
1917 Suck Creek Road
Chattanooga, TN 37405-9727

NFSC FEBO	Tennessee	A	95,965.906	11.36%	845,104.916
Dorothy S. Hanks Living Trust
5100 Poplar Avenue, Suite 300
Memphis, TN 38137-0300

NFSC FEBO	Tennessee	A	79,229.409	9.38%	845,104.916
Harry Mikael Alderdice
Attn: Glen Hardison
P.O. Box 1794
Lewisburg, TN 37091-0794

NFSC FEBO	Tennessee	A	49,734.731	5.89%	845,104.916
Geneva B. Brady
719 North Washington Avenue
Cookeville, TN 38501-2673

NFSC FEBO	Tennessee	B	44,143.159	15.26%	289,239.750
SMR Property Investment LLC
Attn: Andrew W. Byrd & Co.
201 4th Ave. North, Suite 1250
Nashville, TN 37219-2092

NFSC FEBO	Tennessee	B	23,364.486	8.08%	289,239.750
John P. Sheahan
Estelle K. Sheahan
10849 Collierville Road
Collierville, TN 38017-9703

NFSC FEBO	Tennessee	B	16,258.118	5.62%	289,239.750
Vivian B. Fraser
Tod Catherine Fraser Brock
Tod Melissa Leigh Brock
P O Box 233
Cookeville, TN 38503-0233

NFSC FEBO	Tennessee	B	14,995.000	5.18%	289,239.750
Laura Kesling
Richard Kesling
3925 Wheelers Run Cove
Bartlett, TN 38135-1975

Elizabeth T. Graves	Tennessee	C	67,439.764	14.78%	456,436.688
120 Grove Park South
Memphis, TN 38117-3104

53

			Total	% of	Total Outstanding
Name and Address	Portfolio	Class	Shares Owned	Class Held	in Class

Gerald E. Stuart	Tennessee	C	51,647.633	11.32%	456,436.688
P.O. Box 10288
Knoxville, TN 37939-0288

S.T. Canale	Tennessee	C	36,717.266	8.04%	456,436.688
1594 Peabody Avenue
Memphis, TN 38104-3833

NFSC FEBO	Tennessee	C	36,163.557	7.92%	456,436.688
John W. Pittenger, MD
Martha W. Pittenger
806 Knights Bridge Road
Maryville, TN 37803-1955

Ray Dorris	Tennessee	C	24,877.188	5.45%	456,436.688
Lorre Dorris
P. O. Box 971
Gallatin, TN 37066-0971

NFSC FEBO	Tennessee	C	23,715.997	5.20%	456,436.688
Grace Ward Jamison
262 College Street
Collierville, TN 38017-2601

Our Lady of the Lake College	U.S. Government	C	1,447,650.080	17.51%	8,265,298.680
c/o Pitt R. Calkin
Attn: Accounting Dept.
5000 Hennessy Boulevard
Baton Rouge, LA 70808-4367

Our Lady of the Lake Hospital, Inc.	U.S. Government	C	728,570.94	8.81%	8,265,298.68
c/o Pitt R. Calkin
Attn: Accounting Dept.
5000 Hennessy Boulevard
Baton Rouge, LA 70808-4367

Katherine K. Gordon	U.S. Government	C	596,761.160	7.22%	8,265,298.680
241 Baronne Place
Memphis, TN 38117-2905

David L. Stutz	U.S. Government	C	488,519.460	5.91%	8,265,298.68
7723 Legends Way
Chattanooga, TN 37421-7101

Alan M. Sebulsky Administrator	U.S. Government	C	458,387.880	5.55%	8,265,298.680
Mike S. Sernovitx Administratior
Estate of Jean B. Sebulsky
403 Mayflower Road
Lakeforest, IL 60045-2325

54

			Total	% of	Total Outstanding
Name and Address	Portfolio	Class	Shares Owned	Class Held	in Class

J.M. Patterson	Municipal	I	4,482,397.97	10.76%	41,652,521.080
8390 Countrywood Fairway
Cordova, TN 38018

NFS Decommissioning Escrow	Municipal	I	4,449,910.56	10.68%	41,652,521.080
Administrator Jason Auditor
Nuclear Fuel Services, Inc.
1205 Banner Hill Road
Erwin, TN 37650

National Financial Services Corp.	Municipal	C	16,860,078.560	71.67%	23,524,903.820
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

Daca C. Buford	Cash Reserve	I	1,574,665.060	6.20%	25,414,412.190
630 West Clover Drive
Memphis, TN 38120

Thomas B. Peek Estate	Cash Reserve	I	1,347,203.830	5.30%	25,414,412.190
800 South Gay Street, 5th Floor
Knoxville, TN 37929

Charlotte Pitts Estate Agency	Cash Reserve	I	1,334,563.820	5.25%	25,414,412.190
122 Bogey Drive
Abingdon, VA 24211

NFSC FEBO	Cash Reserve	B	98,944.730	54.17%	182,660.610
Helen P. Cooper
Ann C. Desaix
3535 Kirby Road Apt. K215
Memphis, TN 38115-7743

NFSC FEBO	Cash Reserve	B	53,040.190	29.04%	182,660.610
FBO Edward A. Boring
3233 Old Lowes Ferry Road
Louisville, TN 37777-3407

NFSC FEBO	Cash Reserve	B	30,281.550	16.58%	182,660.610
FBO Dr. Patrick H. Spivey
4311 Memorial Boulevard
Kingsport, TN 37664-2843

National Financial Services Corp.	Cash Reserve	C	158,566,756.52	79.46%	199,548,511.045
P.O. Box 3752
Church Street Station
New York, NY 10008-3752

55

Voting Rights.  Each Portfolio’s capital consists of shares of beneficial interest.  The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus.  Shares are fully paid and nonassessable, except as set forth under the heading “Shareholder and Trustee Liability” above.  Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees.  The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by the Trustees.  If not so terminated, the Trust and each Portfolio will continue indefinitely.

The Trust or any Portfolio or class of the Trust may merge or sell its assets to another operating entity if authorized at any meeting of the shareholders representing a majority of the voting power of the Trust, Portfolio or class, as applicable.  Subject to applicable law, the Declaration of Trust provides that the Trustees may approve certain transactions without any shareholder vote.  Such transactions include, but are not limited to, the following:  (i) sell and convey the assets of the Trust or any affected Portfolio to another trust; (ii) sell and convert into money all of the assets of the Trust or any affected Portfolio; (iii) change a Portfolio’s form of organization; (iv) reorganize any Portfolio or class of the Trust as a whole into a new entity or new Portfolio of an existing entity; (v) incorporate any Portfolio or class or the trust as a whole as a new entity; (vi) amend the Declaration of Trust except for amendments which affect shareholders’ voting powers, amendments which affect the amendment provisions of the Declaration of Trust, amendments required by law or by a Portfolio’s registration statement to be voted on by the shareholders, or amendments submitted to shareholders by the Trustees; (vii) enter into and amend advisory and sub advisory agreements in accordance with law; (viii) terminate the Trust; (ix) designate or redesignate a Portfolio, (x) classify and reclassify classes; and (xi) make any other changes with respect to a Portfolio or class, including terminating a Portfolio or class, whether or not shares of the Portfolio or class are outstanding.

Classes.  Pursuant to the Declaration of Trust, the Trustees have authorized additional Classes of shares for each Portfolio of the Trust.  Although the investment objective for each separate Class of a particular Portfolio is the same, fee structures are different such that one Class may have a higher yield than another Class of the same Portfolio at any particular time. Shareholders of the Trust will vote separately by Portfolio, or by Class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a Class thereof, in which case, only the shareholders of such Portfolio or class will vote.  Pursuant to a vote by the Board of Trustees, the Trust has adopted Rule 18f-3 under the Act and has issued multiple Classes of shares with respect to each of its Portfolios.  Accordingly, the rights, privileges and obligations of each such Class will be determined in accordance with such rule.

Redemption.  The Trust may involuntarily redeem a shareholder’s shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate inactive, lost or very small accounts for administrative efficiencies and cost savings; (ii) to protect the tax status of a Portfolio; and (iii) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interest of the remaining shareholders of a Portfolio.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, CO. 80202, serves as the Trust’s independent registered public accounting firm and examines the annual financial statements for the Trust and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each Portfolio’s financial statements and financial highlights for the fiscal year ended June 30, 2005, are included in the Trust’s Annual Report, which is a separate report supplied independently of this Statement of Additional Information.  Each Portfolio’s financial statements and financial highlights are incorporated herein by reference.

The Portfolios’ financial statements for the year ended June 30, 2005 were audited by Deloitte & Touche LLP, whose report thereon is included in the Portfolios’ annual report.

56

APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY for the Intermediate Bond, Tennessee Tax-Free, and Money Market Portfolios is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Portfolio.  An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date.  Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid.  For a mortgage security, this average time is calculated by assuming a constant prepayment rate for the life of the mortgage.  The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S CORPORATE BOND RATINGS:

Aaa - Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protections may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks, appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S RATINGS OF STATE AND MUNICIPAL NOTES:

Moody’s ratings for state and municipal and other short-term obligations will be designated Moody’s Investment Grade (MIG or VMIG for variable rate obligations).  This distinction is in recognition of the difference between short-term credit risk and long-term credit risk.  Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.  Symbols used will be as follows:

MIG-l/VMIG-1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3 - This designation denotes favorable quality, with all security elements accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4 - This designation denotes adequate quality protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S COMMERCIAL PAPER RATINGS:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•                  Broad margins in earning coverage of fixed financial charges and with high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S CORPORATE BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in highest-rated categories.

The ratings from AA to BBB may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S RATINGS OF STATE AND MUNICIPAL NOTES:

SP-1 - Very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S COMMERCIAL PAPER RATINGS:

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

PART C. OTHER INFORMATION

Item 23.	Exhibits

Exhibit Number	Description
(a)	(1)	Declaration of Trust dated as of March 6, 1992.(1)

	(2)	Supplement to the Declaration of Trust effective April 24, 1992.(1)

	(3)	Amended and Restated Declaration of Trust dated as of September 4, 1992.(1)

	(4)	Supplement to the Declaration of Trust effective August 1, 1993.(1)

	(5)	Amended and Restated Declaration of Trust dated as of August 5, 2003. (9)

(b)	(1)	Bylaws of the Trust.(1)

	(2)	Amendment to the Bylaws dated November 17, 1992.(1)

(c)		Not Applicable.

(d)	(1)

Amended and Restated Investment Advisory and Management Agreement between First Funds on behalf of its Tennessee Tax-Free Portfolio and First Tennessee Bank National Association dated October 25,
1995.(6)

	(2)	Sub-Advisory Agreement between First Tennessee Bank National Association and Martin & Company, Inc. with respect to the Tennessee Tax-Free Portfolio dated March 2, 1998.(1)

	(3)	Amended and Restated Investment Advisory and Management Agreement between First Funds on behalf of Capital Appreciation Portfolio and First Tennessee Bank National Association dated June 1, 2000.(5)

	(4)	Investment Advisory and Management Agreement between First Funds on behalf of the Capital Appreciation Portfolio and Delaware Management Company dated June 1, 2000.(5)

	(5)	Investment Advisory and Management Agreement between First Funds on behalf of its Intermediate Bond Portfolio and First Tennessee Bank National Association dated August 29, 1997.(1)

1

	(6)	Sub-Advisory Agreement between First Tennessee Bank National Association and Martin & Company, Inc. with respect to the Intermediate Bond Portfolio dated March 2, 1998.(1)

	(7)	Amended and Restated Investment Advisory and Management Agreement between First Funds on behalf of its Bond Portfolio and First Tennessee Bank National Association dated February 15, 1993.(6)

	(8)	Amended and Restated Sub-Advisory Agreement between First Tennessee Bank National Association and Highland Capital Management Corp. with respect to the Bond Portfolio dated May 4, 1993. (6)

(9)

Amended and Restated Investment Advisory and Management Agreement between First Funds on behalf of its Growth & Income Portfolio and First Tennessee Bank National Association dated February 15, 1993. (6)

	(10)	Amended and Restated Sub-Advisory Agreement between First Tennessee Bank and Highland Capital Management with respect to the Growth & Income Portfolio dated May 4, 1993. (6)

(11)

Investment Advisory and Management Agreement between First Funds on behalf of its U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios, and First Tennessee Bank National Association dated July 2, 2001. (7)

(12)

Investment Advisory and Management Agreement between First Funds on behalf of its U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios, and BlackRock Institutional Management Corp. dated July 2, 2001. (7)

(e)	(1)	Amended and Restated General Distribution Agreement between First Funds on behalf of all Portfolios, and ALPS Distributors, Inc., dated August 19, 1998.(1)

	(2)	Form of Servicing Agreement between ALPS Mutual Funds Services, Inc. and an Agency Institution.(3)

	(3)	Form of Selling Dealer Agreement between ALPS Distributors, Inc., and selected dealers.(8)

	(4)	Form of Bank Agency Agreement between ALPS Distributors, Inc.,

2

and banks.(8)

(f)		Not Applicable.

(g)		Custody Agreement between First Funds and State Street Bank & Trust Company dated May 7, 1999.(3)

(h)	(1)	Transfer Agency Agreement between First Funds and State Street Bank & Trust Company dated May 7. 1999.(3)

	(2)	Amended and Restated Administration Agreement between First Funds on behalf of all Portfolios, and ALPS Mutual Funds Services, Inc., dated June 6, 2000. (6)

	(3)	Administration Agreement Co-Administrator between First Funds and First Tennessee Bank National Association with respect to all Portfolios dated July 1, 1995.(6)

	(4)	Power of Attorney dated September 25, 1998.(2)
Power of Attorney for Charles Burkett dated November 21, 2003.
Power of Attorney for Ken Edmundson dated October 25, 2004.

	(5)	Form of Amended and Restated Administration Agreement between First Funds on behalf of all Portfolios, and ALPS Mutual Funds Services, Inc. dated May 20, 2003. (9)

	(6)	Form of Amended and Restated Administration Agreement Co-Administrator between First Funds on behalf of all Portfolios, and First Tennessee Bank National Association dated May 20, 2003. (9)

	(7)	Form of Power of Attorney dated April 10, 2003. (9)

	(8)	Form of Fee Waiver Letter between First Funds and First Tennessee Bank, N.A.(10).

(i)		Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz10

(j)		Consent of Deloitte & Touche, LLP, independent accountants 10

(k)		Not Applicable.

(l)		Written assurances that purchase representing initial capital was made for investment purposes without any present intention of redeeming or reselling.(1)

3

(m)	(1)	Form of Shareholder Servicing Plan for First Funds Class A and C shares.(3)

	(2)	Form of Distribution Plan for First Funds Class C shares.(3)

	(3)	Form of Distribution Plan for First Funds Class B shares.(8)

	(4)	Form of Shareholder Services Plan for First Funds Class B shares.(8)

	(5)	Form of Distribution Plan for First Funds Class I shares. (9)

	(6)	Form of Amended Distribution Plan for First Funds Class A shares. (9)

	(7)	Form of Amended Distribution Plan for First Funds Class B shares.(9)

	(8)	Form of Amended Distribution Plan for First Funds Class C shares. (9)

(n)		Not Applicable.

(o)		Form of Plan Providing for Multiple Classes of Shares pursuant to Rule 18f-3.(4)

(p)	(1)	Code of Ethics for ALPS Distributors, Inc. (6)

	(2)	Code of Ethics for First Tennessee Bank National Association. (6)

	(3)	Code of Ethics for Delaware Management Corporation.(6)

	(4)	Code of Ethics for BlackRock Institutional Management Corporation. (6)

	(5)	Code of Ethics for Highland Capital Management Corporation. (6)

	(6)	Code of Ethics for Martin & Company, Inc. (6)

	(7)	Code of Ethics for First Funds Trust. (6)

(1)          Incorporated by reference to Post-Effective Amendment No. 15 to the Trust’s Registration Statement.

(2)          Incorporated by reference to Post-Effective Amendment No. 16 to the Trust’s Registration Statement.

(3)          Incorporated by reference to Post-Effective Amendment No. 17 to the Trust’s Registration Statement.

(4)          Incorporated by reference to Post-Effective Amendment No. 22 to the Trust’s Registration Statement.

(5)          Incorporated by reference to Post-Effective Amendment No. 23 to the Trust’s Registration Statement.

(6)          Incorporated by reference to Post-Effective Amendment No. 24 to the Trust’s Registration Statement.

(7)          Incorporated by reference to Post-Effective Amendment No. 26 to the Trust’s Registration Statement.

(8)          Incorporated by reference to Post-Effective Amendment No. 28 to the Trust’s Registration Statement.

(9)          Incorporated by reference to Post-Effective Amendment No. 29 to the Trust’s Registration Statement.

4

(10) Incorporated by reference to Post-Effective Ammendment No. 30 to the Trust’s Registration Statement.

Item 24.	Persons Controlled by or Under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee, or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action suit or proceeding in which he is involved by virtue of his service as a trustee, officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular officer involved. Rights to indemnification or insurance cannot be limited retroactively.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Manager

5

First Tennessee Bank National Association (FTB) - Investment Adviser

Position with FTB	Name	Other Business Connections	Type of Business

Director	Robert C. Blattberg	Polk Brothers Distinguished Professor of Retailing, J. L. Kellogg Graduate School of Management, Northwestern University (1)	Education

		Director, Golub Corporation (2)	Grocery

Director	George E. Cates	Retired Chairman & Director Mid-America Apartment Communities, Inc. (3)	Real estate investment trust

Director	Simon F. Cooper	Senior Vice-President, Marriott International, Inc. (55)	Hotel

		President & Chief Operating Officer Ritz-Carlton Hotel Company, LLC (56)	Hotel

Director, Chairman of the Board, President & Chief Executive Officer	J. Kenneth Glass	President, Chief Executive Officer, FHNC (4) Director & Chairman of the Board	Bank holding company

		Director, FedEx Corporation (5)	Overnight courier

		Director, GTx, Inc. (6)	Drug research

Director	James A. Haslam, III	Chief Executive Officer, Director, Pilot Corporation (8)	Retail operator of convenience stores and travel centers

		Chief Executive Officer, Pilot Travel Centers LLC (9)	Retail operator of convenience stores and travel centers

		Director, Ruby Tuesday, Inc. (10)	Restaurant

Director	R. Brad Martin	Chairman of the Board, Chief Executive Officer, Saks, Incorporated (11)	Retail

		Director, Harrah’s Entertainment, Inc. (12)	Casino, entertainment

Director	Vicki R. Palmer	Executive Vice President, Financial Services and Administration, Coca Cola Enterprises, Inc. (13)	Bottler of soft drink products

6

Position with FTB	Name	Other Business Connections	Type of Business
		Director, Haverty Furniture Companies, Inc (49)	Furniture

Director	Michael D. Rose	Director, Darden Restaurants, Inc. (14)	Restaurant
		Director, Stein Mart, Inc. (15)	Retail

		Director, FelCor Lodging Trust, Inc. (16)	Hotel

		Chairman, Gaylord Entertainment, Inc. (17)	Entertainment

		Director, General Mills, Inc. (18)	Food manufacturer

Director	Mary F. Sammons	President, Chief Executive Officer & Director, Rite Aid Corporation (19)	Retail drug store chain

Director	William B. Sansom	Chairman of the Board and Chief Executive Officer, The H. T. Hackney Company (20)	Wholesale distributor

		Director, Martin Marietta Materials, Inc. (21)	Construction aggregate material producer

		Director, Astec Industries, Inc. (22)	Construction aggregate materials producer

Director	Jonathan P. Ward	Chairman and Chief Executive Officer, The ServiceMaster Company (23)	Consumer services and supportive management services

		Director, J. Jill Group, Inc.(24)	Retail

Director	Luke Yancy III	President and Chief Executive Officer, Mid-South Minority Business Council(25)	Not for profit community organization

		Director, Memphis NetWorx, LLC (57)	Network Services

		Director, USA Trading Places, LLC (58)	International Trading Company

President-First Tennessee Financial Services	Charles G. Burkett	President, First Tennessee Financial Services, EVP, FHNC (4)	Bank holding company

7

Position with FTB	Name	Other Business Connections	Type of Business
		Director, Highland Capital Management Corp (7)	Investment adviser

		Director, First Tennessee Brokerage, Inc. (26)	Broker dealer

		Director, FT Insurance Corporation (27)	Insurance

		Director, Martin & Co., Inc. (28)	Investment adviser

		Director, First Express Remittance Processing Inc. (30)	Check processing

		Director, First Tennessee Housing Corporation (38)	Housing

		Director, First Horizon MSAver Resources, Inc. (59)	HSA Administration

Senior Vice President and Treasurer	Milton A. Gutelius	Senior Vice President and Corporate Treasurer FHNC (4)	Bank holding company

		Senior Vice President, Synaxis Group, Inc. (51)	Insurance

		Senior Vice President, Synaxis Insurance Services, Inc. (53)	Insurance

		Senior Vice President, Polk & Sullivan Group, Inc. (52)	Insurance

		Senior Vice President, Synaxis Risk Services, Inc. (64)	Insurance

		Senior Vice President, Employers Risk Services, Inc. (61)	Insurance

		Senior Vice President, Van Meter Insurance, Inc. (60)	Insurance

		Senior Vice President, Merritt & McKenzie, Inc. (62)	Insurance

		Senior Vice President, SFSR, Inc. (63)	Insurance

		Senior Vice President, First Horizon MSAvers Resources, Inc. (59)	HSA Administration

8

Position with FTB	Name	Other Business Connections	Type of Business
Executive Vice President Bank Services Group	John H. Hamilton	Executive Vice President, Bank Services Group, FHNC (4)	Bank holding company

		Director and Chairman, Norlen Life Insurance Corporation (65)	Insurance

Executive Vice President, Manager, Risk Management	Herbert H. Hilliard	Executive Vice President, Risk Management, FHNC (4)	Bank holding company

Executive Vice President and General Counsel	Harry A. Johnson, III	Executive Vice President and General Counsel of FHNC (4)	Bank holding company
Executive Vice President, Corporate Controller	James F. Keen	Executive Vice President, Corporate Controller FHNC (4)	Bank holding company
Chief Operating Officer, First Tennessee Financial Services	Larry B. Martin	Chief Operating Officer, First Tennessee Financial Services, EVP, FHNC (4)	Bank holding company

		Director, Martin & Company, Inc. (28)	Investment adviser

		Director, FTN Premium Services, Inc. (46)	Finance

		Director, First Tennessee Equipment Finance Corp. (47)	Equipment financing

		Director, First Horizon Merchant Services, Inc. (48)	Merchant processing
		Director, Synaxis Group, Inc. (51)	Insurance

		Director, Synaxis Risk Services, Inc. (51)	Insurance

		Director, Polk & Sullivan Group, Inc. (52)	Insurance

		Director, Synaxis Insurance Services, Inc. (53)	Insurance

		Director, Van Meter Insurance, Inc. (60)	Insurance

		Director, Employer’s Risk Services, Inc. (61)	Insurance

		Director, Merritt & McKenzie, Inc. (62)	Insurance

		Director, SFSR, Inc. (63)	Insurance

9

Position with FTB	Name	Other Business Connections	Type of Business

Executive Vice President, Corporate and Employee Services	Sarah L. Meyerrose	Executive Vice President, Corporate and Employee Services, FHNC (4)	Bank holding company

Executive Vice President and Chief Financial Officer	Marlin L. Mosby, III	Executive Vice President, Chief Financial Officer, FHNC (4)	Bank holding company

Executive Vice President and Chief Credit Officer	John P. O’Connor, Jr.	Executive Vice President and Chief Credit Officer, FHNC (4)	Bank holding company

President, First Horizon Financial Services	Gerald L. Baker	President, First Horizon Financial Services, EVP, FHNC (4)	Bank holding company

		Director & President, First Horizon Home Loan Corporation (31)	Mortgage

		Director, FT Mortgage Holding Corporation (32)	Mortgage

		Director, First Tennessee Mortgage Services, Inc. (33)	Mortgage

		Director, Federal Flood Certification Corp. (34)	Flood insurance

		Director, First Horizon Mortgage Loan Corp. (35)	Mortgage

		Director, FT Real Estate Information Mortgage Solutions Holding, Inc. (36)	Mortgage

		Director, FT Real Estate Information Mortgage Solutions, Inc. (36)	Mortgage

		Director, First Horizon Asset Securities, Inc. (37)	Securitization conduit

		Director, FT Real Estate Securities Company, Inc. (39)	Real Estate

		Director, FHR Holding, Inc. (40)	Holding company

		Director, FHRF, Inc. (40)	Holding co. subsidiary

10

Position with FTB	Name	Other Business Connections	Type of Business
		Director, FHEL, Inc. (40)	Holding co. subsidiary

		Director, FHTRS, Inc. (41)	REIT subsidiary

		Director, FHRIV, LLC; FHRV, LLC; FHRVI, LLC (42)	Holding co. subsidiary

		Director, FHRIII, LLC (43)	REIT Subsidiary

		Director, FT Reinsurance Co. (44)	Insurance

President, FTN Financial	Jimmie L. Hughes	President, FTN Financial, EVP, FHNC (4)	Bank holding company

Executive Vice President Interest Rate Risk Management	Elbert L. Thomas, Jr.	Executive Vice President, Interest Rate Risk Management (4)	Bank holding company

Executive Vice President	Rhomes Aur	Director, First Horizon Insurance Services, Inc. (29)	Insurance

		Director, First Tennessee Insurance Services, Inc. (29)	Insurance

		Director, Highland Capital Management Corp. (7)	Investment adviser

		Director, Stillpoint Advisers, Inc. (54)	Financial services

Executive Vice President	Bruce B. Hopkins	None

Executive Vice President	David B. Lantz	None

Executive Vice President	W. Keith Sanford	None

Executive Vice President	Stella M. Anderson	None

Senior Vice President	Scott N. Bovee	None

Senior Vice President	Otis M. Clayton	None

11

Position with FTB	Name	Other Business Connections	Type of Business
Senior Vice President, Wealth Management, Product Development and Support	Karen M. Kruse	None

Senior Vice President	Maureen A. MacIver	None

Senior Vice President	Paul Mann	None

Senior Vice President	David M. Taylor	Owner, Stacy’s Hallmark (50)	Retail

Senior Vice President, Corporate Auditor	Keith D. Williamson	None

Vice President	George T. Bryant	None

Vice President	Caroline Cox	None

Vice President	Mary Lou Drazich	None

Vice President	Susan M. Fletcher	None

Vice President	Pamela C. Grafton	None

Vice President	Matthew Jenne	None

Vice President	Robert B. Jones	None

Vice President	W. Keith Keisling	None

Senior Vice President	John M. Laughlin	None

Vice President	David D. Long	None

Vice President	Darren K. McGuire	None

Vice President	Sandra L. Ragland	None

Vice President	Barbara N. Reedy	None

Senior Vice President	James West	None

12

Position with FTB	Name	Other Business Connections	Type of Business
Vice President	Jacyne Woodcox	None

Trust Officer	Brian E. Johannsen	None

Vice President Trust Officer	Yvette E. Marion	None

Vice President Trust Officer, Trust Retirement Services	Wayne K. Roberts	None

Vice President Insurance Officer	John Keller	None

Senior Vice President	Deborah McDonald	None

Senior Vice President	Phill Deutsch	None

President - Knoxville Market	Pam P. Fansler	Director, Martin & Company, Inc.	Investment Advisor

President - Chattanooga Market	Frank Schriner	Director, Martin & Company, Inc.	Investment Advisor

President - Northeast Market	K. Newton Raff	Director, Martin & Company, Inc.	Investment Advisor

Senior Vice President	Frank E. Davis	None

Vice President	Jason Ardito	None

Senior Vice President	Robert Dowdy	None

Vice President	Leigh Lawyer	None

Senior Vice President	Allen Paine	None

Vice President	Elizabeth Taliaferro	None

Senior Vice President	Steve McNally	None

13

Position with FTB	Name	Other Business Connections	Type of Business
Vice President	Todd Seeley	None

Vice President	Portia Zerilla	None

Vice President, Trust	Duane Cunningham	None

Vice President, Senior Trust Officer	Keith Davis	None

Vice President, Trust Investments	David Dubose	None

Senior Vice President, Manager Trust Services	Bryan Fay	None

Vice President, Trust	Michael Gannon	None

Vice President, Trust Officer	William Gering	None

Vice President, Trust	Karl Macklin	None

Vice President	Dale Rainwater	None

Vice President, Trust	Marie Rugen	None

Vice President, Trust	Thelma Voelker	None

Vice President, Trust	Terri D. Wagner	None

Vice President Senior Trust Officer	Judy Whittle	None

14

NOTES:

(1)     J.L. Kellogg Graduate School of Management, 875 N. Michigan Ave., Suite 2945, Hancock Building, Chicago, IL   60611

(2)     Golub Corporation, P O Box 1074, Schenectady, NY   12301

(3)     Mid-America Apartment Communities, Inc., 6584 Poplar Ave., Ste. 340, Memphis, TN   38138

(4)     First Horizon National Corporation, 165 Madison Avenue, Memphis, TN 38103

(5)     FedEx Corporation, 942 S. Shady Grove Road, Memphis, TN 38120

(6)     GTx, Inc., 3 North Dunlap St., 3rd Floor, VanVleet Building,  Memphis, TN 38163

(7)     Highland Capital Management Corp., 6077 Primacy Parkway, Suite 228, Memphis, TN   38119

(8)     Pilot Corporation, 5508 Lonas Road, Knoxville, TN   37909

(9)     Pilot Travel Centers LLC, 5508 Lonas Road, Knoxville, TN   37909

(10)   Ruby Tuesday, Inc., 150 West Church Ave., Maryville, TN   37801

(11)   Saks, Incorporated, 1025 Cherry Road, Memphis, TN   38117

(12)   Harrah’s Entertainment, Inc., 1023 Cherry Road, Memphis, TN   38117

(13)   Coca Cola Enterprises, Inc., 2500 Windy Ridge Pkwy, Atlanta, GA   30339

(14)   Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, FL   32809

(15)   Stein Mart, Inc., 1200 Riverplace Blvd., Jacksonville, FL   32207

(16)   FelCor Lodging Trust, Inc., 545 East John Carpenter Freeway, Suite 1300, Irving, TX   75062-3933

(17)   Gaylord Entertainment, Inc., One Gaylord Drive, Nashville, TN   37214

(18)   General Mills, Inc., Number One General Mills Blvd., Minneapolis, MN 55426-1348

(19)   Rite Aid Corporation, 30 Hunter Lane, Camp Hill, PA 17011

(20)   The H. T. Hackney Company, Fidelity Bldg., 502 S. Gay Street, Suite 300, Knoxville, TN   37902

(21)   Martin Marietta Materials, Inc., 2710 Wycliff Rd., Raleigh, NC   27607

(22)   Astec Industries, Inc., 1725 Shepherd Rd., Chattanooga, TN   37421

(23)   The ServiceMaster Company, 3250 Lacey Road, Suite 600, Downers Grove, IL 60515

(24)   J. Jill Group, Inc., 4 Batterymarch Park, Quincy, MA 02169

15

(25)   Mid-South Minority Business Council, 158 Madison, Suite 300, Memphis, TN   38103

(26)   First Tennessee Brokerage, Inc., 530 Oak Court Drive, Suite 200, Memphis, TN 38117

(27)   FT Insurance Corporation, 530 Oak Court Drive, Memphis, TN 38117

(28)   Martin & Company, Inc., 625 S. Gay Street, Suite 200, Knoxville, TN 37902

(29)   First Horizon Insurance Services, Inc., and First Tennessee Insurance Services, Inc.,
530 Oak Court Drive, Memphis, TN  38117

(30)   First Express Remittance Processing, 165 Madison Ave., Memphis, TN 38103

(31)   First Horizon Home Loan Corporation, 165 Madison Ave., Memphis, TN   38103

(32)   FT Mortgage Holding Corp., 4000 Horizon Way, Irving, TX   75063

(33)   First Tennessee Mortgage Services, Inc., 165 Madison Ave., Memphis, TN   38103

(34)   Federal Flood Certification Corporation, 6220 Gaston Ave., Dallas, TX   75214

(35)   First Horizon Mortgage Loan Corporation, 4000 Horizon Way, Irving, TX   75063

(36)   FT Real Estate Information Mortgage Solutions Holding Company, Inc., and FT Real
Estate Information Mortgage Solutions, Inc., 165 Madison Ave., Memphis, TN 38103

(37)   First Horizon Asset Securities, 4000 Horizon Way, Irving, TX   75063

(38)   First Tennessee Housing Corporation, 165 Madison Ave., Memphis, TN 38103

(39)   FT Real Estate Securities Company, Inc., 165 Madison Ave., Memphis, TN 38103

(40)   FHR Holding, Inc., FHRF, Inc., and FHEL, 4000 Horizon Way, Irving, TX 75063

(41)   FHTRS, Inc., 1105 N. Market Street, Suite 1300, Wilmington, DE 19801

(42)   FHRIV, LLC; FHRV, LLC; FHRVI, LLC, 1105 N. Market Street, Suite 1300, Wilmington, DE 19801

(43)   FHRIII, LLC, 1105 N. Market Street, Suite 1300, Wilmington, DE 19801

(44)   FT Reinsurance Company, 7 Burlington Square, 6th Floor, Burlington, VT   05401

(45)   First Horizon/First Tennessee Foundation, Inc. 165 Madison Ave., Memphis, TN 38103

(46)   FTN Premium Services, Inc., 3401 West End Ave., Suite 180, Nashville, TN 37203

(47)   First Tennessee Equipment Finance Corporation, 165 Madison Ave., Memphis, TN   38103

(48)   First Horizon Merchant Services, Inc., 300 Court Ave., Memphis, TN 38103

(49)   Haverty Furniture Companies, Inc. 780 Johnson Ferry Road NE, Suite 800, Atlanta, GA 30342

16

(50)   Stacy’s Hallmark, 3096 Poplar Ave., Memphis, TN 38111

(51)   Synaxis Group, Inc., 3401 West End Ave., Suite 180, Nashville, TN  37203

(52)   Polk & Sullivan Group, Inc., 3401 West End Ave., Ste. 600, Nashville, TN  37203

(53)   Synaxis Insurance Services, Inc., 1997 Madison Street, Clarksville, TN  37403

(54)   Stillpoint Advisers, Inc., 3333 Peachtree Rd., NE, Suite 150, Atlanta, GA  30326

(55)   Marriott International, Inc., One Marriott Drive, Washington, D.C. 20058

(56)   Ritz-Carlton Hotel Company, LLC, 4445 Willard Avenue, Ste. 800, Chevy Chase, MD 20815

(57)   Memphis NetWorx, LLC, 7620 Appling Center Drive, Ste 101, Memphis, TN  38133

(58)   USA Trading Places, LLC, 8262 George Brett Drive, Memphis, TN  38018

(59)   First Horizon MSAver Resources, Inc., 165 Madison Ave., Memphis, TN  38103

(60)   Van Meter Insurance, Inc., 1240 Fairway St., Bowling Green, KY  42103

(61)   Employers Risk Services, Inc., 1240 Fairway St., Bowling Green, KY  42103

(62)   Merritt & McKenzie, Inc., 200 Gallena, Ste 600, Atlanta, GA  30339

(63)   SFSR Inc., 3401 West End Ave., Ste 600, Nashville, TN 37203

(64)   Synaxis Risk Services, Inc., 3401 West End, Ste. 600, Nashville, TN  37203

(65)   Norlen Life Insurance Corporation, 165 Madison Ave., Memphis, TN  38103

17

Highland Capital Management Corp. (Highland)

6077 Primacy Parkway, Memphis, TN

Position at Highland	Name	Other Business Connections

Director, President	Steven Wishnia	None

Director, Chairman of the Board	Paul H. Berz	None

Director, Senior Vice President, Secretary & Treasurer	David L. Thompson	None

Director	Rhomes Aur	see FTB listing

Director	Charles Burkett	see FTB listing

Vice President	Mark Cronin	None

18

Martin & Company, Inc.

625 S. Gay Street, Suite 200

Knoxville, TN  37902

Position with Martin	Name	Other Business Connections	Type of Business

Director	Charles Burkett	See FTB Listing

Director	Ted Flickinger	None

Director	A. David Martin	House-Hasson Hardware *	Hardware

Director	Larry B. Martin	See FTB Listing

Director	Pam Fansler	See FTB Listing

Director	Frank Schriner	See FTB Listing

Director	K. Newton Raff	See FTB Listing

Director	William E. Woodson, Jr.	None

Chief Financial Officer	David Jagels	None

Senior Vice President	Michael Holt	None

Vice President	Charles Stewart	None

Vice President	Ralph Herbert	None

Vice President	John Hea	None

*  House-Hasson Hardware, 3125 Water Plant Road, Knoxville, TN  37914

19

BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

400 BELLEVUE PARKWAY

WILMINGTON, DELAWARE

BlackRock Institutional Management Corporation (“BIMC”) is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.  BIMC’s principal business address is 100 Bellevue Parkway, Wilmington, DE 19809.  BIMC is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies.  Information as to the directors and officers of BIMC is as follows:

Name and Position with BIMC	Other Company	Position With Other Company
Paul L. Audet Director	BlackRock Provident Institutional Funds Wilmington, DE	Treasurer

	BlackRock Funds Wilmington, DE	Treasurer

	BlackRock Capital Management, Inc. Wilmington, DE	Director

	BlackRock Advisors, Inc. Wilmington, DE	Director

	BlackRock Financial Management, Inc. New York, NY	Chief Financial Officer & Managing Director

	BlackRock (Japan), Inc. New York, NY	Chief Financial Officer & Managing Director

	BlackRock International, Ltd. Edinburgh, Scotland	Chief Financial Officer & Managing Director

	BlackRock, Inc. New York, NY	Chief Financial Officer & Managing Director

Laurence J. Carolan Managing Director and Director	BlackRock Capital Management, Inc. Wilmington, DE	Managing Director & Director

	BlackRock, Inc. New York, NY	Managing Director

20

	BlackRock Advisors, Inc. Wilmington, DE	Managing Director & Director

Robert P. Connolly Managing Director, General Counsel and Secretary	BlackRock Capital Management, Inc. Wilmington, DE	Managing Director, General Counsel & Secretary

	BlackRock, Inc. New York, NY	Managing Director, General Counsel & Secretary

	BlackRock International, Ltd. Edinburgh, Scotland	Managing Director, General Counsel & Secretary

	BlackRock (Japan), Inc. New York, NY	Managing Director, General Counsel & Secretary

	BlackRock Advisors, Inc. Wilmington, DE	Managing Director, General Counsel & Secretary

	BlackRock Financial Management, Inc. New York, NY	Managing Director, General Counsel & Secretary

	BlackRock Investments, Inc. New York, NY	General Counsel & Secretary

Laurence D. Fink Chief Executive Officer	BlackRock Funds Wilmington, DE	President & Trustee

	BlackRock Capital Management, Inc. Wilmington, DE	Chief Executive Officer

	BlackRock, Inc. New York, NY	Chairman & CEO

	BlackRock International, Ltd. Edinburgh, Scotland	Chairman & CEO

21

	BlackRock (Japan), Inc. New York, NY	Chairman & CEO

	BlackRock Investments, Inc. New York, NY	Chairman & CEO

	BlackRock Advisors, Inc. Wilmington, DE	Chief Executive Officer

	BlackRock Financial Management, Inc. New York, NY	Chairman & CEO

	BlackRock HPB Management LLC New York, NY	Director

Robert S. Kapito Vice Chairman and Director	BlackRock Capital Management, Inc. Wilmington, DE	Vice Chairman & Director

	BlackRock International, Ltd. Edinburgh, Scotland	Vice Chairman & Director

	BlackRock, Inc. New York, NY	Vice Chairman

	BlackRock Advisors, Inc. Wilmington, DE	Vice Chairman & Director

	BlackRock (Japan), Inc. New York, NY	Vice Chairman & Director

	BlackRock Investments, Inc. New York, NY	Director

22

	BlackRock Financial Management, Inc. New York, NY	Vice Chairman & Director

Kevin M. Klingert Managing Director and Director	BlackRock Capital Management, Inc. Wilmington, DE	Managing Director & Director

	BlackRock, Inc. New York, NY	Managing Director

	BlackRock Advisors, Inc. Wilmington, DE	Managing Director & Director

	BlackRock Financial Management, Inc. New York, NY	Managing Director

John P. Moran Managing Director and Director	BlackRock Capital Management, Inc. Wilmington, DE	Managing Director & Director

	BlackRock, Inc. New York, NY	Managing Director

	BlackRock Advisors, Inc. Wilmington, DE	Managing Director & Director

	BlackRock Investments, Inc. New York, NY	President

Thomas H. Nevin Managing Director and Director	BlackRock Capital Management, Inc. Wilmington, DE	Managing Director & Director

	BlackRock, Inc. New York, NY	Managing Director

	BlackRock Advisors, Inc. Wilmington, DE	Managing Director & Director

	BlackRock Financial Management, Inc. New York, NY	Managing Director

23

Ralph L. Schlosstein President and Director	BlackRock Provident Institutional Funds Wilmington, DE	Chairman & President

	BlackRock Capital Management, Inc. Wilmington, DE	President & Director

	BlackRock, Inc. New York, NY	President & Director

	BlackRock International, Ltd. Edinburgh, Scotland	President & Director

	BlackRock (Japan), Inc. New York, NY	President & Director

	BlackRock Investments, Inc. New York, NY	Director

	BlackRock Advisors, Inc. Wilmington, DE	President & Director

	BlackRock Financial Management, Inc. New York, NY	President & Director

	BlackRock HPB Management LLC New York, NY	Director

Keith T. Anderson Managing Director	BlackRock Capital Management, Inc. Wilmington, DE	Managing Director

	BlackRock, Inc. New York, NY	Managing Director

	BlackRock Advisors, Inc. Wilmington, DE	Managing Director

24

BlackRock Financial Management, Inc. New York, NY	Managing Director

BlackRock International, Ltd. Edinburgh, Scotland	Managing Director

BlackRock (Japan), Inc. New York, NY	Managing Director

DELAWARE MANGEMENT COMPANY

2005 MARKET STREET

PHILADELPHIA, PENNSYLVANIA

Delaware Management Company is organized as a series of Delaware Management Business Trust (“DMBT”), a business trust organized under the laws of the State of Delaware.  The list required by this Item 26 of officers and directors of DMBT, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by DMBT pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-32108).

Item 27.	Principal Underwriters

(1)

The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Accessor Funds, Agile Funds, Ameristock Mutual Funds, Inc., Clough Equity Allocation Fund, Clough Global Allocation Fund, Corner Cap Funds, DIAMONDS Trust, Drake Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, First Funds, Firsthand Funds, Forward/Emerald Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Funds, Macquarie Global Infrastructure Total Return Fund, Milestone, Nasdaq 100 Trust, PowerShares Exchange-Traded Funds Trust, Reaves Utility Income Fund, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., W. P. Stewart Funds, Wasatch Funds, and Williams Capital Management Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:

25

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
W. Robert Alexander	None	Chairman, Chief Executive Officer and Secretary

Thomas A. Carter	None	Chief Financial Officer and Director

Edmund J. Burke	None	President and Director

Jeremy May	Treasurer	Senior Vice President and Director

Robert Szydlowski	None	Vice President

Rick A. Pederson	None	Director

Tané T. Tyler	Secretary	Chief Legal Officer

Bradley J. Swenson	None	Chief Compliance Officer

Dan Dolan	None	Director of Wealth Management Strategies

*  All Addresses are 1625 Broadway, Suite 2200, Denver, Colorado  80202

Item 28.	Location of Accounts and Records

First Tennessee Bank National Association, located at 530 Oak Court Dr., Suite 200, Memphis, Tennessee, Highland Capital Management Corp., located at 6077 Primacy Parkway, Memphis, Tennessee, BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware, Delaware Management Company, located at 2005 Market Street, Philadelphia, Pennsylvania, Martin & Company, Inc., located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, Tennessee, and ALPS Distributors, Inc., located at 1625 Broadway, Suite 2200, Denver, Colorado, will maintain physical possession of each such account, book or other documents of the Trust, except for those documents relating to custody services maintained by the Trust’s Custodian, State Street Bank and Trust Company, 1776 Heritage Drive – JAB2N, North Quincy, MA and those transfer agent, records

26

maintained by the Trust’s Transfer Agent, State Street Bank and Trust Company at the same address listed above.

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not Applicable

27

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 32 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Memphis, and State of Tennessee, on the 28th day of October, 2005.

FIRST FUNDS

By:	/s/Richard C. Rantzow*
Richard C. Rantzow, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/Richard C. Rantzow
Richard C. Rantzow*	Trustee	October 28, 2005

/s/John A. DeCell
John A. DeCell*	Trustee	October 28, 2005

/s/Larry W. Papasan
Larry W. Papasan*	Trustee	October 28, 2005

/s/George P. Lewis
George P. Lewis**	Trustee and President	October 28, 2005

/s/ Charles Burkett
Charles Burkett ***	Trustee	October 28, 2005

/s/ Ken W. Edmundson
Ken W. Edmundson****	Trustee	October 28, 2004

/s/ Jeremy O. May
Jeremy O. May	Treasurer	October 28, 2005

*Signature affixed by Desiree M. Franklin pursuant to a power of attorney dated September 25, 1998, and incorporated herein by reference to Post-Effective Amendment No. 16 to the Trust’s Registration Statement.

**Signature affixed by Desiree M. Franklin pursuant to a power of attorney dated April 10, 2003, and incorporated herein by reference to Post-Effective Amendment No. 29 to the Trust’s Registration Statement.

***Signature affixed by Desiree M. Franklin pursuant to a power of attorney dated November 21, 2003.

****Signature affixed by Desiree M. Franklin pursuant to a power of attorney dated October 25, 2004.

28

INDEX TO EXHIBITS

FIRST FUNDS

Exhibit Number

(i)	Opinion of Baker, Donelson, Bearman & Caldwell, Counsel to Registrant.

(j)	Consent of Independent Public Accountants Deloitte & Touche LLP.